Securities Act File No. 333-122917

ICA No. 811- 21720

As filed with the Securities and Exchange Commission on July 16, 2013

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. _______	[ ]

Post-Effective Amendment No. 504	[ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 506	[ X ]

 (Check Appropriate Box or Boxes)

Northern Lights Fund Trust

(Exact Name of Registrant as Specified in Charter)

17605 Wright Street

Omaha, NE 68154-1150

Attention:  Michael Miola

 (Address of Principal Executive Offices)(Zip Code)

(402) 895-1600

 (Registrant's Telephone Number, Including Area Code)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With a copy to:

JoAnn M. Strasser, Esq. Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, Ohio 43215 614-469-3265 (phone) 513-241-4771 (fax)	James P. Ash, Esq. Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, New York 11788 (631) 470-2619 (phone) (631) 813-2884 (fax)

 Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

(X)

immediately upon filing pursuant to paragraph (b).

( )

on (date) pursuant to paragraph (b).

()

60 days after filing pursuant to paragraph (a)(1).

()

on (date) pursuant to paragraph (a)(1).

()

75 days after filing pursuant to paragraph (a)(2).

(  )

on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

(  ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

July 16, 2013

Altegris Equity Long Short Fund A Series of Northern Lights Fund Trust
Prospectus Class A (ELSAX) Class C (ELSCX) Class I (ELSIX) Class N (ELSNX)

ADVISED BY Altegris Advisors, L.L.C. 1200 Prospect Street Suite 550 La Jolla, CA 92037

SUB-ADVISED BY
Harvest Capital Strategies, LLC
600 Montgomery Street, 20th Floor
San Francisco, CA 94111

OMT Capital Management LLC
One Montgomery Street, Suite 3300
San Francisco, CA 94104

Visium Asset Management, LP
950 Third Avenue, 29th Floor
New York, NY 10022

Chilton Investment Company, LLC

1290 East Main Street, 1 st Floor

Stamford, CT  06092

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	2
Investment Objectives	2
Fees and Expenses of the Fund	2
Principal Investment Strategies	3
Principal Investment Risks	10
Performance	12
Investment Adviser	12
Investment Adviser Co-Portfolio Managers	12
Sub-Advisers	12
Sub-Adviser Portfolio Managers	12
Purchase and Sale of Fund Shares	13
Tax Information	13
Payments to Broker-Dealers and Other Financial Intermediaries	13
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	14
Investment Objectives	14
Principal Investment Strategies	14
Principal Investment Risks	17
Temporary Investments	21
Portfolio Holdings Disclosure	21
MANAGEMENT	22
Investment Adviser	22
Investment Adviser Co-Portfolio Managers	24
Sub-Adviser and Sub-Adviser Portfolio Manager	25
HOW SHARES ARE PRICED	40
HOW TO PURCHASE SHARES	42
HOW TO REDEEM SHARES	48
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	51
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	53
DISTRIBUTION OF SHARES	54
Distributor	54
Distribution Fees	54
Additional Compensation to Financial Intermediaries	55
Householding	55
FINANCIAL HIGHLIGHTS	55
PRIVACY NOTICE	56

FUND SUMMARY

Investment Objectives

The Fund seeks to achieve long-term capital appreciation with moderate correlation to major equity market indices and to achieve this objective with less volatility than major equity market indices.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in “How to Purchase Shares” on page 39 of the Fund's Prospectus.

Shareholder Fees (Fees paid directly from your investment)	Class A	Class C	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	2.75%	2.75%	2.75%	2.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses	2.13%	2.13%	2.13%	2.13%
Interest and Dividends on Securities Sold Short	1.28%	1.28%	1.28%	1.28%
Remaining Other Expenses	0.85%	0.85%	0.85%	0.85%
Total Annual Fund Operating Expenses	5.13%	5.88%	4.88%	5.13%
Fee Waiver( [1] )	(0.61)%	(0.61)%	(0.61)%	(0.61)%
Total Annual Fund Operating Expenses After Fee Waiver	4.52%	5.27%	4.27%	4.52%

(1)

The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until July 31, 2014, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expense, borrowing  costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) will not exceed 3.24%,3.99%, 2.99%, and 3.24% of average daily net assets attributable to Class A, Class C, Class I, and Class N shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$ 1,002	$ 1,972	$2,940	$5,349
C	$ 626	$ 1,689	$2,831	$5,600
I	$ 429	$ 1,413	$2,400	$4,877
N	$ 453	$ 1,483	$2,510	$5,065

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 517% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its assets, defined as net assets plus the amount of any borrowings for investment purposes, in long or short positions in equity securities of domestic and foreign companies ("80% investment policy"). For purposes of the 80% investment policy, the Fund defines equity securities as (1) common stocks, (2) preferred stocks, (3) stock warrants, (4) stock rights and (5) debt securities that are convertible into stock. The Fund invests in securities of issuers of any capitalization and in any style (from growth to value). The Fund may invest in convertible debt securities of any maturity or credit quality, including those rated below investment grade ("high-yield securities" or "junk bonds"). Below-investment-grade debt securities are those rated below Baa3 by Moody's Investors Service or equivalently by another nationally recognized statistical rating organization (NRSRO). The Fund may invest a portion of its assets in private placement offerings which may be illiquid. Additionally, the Fund may employ leverage by borrowing from banks in an amount of up to 33% of the Fund's assets (defined as net assets plus borrowing for investment purposes). The Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest more than 5% of its total assets in the securities of one or more issuers and therefore have its investments focused in fewer securities at any one time than a diversified fund. The Fund may engage in frequent trading of the Fund's portfolio securities.

The Fund's adviser, Altegris Advisors, L.L.C., seeks to achieve long-term capital appreciation with moderate correlation to major equity market indices by using an "equity long short" strategy that is executed by allocating assets among the Fund's sub-advisers, each of which has one or more proprietary equity long short investment strategies. The Fund's adviser seeks to achieve this objective, with reduced volatility as compared to major market indices, in part, by diversifying investments among sub-adviser strategies that are not expected to have returns that are highly correlated to each other or the major equity market indices. However, the Fund is not a market-neutral Fund.

Each of the Fund’s sub-advisers has one or more proprietary equity long short investment strategies, and in pursuing these strategies, the sub-advisers will generally maintain positions (both long and short) in equity and equity derivative securities. The types of securities in which the sub-advisers will generally invest include common stocks, preferred stocks, rights, warrants, convertibles, other investment companies, including ETFs, as well as ADRs and other similar investments. The sub-advisers may also invest in equity securities purchased on foreign exchanges (including securities of issuers located in emerging markets). Derivative instruments in which sub-advisers invest include options and futures, which are primarily used for hedging purposes. Sub-advisers may utilize leverage as part of their portfolio management process. From time to time, individual sub-advisers (and by extension the Fund) may invest a significant portion of their assets in the securities of companies in the same sector, market capitalization and/or geographic categories.

While the Fund is generally expected to have a net long bias over time, the individual sub-advisers may be net long, market neutral, or net short at any given time depending upon their individual strategies and/or their view of market conditions.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

•

Capital Raising Risk: There can be no guarantee that adequate capital will be raised in a timely fashion in order to achieve the Fund’s investment objectives.

•

Credit Risk: There is a risk that convertible debt issuers will not make payments on securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of convertible debt securities held by the Fund may be lowered if an issuer's financial condition changes.

•

Derivatives Risk: The use of futures and options involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk and tracking risk. Long options positions may expire worthless.

•

Equity Securities: Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

•

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•

High Yield or Junk Bond Risk: Lower-quality convertible debt securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.

•

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

•

Leverage Risk: The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund's gains or losses.

•

Limited History of Operation (s) Risk : The Fund has a limited history of operation(s) for investors to evaluate.

•

Management Risk: The adviser's judgments about the investment expertise of each sub-adviser may prove to be inaccurate and may not produce the desired results. Each sub-adviser's judgments about the attractiveness, value and potential appreciation or depreciation of a particular security in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.

•

Market Risk: Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

•

Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

•

Preferred Stock Risk: Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

•

Short Selling and Short Position Risk: The Fund will engage in short selling and short position derivative activities, which are significantly different from the investment activities commonly associated with conservative stock funds. Positions in shorted securities and derivatives are speculative and more risky than "long" positions (purchases) because the cost of the replacement security or derivative is unknown. Therefore, the potential loss on an uncovered short is unlimited, whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes selling securities short could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund's return, and may result in higher taxes.

•

Small and Medium Capitalization Company Risk: Small and mid-sized companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Equities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

•

Turnover Risk. A higher portfolio turnover may result in higher transactional and brokerage costs.

Performance

Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.altegrismutualfunds.com or by calling 1(888)524-9441.

Investment Adviser

Altegris Advisors, L.L.C.

Investment Adviser Co-Portfolio Managers

Each of the following persons has served the Fund as a Portfolio Manager since it commenced operations in 2012.

•

Jon Sundt, President and Chief Executive Officer

•

Matt Osborne, Executive Vice President

•

Allen Cheng, Senior Vice President and Chief Investment Officer

Sub-Advisers

Harvest Capital Strategies, LLC; OMT Capital Management LLC; Visium Asset Management, LP; and Chilton Investment Company, LLC.

Sub-Adviser Portfolio Managers

Each of the following persons (when otherwise noted) has served the Fund as a sub-adviser Portfolio Manager to the Fund since it commenced operations in 2012.

Harvest Capital Strategies, LLC

•

Joseph Jolson, Chief Executive Officer

•

Don Destino, Managing Director

•

Jim Fowler, Managing Director

•

Kelly Wiesbrock, Managing Director

OMT Capital Management LLC

•

Thomas Henwood, Chief Investment Officer

•

Josh Wilson, Portfolio Manager

•

Paul Sagara, Portfolio Manager

Visium Asset Management, LP

•

Robert Kim, Portfolio Manager and Director of Research •

Chilton Investment Company, LLC

•

Richard L. Chilton, Jr., Chief Executive Officer and Chief Investment Officer effective July 2013.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, www.altegrismutualfunds.com, or through your broker. Redemptions will be paid by automated clearing house funds ("ACH"), check or wire transfer. The Fund or its adviser may waive any of the minimum initial and subsequent investment amounts.

Class	Minimum Investment
	Initial	Subsequent
A	$2,500	$250
C	$5,000	$250
I	$1,000,000	$250
N	$2,500	$250

Tax Information

Dividend and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives

The Fund seeks to achieve long-term capital appreciation with moderate correlation to major equity market indices and to achieve this objective with less volatility than major equity market indices. The Fund's investment objective and its 80% investment policy may be changed without shareholder approval by the Fund's Board of Trustees upon 60 days' written notice to shareholders.

Adviser's Investment Process

The adviser's investment process consists of five primary stages: (1) asset allocation; (2) sourcing; (3) evaluating investment managers; (4) portfolio construction; and (5) ongoing investment monitoring, risk management and reallocation. The adviser's investment process includes what the adviser believes, with confidence, is a rigorous methodology for sourcing, evaluating and qualifying prospective equity long short investment manager candidates for selection to serve as sub-advisers of the Fund. This process is coordinated in conjunction with the adviser's procedures within asset allocation and portfolio construction. Once an investment manager has been engaged as a sub-adviser to the Fund and begins managing a portion of the assets in the Fund's portfolio, the adviser performs extensive ongoing monitoring to assess performance, identify potential style drift, and evaluate core components of risk management. A summary of the adviser's process is as follows:

Asset Allocation	Sourcing	Evaluating	Portfolio Construction	Monitoring, Risk Management & Reallocation
• Analysis of top-down and bottom-up factors affecting asset class • Determine equity long short sub-strategy weightings	• Analyze investment managers that represent asset class and sub-strategies • Initial reviews	• Rigorous due diligence • Document collection and review • Investment due diligence • Operational due diligence	• Select and engage sub-advisers from among qualified prospective investment managers • Quantitative portfolio optimization • Qualitative assessment

•

Assess investment results of
sub-advisers
by assessing:

-

Returns

-

Standard Deviations

-

Performance Attribution

-

Style Drift

-

Correlation Changes

-

Sub-adviser Management Changes

•

Rebalance between sub-advisers and/or reallocate to new sub-advisers

Asset Allocation: The adviser opportunistically determines the relevant equity long short sub-strategies that should comprise the portfolio within an asset allocation framework. To determine recommended sub-strategy ranges, the process incorporates a combination of top-down and bottom-up analysis that includes quantitative and qualitative factors. The experience of the adviser is critical in determining the qualitative rationale of relevant drivers for sub-strategies.

Sourcing: The next step in the equity long short strategy investment process is the sourcing of investment managers as prospective sub-advisers from the large and growing universe of equity long short managers. The sourcing of sub-advisers is derived from years of alternative industry experience of the Portfolio Co-Managers and the adviser's management. The adviser's network of relationships with investment professionals plays an important role. Specific sources can include alternative investment managers, traders, research analysts, other industry contacts and existing investment manager relationships. Other resources include proprietary and public databases and prime brokers. Once the adviser has identified investment managers that are of initial interest as candidates for potential engagement as sub-advisers, these managers are presented to an Investment Committee composed of the adviser's Portfolio Managers and key members from the adviser's research group and management of the adviser and its affiliates. The Investment Committee reviews the initial due diligence of the prospective sub-advisers performed by the research group to determine which of these initially-reviewed investment managers advance for further evaluation as candidates for engagement as sub-advisers in the next stage of review.

Evaluating: For prospective sub-adviser candidates that advance from the initial review process, the adviser performs a rigorous due diligence process. In addition to qualitative discussions with the sub-advisers and their respective portfolio managers as well as quantitative analysis of the investment strategies performed during the initial review process, the adviser conducts further reviews that include (1) documentation collection and review, (2) investment due diligence and (3) operational due diligence.

The list of documentation required and reviewed by the adviser is lengthy. However, as each investment is unique, not all documentation is required for Investment Committee approval, nor are all documents requested applicable to or available from each prospective sub-adviser candidate. Requested documentation typically encompasses offering or promotional materials for other funds or accounts advised by the sub-adviser candidate pursuant to the same or a similar strategy to that under evaluation by the adviser, reporting and annual audits for such other funds or accounts, a due diligence questionnaire, investor communications and other materials. The investment and operational due diligence process includes one or more onsite manager visits and multiple interviews, quantitative analysis, background checks and review of the investment strategy, process and risk management as well as business management issues. While due diligence varies across investment managers and investment strategies, the process includes detailed analysis into the investment and operational foundation of a prospective sub-adviser candidate. Among the specifics reviewed by the adviser are:

i.

Ability of the manager to generate returns within specific risk parameters;

ii.

Stability of manager's investment process and its ability to sustain return;

iii.

Expertise of the manager's firm and its employees;

iv.

Differentiating factors that give the manager an investment edge;

v.

Infrastructure of the manager's firm from research to trading to operations;

vi.

The manager's risk control procedures, both from a business and investment standpoint; and

vii.

The manager's overall business organization.

After numerous contact points, all investment manager information for prospective sub-adviser candidates is documented within a formal report for review and subject to final approval by the Investment Committee.

Portfolio Construction: Investment managers and investment strategies approved by the Investment Committee, within predefined sub-strategies or manager styles, are then available for possible engagement by the Fund as sub-advisers. The construction process includes a combination of quantitative review, along with a qualitative assessment of each prospective sub-adviser and its respective portfolio management personnel.

Monitoring, Risk Management and Reallocation: Upon engagement as sub-adviser to the Fund, tracking and monitoring is a critical component of the adviser's approach to maintaining a portfolio designed to capture returns related to manager skill beyond available market beta. The adviser's research staff and Portfolio Managers closely monitor the investment results for each sub-adviser. From a risk management perspective, the adviser will review underlying daily portfolio holdings and their associated statistical risk at both a total portfolio level and from an individual sub-adviser standpoint. On an ongoing basis, the adviser performs quantitative analyses of performance against predefined parameters, looking for unexplained variances, including any material sub-adviser portfolio management changes in business or investment strategy (style drift), material changes in operations, service providers and key personnel as well as any other piece of information that may cause the adviser to re-evaluate a particular sub-adviser. Additionally, the adviser monitors each sub-adviser's volatility relative to historical performance and benchmarks, trading frequency, changes in the management and changes in correlation among the returns of the various equity long short sub-strategies used by the Fund. The adviser may, based on market conditions and its assessment of various quantitative and qualitative factors, opportunistically reallocate Fund assets among other sub-advisers approved by the Investment Committee.

Generally, the adviser's investment process narrows the universe of potential investment managers through a rigorous screening and assessment process that includes the quantitative and qualitative information regarding prospective investment strategies deployed. The adviser expects to allocate the Fund's assets to sub-advisers that represent a diversified portfolio. However, asset allocation will vary by sector and sub-strategy. The Fund's investment portfolio is rebalanced among existing or additional approved sub-advisers as a result of the adviser's asset allocation, sourcing, evaluating, portfolio construction and monitoring policies.

Sub-Advisers

The Fund's adviser selects and delegates management of the portfolio to multiple sub-advisers. The adviser determines the various percentages of the Fund's assets to be allocated among each of the sub-advisers and retains the ability to override the sub-adviser's selection of securities if it believes an investment or allocation is not consistent with the Fund's investment guidelines. The adviser is also responsible for ongoing performance evaluation and monitoring of the sub-advisers. The adviser, on behalf of itself and on behalf of the Fund and other funds it advises or may advise in the future that are each a series of Northern Lights Fund Trust, was granted an exemptive order from the SEC that permits the adviser, with Board of Trustees’ approval, to enter into or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. Shareholders will be notified within 90 days of the engagement of an additional sub-adviser or sub-advisers to manage a portion of the Fund's portfolio.

The equity long short strategies employed by the sub-advisers are generally designed to profit by investing in the securities of companies believed to be undervalued or which offer high growth opportunities while also selling short the securities of companies believed to be overvalued or which are expected to experience declining growth. In determining which securities to hold long and which securities to sell short, the sub-advisers may employ a variety of techniques, including fundamental, quantitative, and technical analyses. The sub-advisers sell securities (or buy back short positions) when a target price is reached, an investment parameter or limit relative to a specific strategy is implicated, an investment's fundamentals have changed or when more attractive investments are identified. The sub-advisers may also attempt to manage overall market exposure by varying the ratio of securities they hold long versus those sold short.

While each sub-adviser is subject to the oversight of the adviser, the adviser will not attempt to coordinate or manage the day-to-day investments of the sub-advisers. Each sub-adviser has discretion to invest the portion of the Fund's assets allocated to it by the adviser as it deems appropriate, based on its particular philosophy, style, strategies and views.

Principal Investment Strategies

Sub-Advisers & Strategies

Harvest Capital Strategies LLC ("Harvest")

Harvest's investment team focuses on performing fundamental, bottom-up research on companies in a variety of industry sectors, including, agriculture/consumer and financials, and seeks to identify those securities that it believes are over- or under-valued by a significant margin. Harvest also focuses on purely opportunistic investments without regard to sector or industry. This proprietary research effort generally focuses on U.S. publicly traded securities, but can also include securities of privately held companies, and may also have some exposure to foreign equity markets. It can also involve securities of companies with varying market capitalization. Harvest's fundamental research process begins by examining a wide variety of publicly available information, including annual reports, public filings, proxies and press announcements. The research includes speaking with Wall Street analysts in order to assess market sentiment, as well as utilizing a variety of market data and research services such as Bloomberg, Factset, Capital IQ, and ThompsonReuters. Members of the Harvest investment team also leverage their own expertise and experience as part of this analytical process.

The Fund expects to employ Harvest's Agricultural/Consumer and Financials sub-strategies described below.

Harvest Agriculture/Consumer Sub-Strategy

Harvest will focus broadly on agriculture-related sectors, where Harvest has considerable experience and industry relationships, including inputs, production, processing and distribution, capturing the entire food-production spectrum from the farmland to dessert at dinner. Harvest will also invest in companies in which it detects an agribusiness trend or theme as the driver to an investment thesis.

Harvest employs a research and investment process that is fundamentally driven. Harvest expects that the agricultural/consumer sub-strategy returns will be generated largely as a result of its ability to select securities for holding long and short. Harvest anticipates focusing its research efforts on a limited number of companies’ agribusiness sub-sectors and will seek to gain superior information through in-depth analysis permitted by the limited focus. Investment themes can generate multiple investment ideas, and market events, whether positive or negative, can have varying impacts (positive or negative) on multiple companies. These themes, once identified, can often be leveraged across several investment opportunities.

Harvest will typically analyze historical cash flow, balance sheet and income statement information, and projected financial statements for each company in which it invests in its implementation of the agriculture/consumer sub-strategy. This analysis is intended to provide insight as to drivers of financial performance and allow more accurate predictions of future financial performance in relation to expectations. Portfolio investments in companies are anticipated to include the following general categories: (i) companies with earnings growth at reasonable rates and relatively attractive valuations; (ii) companies inexpensively valued or overlooked by the market, with improving business trends that may serve as a catalyst to unlock value and (iii) companies in significant transition that present special situations (e.g. bankruptcy, restructuring or other activities not within typical investment theses).

The agriculture/consumer sub-strategy assets will be somewhat focused, generally consisting of 40 to 60 different positions, and therefore maximum position sizing will be an important risk management tool. Each long position will generally constitute less than 10% of the sub-strategy's asset value, and each short position will generally not exceed 4% of the sub-strategy's asset value, measured in each case at the time of purchase. Harvest's determinations regarding position size will take into consideration the following factors: conviction/visibility of Harvest's investment thesis, the liquidity of the security, potential catalyst timing and the magnitude of the expected return on investment.

Harvest Financials Sub-Strategy

Harvest seeks to generate above-average absolute returns with below-average market risk, primarily by exploiting inefficiently valued securities in select companies within the financial services industry where the principals of Harvest have significant experience and industry relationships.

Harvest generally does not intend to make investments in any single company that would exceed 10% of the financials sub-strategy assets (measured at cost at the time of investment), but will consider both smaller and larger investments. As a result, the financials sub-strategy assets could have material short positions in both larger and smaller market capitalization companies on which it hopes to make an above-average risk-adjusted return. These short positions can also serve as a macro hedge against stock market risk associated with long positions, although the financials sub-strategy assets are not actively managed to seek to fully eliminate stock market risk.

The investment environment over the past few years has caused a material consolidation of Wall Street firms focused on smaller market capitalization firms. Harvest believes that this consolidation of Wall Street research efforts has limited the ability of many market participants to gain access to research that would allow them to fully understand the value drivers in many small and mid-cap companies, and that this situation creates material advantages for investors who have long experience in specific industry sectors. Harvest believes its experience in sourcing proprietary investment opportunities, in efficiently evaluating the merit of these investments, and if necessary, in structuring innovative transactions and implementing creative disposition strategies provides a competitive advantage in investing in its targeted industries. Based on its knowledge of the industry, Harvest believes the following factors are primary considerations in evaluating investment opportunities in the financials sub-strategy: (i) identifying stocks seemingly mispriced due to current market conditions, and where Harvest believes the occurrence of an event or catalyst within 6- to 12-month period could result in a more efficient valuation of the security; (ii) identifying industry winners and losers over a forward two- to three-year horizon and making focused investments in the equity securities of those companies.

OMT Capital Management LLC ("OMT")

OMT seeks capital appreciation by investing and trading in publicly traded common stocks, preferred stocks, stock warrants and rights, and convertible securities. OMT generally focuses on small-capitalization companies with above-average growth prospects. Portfolio securities will not necessarily represent a broad diversification of investments among particular issues, industries or types of securities.

OMT's investment philosophy is oriented towards a microeconomic approach to investment selection and risk minimization. OMT makes investment decisions and attempts to reduce company risk by conducting an in-depth analysis of the companies in which it invests. These analyses typically involve evaluating the management of a company by meeting with the company's managers, assessing management's strategy for the company and analyzing the company's finances in order to test the company's ability to meet its goals. OMT believes market risk can be reduced through the use of short positions, with the relative magnitude of long and short positions being weighted to reflect the OMT's perception of investment opportunities, both long and short. OMT expects to focus on small-capitalization growth companies.

Although OMT may engage from time to time in all of the activities described above, it is impossible to predict the degree of profitability, if any, that may be achieved from any of these activities. Furthermore, there is no one ideal "mix" of these activities; rather the OMT will endeavor to allocate resources among the various activities in response to changing market opportunities.

OMT has wide latitude in choosing investments. Although OMT intends to pursue the strategies described above, OMT may focus its investments (by country, sector, industry, company or asset class) or the amount of leverage it may employ, including short positions (sales of securities not owned). Further, depending on conditions and trends in securities markets, OMT may pursue other strategies or employ other techniques it considers appropriate and in the Fund's best interests.

Visium Asset Management, LP ("Visium")

Visium pursues equity long short trading strategies across all sectors, primarily in U.S. mid- and large-cap company stocks. By trading across multiple industry sectors, Visium seeks to maintain low correlations between positions and minimize negative periods of performance while remaining positioned to take advantage of new ideas and misunderstood stories.  The portfolio management team employs a bottom-up investment approach, starting with the generation of ideas at the company level. If an attractive investment thesis is tentatively identified, the team conducts additional research to test its suitability for the portfolio.  An important factor in this assessment is the extent to which Visium brings a meaningful competitive advantage or edge to the investment opportunity. Moving beyond the company level, Visium turns to analyze the industry in which the company competes, evaulating factors such as the possible impact of economic downturns, and long-term growth prospects. The portfolio management team also examines the company’s competitive position and its status as a "best-in-class" or laggard performer in the industry.  In the final stages of the pre-trade investment process, the team performs deeper intrinsic value analysis to better understand dynamics such as cash flow and assess whether the candidate for investment may present a value and/or growth opportunity.

The investment process continues unabated after a trade is executed. Visium analysts track major catalysts as they follow the companies they cover. Its trading desk cultivates information flow with the investment community. Visium believes these relationships facilitate the ongoing assessment of market dynamics, the active management of positions, the exploitation of mispricings as they occur and the control of market risk.

The sizing of positions is oriented toward the best ideas whose concentrations may be significant, depending on market conditions, liquidity, and conviction level. Long and short trades are expected to generate positive returns; moreover, the investment team may purchase or sell ETFs or equity indices to hedge risk, enhance returns and maintain desired risk exposures. Aside from U.S. mid- and large-cap company stocks, a small portion of the portfolio (generally 5% to 10%) may be invested in municipal and corporate bonds.   The portfolio holds approximately 35 to 50 long positions and 15 to 25 short positions, with over 80% of the net asset value invested in U.S. -based issuers.

Chilton Investment Company, LLC (“Chilton”)

Chilton’s investment approach aims to consistently produce returns with less risk than that of the overall market by focusing on identifying the best business models.  Once identified, Chilton applies a value approach that focuses on investing long in good business models at attractive entry points.  Chilton’s long-short equity investment objectives embody a long-term investment philosophy that seeks (i) capital appreciation in rising markets and capital preservation in declining markets, (ii) to capitalize on early identification of changes or trends in equity markets and (iii) consistent returns with controlled volatility.

Chilton will deploy on behalf of the Fund an investment strategy focused on capturing fundamental value primarily through investments in equity securities of companies generally located in the United States, although a portion of the assets may be invested globally in non-U.S. securities. The strategy is managed by Richard L. Chilton, Jr. and is typically diversified across sectors and market capitalizations, with allocations dependent on opportunities identified through the fundamental, bottom-up research process.  Through this process, Chilton believes that superior investment returns can be achieved by capitalizing on the early identification of changes that take place within stock markets, industry groups and individual companies.  While macro business conditions, the state of the economy and the level of inflation and interest rates are important, the strategy concentrates on identifying companies with highly dynamic earnings prospects before they are fully recognized in the marketplace. The primary focus of the strategy is growth companies, but the strategy also seeks to identify certain special situation investments in companies undergoing changes that enhance their business prospects but that are not yet reflected in their stock market valuations. In addition, the Fund’s investments may include investments in “unseasoned” as well as mature companies.  In searching out investment candidates, Chilton is flexible, opportunistic and value-conscious. Chilton believes that its investment selection skills will, over time, provide favorable returns in comparison to broad market indices on an inflation-adjusted basis.

Principal Investment Risks

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Capital Raising Risk: There can be no guarantee that adequate capital will be raised from investors in a timely fashion to allow the Adviser to meet its target allocations of Fund assets across each of the sub-advisers and strategies described therein in order to achieve the Fund’s investment objectives.

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Credit Risk: There is a risk that issuers will not make payments on securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

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Derivatives Risk: The Fund may use derivatives (including options and futures) to enhance returns or hedge against market declines. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events; changes in interest rates; inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

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Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

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Liquidity Risk: Although it is anticipated that the derivatives traded by the Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations.

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Risk of Options: Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

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Hedging Risks: Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund's exposure to loss. The Fund may also incur risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement in connection with its investments in derivatives, the Fund would sell the segregated assets.

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Equity Securities Risk: The Fund will invest primarily in equity securities, including common stock which is susceptible to general stock market fluctuations, and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. While both represent proportional share ownership of a company, preferred stocks often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.

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Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to debt security risk and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. If a convertible bond held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company's common stock or cash at a time that may be unfavorable to the Fund. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond's value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock's price.

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Warrants and Rights Risk: The Fund may invest a portion of its assets in warrants and rights, which gives holders a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants and rights do not pay a fixed coupon or dividend. Investments in warrants and rights involve certain risks, including the possible lack of liquidity, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying stock to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund's entire investment). -

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Restricted Securities Risk: Rule 144A securities, which are restricted securities, may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell a security when the portfolio manager considers it desirable to do so and/or may have to sell the security at a lower price. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that when purchased was liquid in the institutional markets may subsequently become illiquid.

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Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

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High Yield or Junk Bond Risk: Lower-quality convertible debt securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.

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Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. For example, technology companies are often characterized by above-average growth rates combined with rapid technological change and intense competition, causing their valuation to be difficult to predict and their stocks significantly more volatile than the overall equities markets.

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Leverage Risk: Using borrowing or derivatives to increase the Fund's combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage also may cause the Fund to have higher expenses than those of mutual funds that do not use leverage.

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Limited History of Operations: The Fund has a limited history of operation(s) for investors to evaluate. Mutual funds and their advisers are subject to restrictions and limitations imposed by the 1940 Act and the Internal Revenue Code that do not apply to an adviser's management of individual and institutional accounts.

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Management Risk: The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The adviser's and sub-advisers' judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the adviser's judgments about the potential performance of the sub-advisers may also prove incorrect and may not produce the desired results. There can be no assurance that either the sub-advisers selected by the adviser or the securities selected by the sub-advisers will produce positive returns.

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Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

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Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund may also invest in ETFs and investment companies that are non-diversified. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

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Preferred Stock Risk: The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices.

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Short Selling and Short Position Risk: The Fund's long positions could decline in value at the same time that the value of short positions increase, thereby increasing the Fund's overall potential for loss. The short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund's long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on short positions is potentially higher. However, the Fund will be in compliance with Section 18(f) of the 1940 Act, to ensure that a Fund shareholder will not lose more than the amount invested in the Fund. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

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Small and Medium Capitalization Company Risk. The value of small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market in general. These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies.

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Turnover Risk. A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. The Fund's portfolio turnover rate is expected to be above 100% annually.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information. The Fund may, from time-to-time, make available month-end portfolio holdings information on the website www.altegrismutualfunds.com. If month-end portfolio holdings are posted to the website, they are expected to be approximately 30 days old and remain available until new information for the next month is posted. Shareholders may request portfolio holdings schedules at no charge by calling 1(888)524-9441.

MANAGEMENT

Investment Adviser

Altegris Advisors, L.L.C., 1200 Prospect Street, Suite 550, La Jolla, CA 92037, serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, the adviser is responsible for management of the Fund's investment portfolio including through the sub-advisers. The adviser is responsible for selecting the Fund's sub-advisers and assuring that investments are made according to the Fund's investment objectives, policies and restrictions. The adviser was established in 2010 for the purpose of advising mutual funds. As of May 31, 2013, the adviser had approximately $1.54 billion in assets under management. However, management of the adviser and its affiliates, and the Portfolio Co-Managers, have substantial experience in both the selection and evaluation of alternative investment managers, portfolios and strategies, and the structuring, management and distribution of alternative investment products, and as of June 1, 2013 oversaw approximately $3.26 billion of client trading level allocated to alternative investments including equity long short strategies.

The adviser is a wholly owned subsidiary of Genworth Financial, Inc. ("Genworth") (NYSE: GNW) and an affiliate of Genworth Financial Wealth Management, Inc. Genworth is a leading Fortune 500 insurance holding company with more than $100 billion in assets that is dedicated to helping people secure their financial lives, families and futures. Genworth has leadership positions in offerings that assist consumers in protecting themselves, investing for the future and planning for retirement—including life insurance, long-term care insurance, financial protection coverages, and independent adviser-based wealth management—and mortgage insurance that helps consumers achieve homeownership while assisting lenders in managing their risk and capital. Genworth has approximately 5,840 employees and operates through three segments: Retirement and Protection, U.S. Mortgage Insurance and International. Its products and services are offered through financial intermediaries, advisers, independent distributors and sales specialists. Genworth Financial, which traces its roots back to 1871, became a public company in 2004 and is headquartered in Richmond, Virginia.

Pursuant to an advisory agreement between the Fund and the adviser, the adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 2.75% of the Fund's average daily net assets. The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least July 31, 2014, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement ( exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation ) will not exceed the following levels of the average daily net assets attributable to each Class of shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

FEE WAIVER TABLE

	Class A	Class C	Class I	Class N
Expense Limit	3.24%	3.99%	2.99%	3.24%

Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance. A discussion regarding the basis for the Board of Trustees' approval of the advisory and sub-advisory agreements are available in the Fund's annual and semi-annual shareholder reports.

Investment Adviser Co-Portfolio Managers

Jon Sundt
President and Chief Executive Officer

Mr. Sundt has served as President and Chief Executive Officer of the adviser since its founding in February, 2010. He also currently serves as President and Chief Executive Officer of Altegris Investments, Inc. ("Altegris Investments"), a SEC-registered broker-dealer that is an indirect affiliate of the adviser. From October 2004 to the present, he has also served as President of Altegris Portfolio Management, Inc., which does business primarily as "Altegris Funds," an investment advisory firm, commodity pool operator and an indirect affiliate of the adviser. Mr. Sundt serves as the manager, CEO and the President of Altegris Services, L.L.C. ("Altegris Services"), an administrative and operations company, Altegris Clearing Solutions, L.L.C. ("Altegris Clearing Solutions"), a commodity trading advisor and introducing broker registered with the CFTC, and of Altegris Futures, L.L.C. ("Altegris Futures"), an introducing broker registered with the CFTC. The adviser and each of the adviser's indirect affiliates described above are collectively referred to as the "Altegris Companies." Mr. Sundt brings more than 23 years of experience in the alternative investment industry to the adviser. Prior to co-founding Altegris Capital LLC (“Capital "), in 2002, which prior to its acquisition by Genworth in 2010, was the former parent of a number of the Altegris companies described above, Mr. Sundt was Director of Managed Accounts and Senior Vice President of the Managed Investments Division of Man Financial. An expert in managed futures and alternative investment strategies, Mr. Sundt is widely quoted by leading financial media and a variety of industry publications.

Matthew Osborne
Executive Vice President

Mr. Osborne has served as Executive Vice President of the adviser since its founding in February, 2010. From 2002 until May 2010, Mr. Osborne served as an Executive Vice President and Chief Investment Officer of Altegris Investments, Inc. From July 2002 to the present, he has also served as Director and Vice President of Altegris Funds. He also serves as a manager and Executive Vice President of each of Altegris Clearing Solutions and Altegris Futures. Mr. Osborne brings more than 22 years of international business and financial market experience to his role in directing the managed futures strategies and related strategic initiatives for the adviser. Prior to 2002, Mr. Osborne was Director of Research for the Managed Investments Division of Man Financial. Previous to his role at Man Financial, Mr. Osborne served as Investment Manager for a family office in his native New Zealand, where he was responsible for formulating investment policies and implementing a global asset allocation program that specialized in alternative investment strategies such as hedge funds and managed futures.

Allen H. Cheng
Senior Vice President

Mr. Cheng has served as Senior Vice President and Chief Investment Officer of the adviser since July 1, 2010. From August 2008 through June 2010, Mr. Cheng served as Managing Director of Research and Investments for Altegris Investments, Inc. Mr. Cheng brings over 20 years of hedge fund and alternative investment experience to the adviser. Prior to joining Altegris Investments, Inc. in July 2008, Mr. Cheng served as Managing Director, Head of Fund of Funds Portfolio Management at Bank of America's Alternative Investment Group. Mr. Cheng's previous experience includes responsibility as Managing Director-Head of Research for Optima Fund Management, an investment advisory firm specialized in alternative investments. He began his alternative investment career at Moore Capital Management managing asset allocation and research for hedge fund multi-manager products. Mr. Cheng earned his BA in Finance from the University of Maryland and MBA from the University of Michigan.

Sub-Adviser and Sub-Adviser Portfolio Manager

Harvest Capital Strategies LLC, 600 Montgomery Street, 17th Floor, San Francisco, CA 94111, serves as a sub-adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the adviser, Harvest is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objectives, policies and restrictions. Pursuant to a sub-advisory agreement between the adviser and Harvest, as a sub-adviser, Harvest is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets that is paid by the adviser, not the Fund. Harvest is an SEC-registered investment advisory firm specializing in long short equity strategies. The firm focuses on capital preservation and risk-adjusted returns. Harvest has served institutional investors since 1999. As of May 31, 2013 it had $855 million  in assets under management.

Mr. Joseph A. Jolson
Chief Executive Officer

Mr. Jolson is the Founder and Chief Executive Officer of the sub-adviser and its affiliated company, JMP Securities. He is also the portfolio manager for Harvest Opportunity Partners II, L.P. ("Harvest Opportunity Partners"), a fund which has investment objectives and strategies substantially similar to those of the financials sub-strategy managed for the Fund by the sub-adviser, and for which Mr. Jolson will also serve as portfolio manager. Mr. Jolson has 30 years of industry experience and is responsible for researching the financial services and business services industries for the sub-adviser. Mr. Jolson is a former Senior Managing Director and Senior Research Analyst at NationsBank Montgomery Securities, where he started the non-bank financial services research group (1984) and initiated the real estate (1989) and auto services (1994) practices. He devoted 15 years to covering California and regional thrifts, government sponsored enterprises, specialty lenders and mortgage finance. He is a ten-time member of the Institutional Investor All-American Research Team (1986-1995) while covering the thrift industry. He is a two-time member of the Wall Street Journal All-Star Analyst Team (1995, 1996) while covering financial services. He served as a Consulting Research Analyst at Fidelity Management & Research in 1983 and 1984 covering the financial services industry and as a securities analyst at the Pershing division of Donaldson, Lufkin & Jenrette in 1981 and 1982 covering financial services and emerging growth companies. Mr. Jolson sponsored the Oasis Financial Fund, a long-only investment partnership. He received an MBA with distinction from The Wharton School and a BA from Yale University.

Mr. Don Destino
Managing Director

Mr. Destino joined the sub-adviser in 2009. He is a Managing Director of the sub-adviser and co-portfolio manager of both Harvest Opportunity Partners and the financials sub-strategy managed by the sub-adviser. Mr. Destino previously served as a portfolio manager in the public equities group at Kohlberg Kravis Roberts & Co. From 2003 through 2007, he was a Managing Director and senior research analyst at JMP Securities following the specialty finance industry. Beforehand, he served as an equity research analyst covering non-bank financial services at Banc of America Securities, from 2000 to 2003, and at Jefferies & Co., from 1997 through 1999. Mr. Destino holds an MBA from the Yale School of Management and BA degrees in economics and sociology from the University of San Diego.

Mr. Jim Fowler
Managing Director

Mr. Fowler joined the sub-adviser in 2007. He is a Managing Director of the sub-adviser and co-portfolio manager of both Harvest Opportunity Partners and the financials sub-strategy managed by the sub-adviser. From 2001 until 2007, Mr. Fowler as a Managing Director and senior research analyst at JMP Securities covering the mortgage finance sector and, beginning in 2005, also served as Co-Director of Research. He was previously a Principal and senior research analyst at Thomas Weisel Partners, where he followed the financial technology sector. From 1995 through 1999, Mr. Fowler was a Principal and senior research analyst in the equity research department at Montgomery Securities, now Banc of America Securities, following non-bank financial services companies. Additionally, he has extensive experience in the fixed income capital markets. Prior to joining Montgomery Securities, Mr. Fowler was responsible for managing mortgage investments and mortgage trading positions at both Oppenheimer & Co. and Owen Financial Corporation. In 2004, he was included in the annual "Best on the Street" analyst survey conducted by The Wall Street Journal, ranking second as a stock picker in both the real estate and the diversified financial services categories. In 2003 and 2001, he placed first and fifth, respectively, in the real estate category. Mr. Fowler holds a BS degree in finance from Golden Gate University.

Mr. Kelly D. Wiesbrock
Managing Director

Mr. Wiesbrock joined the sub-adviser in 2005. He is a Managing Director of the sub-adviser and is the portfolio manager for Harvest Agriculture Select, L.P., a fund which has investment objectives and strategies substantially similar to those of the agriculture/consumer sub-strategy managed for the Fund by the sub-adviser, and for which Mr. Wiesbrock will serve as portfolio manager. Mr. Wiesbrock has 18 years of experience in the consumer industry in varied capacities, such as investment management, distressed financial consulting and operations. From 2000 to 2005, he was responsible for the long short consumer and business services investments at Ascend Capital. Prior to his investment career at Ascend Capital, he was a divisional CFO for Purina Mills, a consultant focused on distressed consumer companies for Deloitte Consulting and an operations engineer for Frito-Lay. Mr. Wiesbrock received an MBA from Harvard University and a BS degree in mechanical engineering from the University of Illinois.

OMT Capital Management, LLC, One Montgomery Street, Suite 3300, San Francisco, CA 94104, serves as a sub-adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the adviser, OMT is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objectives, policies and restrictions. Pursuant to a sub-advisory agreement between the adviser and OMT, as a sub-adviser, OMT is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets and is paid by the adviser, not the Fund. OMT is an SEC-registered investment advisory firm specializing in investment management with a microeconomic approach toward investment selection and risk minimization. OMT has served institutional investors and high-net-worth individuals since 1998. As of May 31, 2013, it had $304 million in assets under management.

Mr. Thomas Henwood, CFA
Chief Investment Officer

Mr. Henwood founded OMT in 1998 and serves as portfolio manager for OMT's long-only product as well as its long short hedge fund strategy. Prior to founding OMT, Mr. Henwood served as President of Emerging Growth Management in San Francisco from 1996 to 1998. He served as portfolio manager of the long-only accounts from 1994 to 1998 and managed the long short hedge fund from 1994 to 1996. From 1988 to 1994, Mr. Henwood founded and managed Henwood Capital Partners, a hedge fund partnership in New York, which was merged into Emerging Growth Management in 1994. Prior to founding Henwood Capital Partners, he was a Managing Director and portfolio manager for Small-Cap equities at Chase Investors Management. From 1969 to 1985, he was employed with First Boston Corporation as an Institutional Investor All-Star analyst. Mr. Henwood graduated from the University of Illinois in 1965 and earned an MBA from the University of Chicago in 1969. He earned the CFA designation in 1975.

Mr. Josh Wilson, CFA
Portfolio Manager

Mr. Wilson joined OMT in 2002. His areas of focus include software, services, healthcare and retail. Prior to joining OMT, Mr. Wilson worked as an Associate at J.P. Morgan Capital, the private investment arm of J.P. Morgan, from April 1999 to August 2000, where he focused on telecommunications and media investments. Prior to that, he was employed by Financial Technology Ventures, a venture capital firm focused on emerging bank-related technologies from August 1998 to April 1999. Mr. Wilson began his career as an investment banking analyst for J.P. Morgan Securities in 1996, focusing on basic industries, consumer projects, and retail companies. Mr. Wilson graduated from Dartmouth College with a BA and received an MBA from Harvard University in 2002. He earned the CFA designation in 2005.

Mr. Paul Sagara, CFA
Portfolio Manager

Mr. Sagara joined OMT in 1998. His areas of focus include transportation, basic industries, energy, technology and business services. From 1990 to 1996, Mr. Sagara was an engineer at Bechtel Corporation, where he worked on projects in the petroleum and chemical industries, and with the U.S. Department of Energy. Mr. Sagara is a 1990 graduate of the University of Berkeley and received his MBA from the Amos Tuck School of Business at Dartmouth College in 1998. He earned the CFA designation in 2001.

Visium Asset Management, LP, 888 Seventh Avenue, 22nd Floor, New York, NY 10019, serves as a sub-adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the adviser, Visium is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objectives, policies and restrictions. Pursuant to a sub-advisory agreement between the adviser and Visium, as a sub-adviser, Visium is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets and is paid by the adviser, not the Fund. Visium is an SEC-registered investment advisory firm specializing in long short equities strategy investing. Visium has served institutional investors since 2005. As of June 30, 2013, it had approximately $4.4 billion in assets under management.

Mr. Robert Kim
Portfolio Manager, Director of Research

Mr. Kim joined the sub-adviser in May 2010, and is the Director of Research and the Portfolio Manager for the long short equity strategies pursued by the sub-adviser on behalf of the Fund. He has over 16 years of experience working at multi-billion-dollar hedge fund management firms. Prior to joining Visium, Mr. Kim was a portfolio manager for Millennium Partners, and before that, from 2006 to 2009, he ran a diversified equity portfolio and served as director of a fundamental equity long short team at Royal Bank of Canada. From 2004 to late 2005 he was the co-founder and CIO of Cydonia Capital Management, a hedge fund seeded by SAC Capital. From 1998 to 2004, Mr. Kim was a senior portfolio manager at GLG Partners, Soros Fund Management, and SAC Capital. Prior to that, from 1994 to 1998, he was a senior equity analyst covering consumer and healthcare sectors at Moore Capital Management as part of a team brought over from Ethos Capital. Mr. Kim began his career at Morgan Stanley in fixed income. He graduated from The Georgia Institute of Technology in 1992 with a BS in Chemistry.

Chilton Investment Company, LLC, 1290 East Main Street, 1 st Floor, Stamford, CT 06902, serves as a sub-adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the adviser, Chilton is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objectives, policies and restrictions. Pursuant to a sub-advisory agreement between the adviser and Chilton, as a sub-adviser, Chilton is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets and is paid by the adviser, not the Fund. Chilton is an SEC-registered investment advisory firm specializing in long short equities strategy investing. Chilton has served institutional investors since 1992. As of May 1, 2013, it had approximately $3.8 billion in assets under management.

Mr. Richard L. Chilton, Jr.

Chief Executive Officer and Chief Investment Officer

Mr. Chilton is the Founder, Chairman, Chief Executive Officer and Chief Investment Officer of Chilton Investment Company, LLC. He also serves as Chairman and Chief Investment Officer at Chilton Trust Company, LLC and Chairman, Chief Executive Officer and Chief Investment Officer of Chilton Private Clients, LLC. Mr. Chilton founded Chilton in 1992 and the firm currently has approximately $3.8 billion in assets under management.  The firm is now a multi-strategy platform including not only Diversified and Concentrated Strategies, which are managed by Mr. Chilton, but also European Equities, Small Cap Equities, Global Natural Resources, Pan-Asia Pacific Equities and China Opportunities Equities.  Prior to founding the firm, Mr. Chilton was employed at Alliance Capital and previously worked at Merrill Lynch and Allen & Company. He received a B.S. in Finance and Economics from Alfred University.

The Fund's “Statement of Additional Information” provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and each portfolio manager's ownership of Fund shares.

Prior Performance of Similarly Managed Sub-Adviser Funds

The sub-advisers below have previously managed a fund or funds with substantially similar objectives and strategies as they will use to manage the portion of the Fund's assets allocated to them. You should not consider the past performance of the funds as indicative of the future performance of the Fund.

The following tables set forth performance data relating to the historical performance of each similarly managed fund which represents all of the accounts and funds managed by each sub-adviser for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those employed by each sub-adviser in the management of its allocated portion of the Fund. The data, which has been provided by each sub-adviser, is provided to illustrate the past performance of the sub-advisers in managing a fund or funds with substantially similar investment strategies, as measured against the S&P 500® Index and does not represent the performance of the Fund. The funds are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the "1940 Act"), or Subchapter M of the Code. Consequently, the performance results for each sub-adviser's fund or funds could have been adversely affected if the funds had been regulated as investment companies under the federal securities laws. The method used to calculate each fund's performance differs from the Securities and Exchange Commission's standardized method of calculating performance, and may produce different results.

Harvest Capital Strategies, LLC

The charts below show the historical performance of Harvest that corresponds to each sub-strategy to be employed by Harvest as sub-adviser to the Fund, and the Harvest Portfolio Managers, when managing the Fund assets as allocated by the adviser to Harvest.

Financials Sub-Strategy: Harvest Opportunity Partners

Harvest Opportunity Partners II, L.P., is a long short U.S. equities hedge fund managed by Harvest ("Harvest Opportunity Partners"), which has investment objectives and strategies substantially similar to those of the financials sub-strategy managed for the Fund by Harvest as a sub-adviser. Performance for the Harvest Opportunity Fund is calculated using the time-weighted methodology. The performance below is shown gross and net of standard management and performance fees for the Harvest Opportunity Partners including a 2.00% management fee and a 20% performance fee. The fees and expenses associated with an investment in Harvest Opportunity Partners are different from the fees and expenses (after taking into account the expense limitation agreement) associated with an investment in the Fund, so that if Harvest Opportunity Partner's results were adjusted for expenses of the Fund, returns would have been different.

AVERAGE ANNUAL TOTAL RETURNS | For the periods ended May 31, 2013

Period	Harvest Opportunity Partners Gross	Harvest Opportunity Partners Net	S&P 500 Index (w/dividends)	Harvest Opportunity Partners Volatility	S&P 500 Index (w/dividends) Volatility
1 Year	18.46%	16.15%	27.28%	3.46%	6.35%
3 Years	8.78%	6.97%	16.87%	4.87%	14.02%
5 Years	14.06%	11.82%	5.43%	9.07%	18.85%
10 Years	10.07%	7.38%	7.58%	8.43%	14.57%
Since Inception (12/1/99)	17.37%	13.59%	3.12%	11.81%	15.83%

ANNUAL TOTAL RETURNS | For the Years 1999 (partial) to 201 3 (partial)

Year/ Period	Harvest Opportunity Partners Gross	Harvest Opportunity Partners Net	S&P 500 Index (w/dividends)	Harvest Opportunity Partners Volatility	S&P 500 Index (w/dividends) Volatility
2013 YTD (5/31/13)	6.81%	5.95%	15.37%	1.63%	5.36%
2012	15.23%	13.20%	16.00%	4.52%	10.52%
2011	1.68%	0.39%	2.11%	6.16%	15.94%
2010	7.22%	5.32%	15.06%	4.77%	19.26%
2009	36.11%	31.75%	26.46%	14.54%	22.28%
2008	0.03%	-1.26%	-37.00%	14.54%	21.02%
2007	0.96%	-0.43%	5.49%	7.50%	9.66%
2006	19.80%	17.12%	15.79%	4.01%	5.64%
2005	-8.00%	-9.99%	4.91%	5.33%	7.92%
2004	8.95%	4.34%	10.88%	5.95%	7.30%
2003	43.33%	32.71%	28.68%	6.46%	11.39%
2002	55.86%	45.88%	-22.10%	22.64%	20.65%
2001	76.90%	69.21%	-11.88%	16.53%	19.86%
2000	-2.39%	-4.54%	-9.11%	12.57%	17.15%
12/1/99 to 12/31/99	1.45%	-1.08%	5.89%	NA	NA

ANNUAL MONTHLY NET RETURNS | For the Years 1999 (partial) to 201 3 (partial) | HARVEST OPPORTUNITY PARTNERS

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2013	1.36%	0.34%	1.54%	1.28%	1.30%								5.95%
2012	2.45%	1.28%	0.88%	-0.99%	-0.36%	1.82%	1.75%	1.30%	1.97%	2.30%	-1.52%	1.68%	13.20%
2011	-0.12%	0.50%	-0.04%	0.31%	0.51%	1.44%	-1.56%	1.20%	-2.20%	3.99%	-0.88%	-2.59%	0.39%
2010	-1.78%	2.98%	0.65%	2.04%	-0.26%	2.26%	-0.58%	-0.40%	0.75%	-0.47%	-0.18%	0.29%	5.32%
2009	-2.24%	-1.16%	3.67%	7.89%	5.11%	-3.59%	-0.27%	10.29%	1.56%	-0.59%	4.18%	3.98%	31.75%
2008	6.07%	1.29%	-5.18%	-3.78%	-3.73%	-0.78%	-1.45%	4.09%	-4.71%	0.85%	-0.58%	7.59%	-1.26%
2007	1.61%	-1.32%	-0.57%	0.40%	0.23%	-1.01%	-3.52%	-2.49%	4.94%	1.42%	-0.50%	0.61%	-0.43%
2006	-0.70%	0.46%	1.27%	3.49%	2.65%	2.07%	1.19%	0.04%	1.12%	2.32%	0.97%	1.09%	17.12%
2005	-0.62%	-0.65%	1.91%	-0.65%	-1.86%	0.65%	-2.39%	0.10%	0.08%	-3.12%	-3.22%	-0.59%	-9.99%
2004	0.50%	1.74%	1.08%	-0.58%	1.49%	2.40%	-0.84%	-1.37%	0.24%	-2.24%	-1.42%	3.41%	4.34%
2003	4.68%	2.57%	0.65%	3.39%	5.19%	0.03%	2.81%	1.99%	3.82%	3.63%	0.55%	-0.48%	32.71%
2002	8.71%	-0.53%	9.08%	9.83%	4.95%	0.33%	-12.74%	10.58%	1.59%	0.89%	0.99%	7.08%	45.88%
2001	6.12%	3.05%	-4.80%	9.98%	7.63%	8.27%	0.00%	10.32%	3.56%	2.75%	-0.79%	8.89%	69.21%
2000	-3.06%	2.88%	-1.03%	-4.72%	1.80%	0.98%	-3.45%	1.80%	3.64%	-6.18%	-2.07%	5.48%	-4.54%
1999												-1.08%	-1.08%

Agriculture/Consumer Sub-Strategy: Harvest Agriculture Select

Harvest Agriculture Select, L.P., is a long short U.S. equities hedge fund managed by Harvest (“Harvest Agriculture Select"), which has investment objectives and strategies substantially similar to those of the agriculture/consumer sub-strategy managed for the Fund by Harvest as a sub-adviser. Performance for Harvest Agriculture Select is calculated using the time-weighted methodology. The performance below is shown gross and net of standard management and performance fees for Harvest Agriculture Select including a 1.50% management fee and a 20% performance fee. The fees and expenses associated with an investment in Harvest Agriculture Select are different from the fees and expenses (after taking into account the expense limitation agreement) associated with an investment in the Fund, so that if Harvest Agriculture Select's results were adjusted for expenses of the Fund, returns would have been different.

ANNUAL TOTAL RETURNS | For the periods ended May 31, 2013

Period	Harvest Agriculture Select Gross	Harvest Agriculture Select Net	S&P 500 Index (w/dividends)	Harvest Agriculture Select Volatility	S&P 500 Index (w/dividends) Volatility
1 Year	18.42%	14.08%	27.28%	5.75%	6.35%
3 Years	9.92%	6.74%	16.87%	9.55%	14.02%
5 Years	11.04%	8.16%	5.43%	8.44%	18.85%
Since Inception (1/1/06)	9.67%	7.06%	5.91%	7.92%	16.28%

ANNUAL TOTAL RETURNS | For the Years 2006 to 2013 (partial)

Year/ Period	Harvest Agriculture Select Gross	Harvest Agriculture Select Net	S&P 500 Index (w/dividends)	Harvest Agriculture Select Volatility	S&P 500 Index (w/dividends) Volatility
2013 YTD (5/31/13)	5.25%	3.83%	15.37%	8.75%	5.36%
2012	23.41%	18.97%	16.00%	7.94%	10.52%
2011	-2.44%	-4.66%	2.11%	11.88%	15.94%
2010	2.65%	0.27%	15.06%	8.6 0%	19.26%
2009	26.35%	23.24%	26.46%	4.93%	22.28%
2008	3.53	1.92%	-37.00%	4.71%	21.02%
2007	1.32%	-0.35%	5.49%	8.46%	9.66%
2006	15.01%	12.11%	15.79%	4.98%	5.64%

ANNUAL MONTHLY NET RETURNS | For the Years 1999 (partial) to 2013 (partial) | HARVEST AGRICULTURE SELECT

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2013	3.85%	-0.31%	2.09%	-2.84%	1.11%								3.83%
2012	6.35%	1.07%	1.41%	3.18%	-3.72%	2.41%	1.87%	1.32%	1.10%	-0.14%	1.68%	1.26%	18.97%
2011	-1.59%	-0.66%	4.59%	1.82%	-1.00%	0.02%	-0.15%	-6.76%	-5.16%	5.24%	0.87%	-1.33%	-4.66%
2010	-4.07%	1.07%	-0.03%	2.89%	-2.64%	-2.89%	3.53%	-0.88%	0.84%	1.06%	-1.38%	3.10%	0.27%
2009	4.61%	2.32%	0.96%	0.81%	1.54%	0.57%	1.22%	3.25%	-0.38%	1.71%	3.55%	1.03%	23.24%
2008	0.65%	1.18%	1.34%	0.18%	-3.07%	0.27%	1.33%	1.79%	-1.22%	0.00%	0.47%	-0.91%	1.92%
2007	1.69%	0.79%	-0.23%	0.88%	-0.81%	-1.02%	-5.11%	0.93%	3.97%	2.90%	-2.49%	-1.52%	-0.35%
2006	1.02%	1.58%	1.94%	-0.68%	-1.03%	-1.06%	1.15%	-0.08%	1.62%	3.15%	3.03%	0.96%	12.11%

OMT Capital Management LLC

The charts below show the historical performance of Hawthorne Capital Partners LP, a U.S. long short equity hedge fund managed by OMT ("Hawthorne Capital"), which has investment objectives and strategies substantially similar to those of the strategy managed for the Fund by OMT as a sub-adviser. Performance for Hawthorne Capital is calculated using the Modified Dietz methodology. The performance below is shown gross and net of standard management and performance fees for Hawthorne Capital including a 1.00% management fee and a 20% performance fee. The fees and expenses associated with an investment in Hawthorne Capital are different than the fees and expenses (after taking into account the expense limitation agreement) associated with an investment in the Fund, so that if Hawthorne Capital results were adjusted for expenses of the Fund, returns would have been different.

AVERAGE ANNUAL TOTAL RETURNS | For the periods ended May 31, 2013

Period	Hawthorne Capital Gross	Hawthorne Capital Net	S&P 500 Index (w/dividends)	Hawthorne Capital Volatility	S&P 500 Index (w/dividends) Volatility
1 Year	7.54%	3.80%	27.28%	9.17%	6.35%
3 Years	9.99%	6.46%	16.87%	11.00%	14.02%
5 Years	14.99%	10.83%	5.43%	12.94%	18.85%
10 Years	13.47%	9.77%	7.58%	10.34%	14.57%
Since Inception (1/1/99)	15.13%	11.12%	3.88%	10.05%	15.65%

ANNUAL TOTAL RETURNS | For the Years 1999 to 2013 (Partial)

Year	Hawthorne Capital Gross	Hawthorne Capital Net	S&P 500 Index (w/dividends)	Hawthorne Capital Volatility	S&P 500 Index (w/dividends) Volatility
201 3 YTD (5/31/13)	7.17%	4.54%	15.37%	12.17%	5.36%
2012	0.40%	-1.54%	16.00%	8.00%	10.52%
2011	15.37%	11.18%	2.11%	11.93%	15.94%
2010	7.89%	5.51%	15.06%	13.23%	19.26%
2009	50.92%	39.74%	26.46%	17.19%	22.28%
2008	-1.33%	-2.20%	-37.00%	10.31%	21.02%
2007	19.17%	14.49%	5.49%	10.15%	9.66%
2006	29.11%	22.26%	15.79%	6.80%	5.64%
2005	5.37%	3.46%	4.91%	6.11%	7.92%
2004	2.98%	1.51%	10.88%	4.97%	7.30%
2003	6.18%	4.13%	28.68%	2.84%	11.39%
2002	0.39%	-0.81%	-22.10%	4.94%	20.65%
2001	18.00%	13.28%	-11.88%	4.38%	19.86%
2000	24.48%	18.54%	-9.11%	12.31%	17.15%
1999	46.14%	35.84%	21.04%	12.68%	13.11%

ANNUAL MONTHLY NET RETURNS | For the Years 1999 (partial) to 2013 (partial) | HAWTHORNE CAPITAL

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2013	5.92%	0.06%	0.97%	-3.89%	1.64%								4.54%
2012	3.96%	-0.84%	1.35%	-1.44%	-3.71%	0.09%	-2.08%	0.89%	2.27%	-1.74%	-2.39%	2.38%	-1.54%
2011	1.59%	5.09%	2.56%	0.72%	-2.01%	-0.33%	0.06%	-1.03%	-5.30%	8.43%	0.55%	0.97%	11.18%
2010	-0.53%	-2.92%	4.52%	3.06%	-3.77%	-4.46%	-0.50%	-2.62%	8.45%	1.49%	3.18%	0.27%	5.51%
2009	-1.91%	-0.70%	10.16%	13.62%	4.49%	2.71%	1.52%	1.30%	2.50%	-3.80%	-0.06%	5.39%	39.74%
2008	-1.01%	-0.57%	-2.85%	1.48%	1.72%	-3.72%	6.21%	1.47%	-2.60%	-3.17%	-1.68%	2.98%	-2.20%
2007	1.65%	-0.86%	1.32%	1.11%	3.66%	2.57%	4.75%	-2.29%	1.98%	5.67%	-1.06%	-4.42%	14.49%
2006	1.42%	2.90%	4.64%	0.07%	-0.05%	1.14%	-1.72%	0.39%	4.17%	3.94%	2.71%	0.87%	22.26%
2005	-2.77%	-0.97%	2.74%	-0.76%	2.14%	0.50%	-0.07%	2.75%	-2.05%	0.26%	0.55%	1.26%	3.46%
2004	2.22%	1.03%	1.61%	-1.05%	-1.22%	2.19%	-1.41%	-1.56%	-0.62%	-0.97%	0.98%	0.41%	1.51%
2003	-1.48%	-0.04%	0.40%	0.06%	0.53%	0.21%	1.35%	0.59%	1.18%	1.05%	0.97%	-0.72%	4.13%
2002	0.35%	0.82%	-1.81%	-0.55%	1.11%	-0.24%	-3.42%	-0.47%	1.22%	1.34%	1.21%	-0.27%	-0.81%
2001	3.94%	1.01%	0.31%	1.03%	0.59%	0.95%	-0.99%	0.98%	0.56%	-0.10%	1.81%	2.51%	13.28%
2000	-2.78%	7.04%	7.23%	-1.53%	-0.10%	-0.64%	-0.68%	5.72%	-1.51%	3.81%	1.68%	-0.43%	18.54%
1999	1.16%	-5.54%	2.84%	4.94%	4.55%	3.76%	2.83%	0.84%	1.62%	-0.56%	6.39%	8.92%	35.84%

Visium Asset Management LP

The chart below shows the historical performance of Visium Tax Alpha Fund, LP, a U.S. long short equity hedge fund managed by Visium ("Visium Alpha"), which has investment objectives and strategies substantially similar to those of the strategy managed for the Fund by Visium as a sub-adviser. Performance for Visium Alpha is calculated using the time-weighted methodology. The performance below is shown gross and net of standard management and performance fees for Visium Alpha including a 2.00% management fee and a 20% performance fee. The fees and expenses associated with an investment in Visium Alpha are different than the fees and expenses (after taking into account the expense limitation agreement) associated with an investment in the Fund, so that if Visium Alpha's results were adjusted for expenses of the Fund, returns would have been different.

AVERAGE ANNUAL TOTAL RETURNS | For the periods ended May 31, 2013

Period	Visium Alpha Gross	Visium Alpha Net	S&P 500 Index (w/dividends)	Visium Alpha Volatility	S&P 500 Index (w/dividends) Volatility
1 Year	19.25%	13.48%	27.28%	5.82%	6.35%
Since Inception (1/1 /11 )	11.83%	7.70%	13.80%	6.00%	12.58%

ANNUAL TOTAL RETURNS | For the Years 2011 to 2013 (Partial)

Year/ Period	Visium Alpha Gross	Visium Alpha Net	S&P 500 Index (w/dividends)	Visium Alpha Volatility	S&P 500 Index (w/dividends) Volatility
201 3 YTD (5/31/13)	11.95%	8.85%	15.37%	6.08%	5.36%
2012	10.69%	6.82%	16.00%	5.19%	10.52%
2011	5.73%	2.92%	2.11%	6.54%	15.94%

ANNUAL MONTHLY NET RETURNS | For the Years 2011 to 2013 (partial) |  VISIUM ALPHA

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
201 3	2.12%	0.19%	2.23%	-0.13%	4.20%								8.85%
2012	1.02%	1.09%	2.13%	0.22%	-1.98%	0.36%	1.86%	1.42%	1.31%	2.14%	-2.37%	-0.46%	6.82%
2011	0.21%	-0.76%	2.66%	0.39%	2.29%	1.33%	0.60%	-2.30%	-2.63%	3.14%	-1.64%	-0.24%	2.92%

Chilton Investment Company, LLC

The chart below shows the historical performance of Chilton Investment Partners, L.P., (“Chilton Diversified”), a U.S. long short equity hedge fund managed by Chilton.  The Fund will be managed in a manner that is substantially similar to the manner in which Chilton Diversified is managed, but with certain differences, including with respect to the method of implementing short positions and other differences due to the Fund being subject to the various diversification, tax and other investment limitations imposed by the 1940 Act and the Code that are not applicable to Chilton Diversified. Performance for Chilton Diversified is calculated using the time-weighted methodology. The performance below is shown net of standard management and performance fees applicable to interests in Class E of Chilton Diversified, including a 1.75% management fee and a 20% performance fee. The fees and expenses associated with an investment in Chilton Diversified are different than the fees and expenses (after taking into account the expense limitation agreement) associated with an investment in the Fund, so that if Chilton Diversified’s results were adjusted for expenses of the Fund, returns would have been different.

AVERAGE ANNUAL TOTAL RETURNS | For the periods ended May 31, 2013

Period	Chilton Diversified Net	S&P 500 Index (w/dividends)	Chilton Diversified Volatility	S&P 500 Index (w/dividends) Volatility
1 Year	17.34%	27.28%	5.15%	6.35%
3 Years	14.14%	16.87%	6.80%	14.02%
5 Years	4.25%	5.43%	11.67%	18.85%
10 Years	7.72%	7.58%	10.05%	14.57%
Since Inception (7/1/92)	14.30%	9.00%	11.01%	14.88%

ANNUAL TOTAL RETURNS | For the Years 1992 (partial) to 2013 (Partial)

Year	Chilton Diversified Net	S&P 500 Index (w/dividends)	Chilton Diversified Volatility	S&P 500 Index (w/dividends) Volatility
2013 YTD (5/31/13)	12.04%	15.37%	4.47%	5.36%
2012	11.65%	16.00%	4.11%	10.52%
2011	8.19%	2.11%	8.14%	15.94%
2010	8.22%	15.06%	10.51%	19.26%
2009	15.72%	26.46%	9.94%	22.28%
2008	-25.14%	-37.00%	17.94%	21.02%
2007	19.35%	5.49%	7.59%	9.66%
2006	1.26%	15.79%	9.08%	5.64%
2005	14.74%	4.91%	8.89%	7.92%
2004	9.25%	10.88%	7.74%	7.30%
2003	16.87%	28.68%	8.46%	11.39%
2002	-10.80%	-22.10%	4.97%	20.65%
2001	2.66%	-11.88%	3.20%	19.86%
2000	-0.38%	-9.11%	11.04%	17.15%
1999	52.88%	21.04%	15.41%	13.11%
1998	36.40%	28.58%	18.12%	21.50%
1997	19.42%	33.36%	11.65%	15.94%
1996	21.32%	22.96%	8.39%	10.88%
1995	40.05%	37.58%	7.52%	5.21%
1994	-2.41%	1.32%	4.29%	10.55%
1993	49.30%	10.08%	10.23%	6.08%
7/1/1992 to 12/31/1992	29.41%	8.35%	13.62%	7.64%

ANNUAL MONTHLY NET RETURNS | For the Years 1992 (partial) to 2013 (partial) | CHILTON DIVERSIFIED

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2013	3.43%	1.94%	3.70%	1.94%	0.52%								12.04%
2012	0.81%	0.88%	2.55%	2.23%	-0.01%	1.57%	1.16%	-0.20%	1.12%	0.52%	2.19%	-1.67%	11.65%
2011	0.61%	0.20%	1.75%	0.69%	0.18%	0.02%	-1.10%	-1.88%	-2.53%	5.87%	4.08%	0.31%	8.19%
2010	-3.44%	2.30%	3.47%	1.08%	-4.66%	-1.27%	3.47%	-1.22%	5.79%	0.93%	-0.36%	2.35%	8.23%
2009	1.74%	-1.52%	-1.45%	3.28%	6.77%	-1.13%	0.59%	-1.83%	1.45%	0.60%	6.17%	0.47%	15.73%
2008	-2.47%	1.87%	1.57%	-0.42%	2.59%	-4.69%	-7.96%	0.23%	-15.57%	1.48%	-2.00%	-1.63%	-25.13%
2007	2.57%	-0.32%	0.67%	3.58%	2.74%	1.80%	0.05%	0.02%	3.52%	5.84%	-1.27%	-1.11%	19.36%
2006	2.86%	-0.82%	-0.34%	0.53%	-4.18%	-4.81%	0.50%	0.53%	2.55%	2.23%	3.59%	-1.01%	1.26%
2005	0.82%	5.58%	-1.02%	-0.22%	3.50%	1.80%	2.35%	-4.10%	-0.12%	-0.43%	3.31%	2.72%	14.74%
2004	-0.20%	2.96%	1.09%	-1.57%	0.32%	-2.00%	-2.37%	0.44%	2.51%	1.61%	0.90%	5.46%	9.25%
2003	-0.28%	0.81%	-1.21%	1.81%	5.66%	1.78%	-1.59%	1.04%	2.35%	4.11%	3.86%	-2.32%	16.88%
2002	-1.26%	-1.59%	-1.36%	-1.58%	0.38%	-1.45%	-2.04%	0.02%	2.35%	-0.83%	-3.45%	-0.45%	-10.80%
2001	1.45%	0.49%	0.23%	-0.70%	0.55%	0.73%	-0.01%	0.47%	-1.69%	-0.82%	1.51%	0.48%	2.68%
2000	-0.20%	0.80%	4.06%	-5.36%	-3.41%	5.28%	-3.38%	2.31%	-0.29%	-0.57%	-1.63%	2.56%	-0.39%
1999	9.20%	2.42%	3.63%	3.11%	1.53%	1.23%	-2.10%	-1.51%	3.82%	3.55%	5.09%	14.28%	52.91%
1998	-1.96%	6.89%	6.91%	-0.78%	-1.36%	4.36%	5.85%	-8.78%	2.95%	3.06%	5.02%	10.78%	36.39%
1997	5.75%	-0.71%	-3.66%	1.18%	3.29%	1.70%	5.91%	-1.88%	5.64%	-2.31%	-0.31%	3.90%	19.43%
1996	2.07%	3.04%	0.38%	1.34%	1.96%	-1.58%	-3.27%	2.53%	5.77%	2.39%	4.30%	0.88%	21.33%
1995	0.21%	2.42%	1.74%	3.30%	3.76%	6.22%	6.07%	5.42%	0.86%	-0.23%	2.17%	2.47%	40.05%
1994	0.85%	-1.14%	-1.92%	-0.87%	1.09%	1.22%	-0.09%	1.45%	0.72%	-0.63%	-2.04%	-0.99%	-2.41%
1993	3.34%	2.02%	2.80%	-2.23%	4.80%	6.49%	4.78%	7.61%	7.39%	2.79%	1.04%	0.39%	49.30%
1992							1.60%	0.55%	2.97%	3.24%	10.85%	7.50%	29.41%

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. NAV is computed by determining, on a per-class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ([assets-liabilities]/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per-class basis, the expenses and fees of the Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all, applications for the purcha hares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, or deemed unreliable for a security, or if a security's value may have been materially affected by events occurring after the close of a securities market on which the security principally trades, but before a Fund calculates its NAV, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board.    In this respect, the adviser participates in the valuation process by preparing the fair valuation for any such securities as per approved  procedures and pursuant to a fair value process developed in coordination with the Fund’s administrator and auditors, and in some cases certain service providers to the issuers of securities subject to the fair valuation. The adviser’s process is tested and subject to ongoing and periodic monitoring by the adviser and the Fund’s administrator. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

In cases where a fair valuation of securities is applied , the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. This fair value may also vary from valuations determined by other funds using their own fair valuation procedures. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund and the adviser may use independent pricing services to assist in calculating the value of the Fund's securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in foreign securities and in ETFs and investment companies that hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the ETFs and investment companies do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes 4 classes of shares offered by the Fund: Class A, Class C, Class I and Class N. The Fund offers these 4 classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between the share classes are sales charges, ongoing fees and minimum investment. Class A charges a maximum sales load of 5.75% and Class C charges a maximum deferred charge of 1.00%. Class A and Class N shares pay an annual distribution fee of up to 0.25% of average daily net assets attributable to those share classes, respectively, and Class C shares pay an annual distribution fee of up to 1.00% of average daily net assets attributable to that share class – for distribution and shareholder servicing expenses pursuant to a Distribution Plan under Rule 12b-1.  Class I shares do not pay sales loads or12b-1 fees. For information on ongoing distribution fees, see Distribution Fees on page 50 of this Prospectus. Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time. The Fund reserves the right to waive sales charges, as described below, and investment minimums. The adviser also reserves the right to waive investment minimums. Not all share classes may be available for purchase in all states.

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. The minimum initial investment in Class A shares of the Fund is $2,500 for all accounts. The minimum subsequent investment in Class A shares of the Fund is $250 for all accounts. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges, which may be waived in the adviser's discretion, apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and Above	0.00%	0.00%	See below

(1)

Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge. (2)

A selling broker may receive commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund's distributor, Northern Lights Distributors, LLC (the "distributor"), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your "immediate family" (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•

Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment adviser);

•

Shares held through an administrator or trustee/custodian of an Employer-Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs; and

•

Shares held directly in the Fund account on which the broker-dealer (financial adviser) of record is different than your current purchase broker-dealer.

Letter of Intent: Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $25,000, during a 13-month period.  The 13-month period commences on the day that the LOI is received by the Fund, and you must tell the Fund that later purchases are subject to the LOI.  Purchases submitted prior to the date the LOI is received by the Fund are not counted toward the sales charge reduction.   The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•

Current and retired directors and officers of the Fund, or the adviser or any of their subsidiaries or affiliates, or their families (e.g., spouse, children, mother or father).

•

Employees of the adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers (each a “Selling Broker”) and their affiliates having dealer agreements with the distributor and their immediate families (or any trust, pension, profit-sharing or other benefit plan for the benefit of such persons).

•

Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.

•

Participants in certain "wrap-fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

•

Clients of financial intermediaries that have entered into an agreement with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.

•

Clients of financial intermediaries that have entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts, whether or not such accounts are subject to transaction fees.

•

Institutional investors (which may include bank trust departments and registered investment advisers).

•

Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

•

Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called a "NAV transfer").

Class C Shares

Class C shares of the Fund are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class C shares pay 1.00% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges.

The Fund’s adviser will advance to Selling Brokers, or other financial intermediaries that have entered into distribution agreements with the distributor, 1.00% of the purchase price of Class C shares from the adviser’s own resources, at the time of purchase. The Fund’s distributor will pay the Class C shares distribution and/or shareholder service fees (as described above) during the first year after purchase to the Fund’s adviser in satisfaction of the advance.  The Fund’s distributor will pay the Class C shares distribution and/or shareholder service fees to Selling Brokers, or other financial intermediaries that have entered into distribution agreements with the distributor, for Class C shares held for over a year.

If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains.  Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

The minimum initial investment in the Class C shares is $5,000 and the minimum subsequent investment is $250.

Class N Shares

Class N shares of the Fund are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class N shares pay 0.25% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution- related activities with respect to the Fund and/or shareholder services.  Class N shares may not be available to all shareholders and have differing distribution and/or shareholder serving fees that reflect variations in distribution channels.  Over time, fees paid under this distribution and service plan will increase the cost of a Class N shareholder's investment and may cost more than other types of sales charges.  The minimum initial investment in Class N shares is $2,500 and the minimum subsequent investment is $250.

Class I Shares

Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A, Class C and Class N shares. This means that 100% of your initial investment is placed into shares of the Fund. Unless otherwise waived by the Fund, Class I shares require a minimum initial investment of $1,000,000 and the minimum subsequent investment is $ 250.  Class I shares are offered to investment and institutional clients of the Fund’s adviser and its affiliates, to certain persons affiliated with the adviser, to certain of the Fund’s service providers, and to clients of financial institutions or intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting or similar fee-based charges for financial services or (ii) that have entered into an agreement with the Fund’s distributor to offer Class I shares through a no-load network or platform.

Exchanges for Class I Shares

Holders of Class A and Class C shares issued by the Fund may exchange their shares for Class I shares provided that they: (1) hold their shares through a Selling Broker or other financial intermediary or institution that has a distribution agreement with the Fund’s distributor to offer Class I shares and which authorizes such an exchange; and (2) are otherwise eligible to invest in Class I shares in accordance with the terms of this Prospectus.  Any such exchange is subject to the Funds’ discretion to accept or reject the exchange.  Class A shareholders who purchased $1,000,000 or more of shares, and who then exchange them for Class I shares within eighteen months of the original purchase date, will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class A shares purchased in an amount of $1,000,000 or more and redeemed within eighteen months of the date of original purchase, unless the Fund’s adviser in its sole discretion determines to waive the applicable CDSC.  Class C shareholders who exchange them for Class I shares within one year of the original purchase date will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class C shares made within one year of the date of original purchase, unless the Fund’s adviser in its sole discretion determines to waive the applicable CDSC.  For federal income tax purposes, an exchange of Class A or Class C shares for Class I shares within the same Fund will not result in the recognition of a capital gain or loss.

Factors to Consider when Choosing a Share Class: When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund's expenses over time in the “Fees and Expenses of the Fund” section for the Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address:

Via Regular Mail
Altegris Equity Long Short Fund C/O Gemini Fund Services, LLC PO Box 541150 Omaha, NE 68154
or Overnight Mail
Altegris Equity Long Short Fund C/O Gemini Fund Services, LLC 17605 Wright Street Suite 2 Omaha, NE 68130

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Note: Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1(888)524-9441 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $500 on specified days of each month into your established Fund account. Please contact the Fund at 1(888)524-9441 for more information about the Fund's Automatic Investment Plan.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to "Altegris Equity Long Short Fund." The Fund will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order
When making a purchase request, make sure your request is in good order.
"Good order" means your purchase request includes:

•

The name of the Fund and share class

•

The dollar amount of shares to be purchased

•

A completed purchase application or investment stub

•

Check payable to the " Altegris Equity Long Short Fund"

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1(888)524-9441 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Subsequent Purchases by Internet: For complete information regarding Internet transactions, please see the section entitled "Transactions Through www.altegrismutualfunds.com."

HOW TO REDEEM SHARES

Redeeming Shares

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Via Regular Mail
Altegris Equity Long Short Fund C/O Gemini Fund Services, LLC PO Box 541150 Omaha, NE 68154
or Overnight Mail Altegris Equity Long Short Fund C/O Gemini Fund Services, LLC 17605 Wright Street Suite 2 Omaha, NE 68130

 Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1(888)524-9441. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

When Redemptions are Sent: Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order." If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order
 Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

  The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed,·

  The request must identify your account number,·

  The request should be signed by you and any other person listed on the account, exactly as the shares are registered, and·

  If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•

You request a redemption to be made payable to a person not on record with the Fund;

•

You request that a redemption be mailed to an address other than that on record with the Fund;

•

The proceeds of a requested redemption exceed $50,000;

•

Any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

Your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in the Fund falls below the following amounts per share class, the Fund may notify you that, unless the account is brought up to at least the per-class minimum within 60 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the per-class minimum due to a decline in NAV.

	Class A	Class C	Class I	Class N
Minimum	$2,500	$5,000	$1,000,000	$2,500

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;

•

Rejecting or limiting specific purchase requests;

•

Rejecting purchase requests from certain investors; and

•

Charging a redemption fee on shares sold within 30 days of purchase.

Although these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase orders. The adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income at least annually and net capital gains annually. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Fund's shares.

DISTRIBUTION OF SHARES

Distributor

Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares of the Fund are offered on a continuous basis.

Distribution Fees

The Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), pursuant to which the Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses as indicated in the following table of the Fund's average daily net assets attributable to the respective class of shares.

	Class A	Class C	Class N
12b-1 Fee	0.25%	1.00%	0.25%

The Fund's distributor and other entities, including a broker-dealer affiliate of the Fund's adviser, are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Additional Compensation to Financial Intermediaries

The Fund's distributor, its affiliates, and the Fund's adviser and its affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers-dealers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding

To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1(888)524-9441 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information for the Fund has been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s consolidated financial statements, are included in the Fund’s March 31, 2013 annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period (1)

	Class A	Class I		Class N
	Period Ended March 31, 2013	Period Ended March 31, 2013		Period Ended March 31, 2013
Net asset value, beginning of period	$10.00	$10.00		$10.00

Income (loss) from investment operations:
Net investment loss (2)	(0.30)	(0.27)		(0.30)
Net realized and unrealized gain on investments	0.84	0.83		0.83
Total from investment operations	0.54	0.56		0.54

Less distributions from:
Net realized gains	(0.03)	(0.03)		(0.03)
Redemption fees collected (3)	0.00	0.00		0.00

Net asset value, end of period	$10.51	$10.53		$10.51

Total return (4,5)	5.40%	5.60%	(6)	5.40%	(6)

Net assets, at end of period (000s)	$2,211	$84,262		$33,053

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including	5.13%	4.88%		5.13%
dividends from securities sold short and interest expense (7,8)
Ratio of gross expenses to average net assets including	3.85%	3.60%		3.85%
dividends from securities sold short and interest expense (7,8)
Ratio of net expenses to average net assets including	4.53%	4.28%		4.53%
dividends from securities sold short and interest expense (8)
Ratio of net expenses to average net asses excluding	3.24%	2.99%		3.24%
dividends from securities sold short and interest expense (8)
Ratio of net investment loss to average net assets (8,9)	(3.19)%	(2.94)%		(3.19)%
Portfolio Turnover Rate (7)	517%	517%		517%

(1)	The Fund commenced operations on April 30, 2012.
(2)	Per share amounts calculate using the average shares method, which more appropriately presents the per share data for the period.
(3)	Represents less than $0.01 per share
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)

Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transaction.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(8)	Annualized.
(9)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

PRIVACY NOTICE

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security Number

•

Purchase History

•

Assets

•

Account Balances

•

Retirement Assets

•

Account Transactions

•

Transaction History

•

Wire Transfer Instructions

•

Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday businesses. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust share?	Can you limit this sharing?
For our everyday business purposes Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes To offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes Information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes Information about your creditworthiness	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?		Call 1-402-493-4603

Who we are		Who is providing this notice? Northern Lights Fund Trust

What we do
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

Open an account

•

Provide account information

•

Give us your contact information

•

Make deposits or withdrawals from your account

•

Make a wire transfer

•

Tell us where to send the money

•

Tells us who receives the money

•

Show your government-issued ID

•

Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

•

Sharing for affiliates' everyday business purposes—information about your creditworthiness

•

Affiliates from using your information to market to you

•

Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates		Companies related by common ownership or control. They can be financial and non-financial companies. • Northern Lights Fund Trust does not share with our affiliates.
Non-affiliates		Companies not related by common ownership or control. They can be financial and nonfinancial companies • Northern Lights Fund Trust does not share with non-affiliates so they can market to you.
Joint marketing		A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

 ALTEGRIS EQUITY LONG SHORT FUND

Adviser	Altegris Advisors, L.L.C. 1200 Prospect Street Suite 550 La Jolla, CA 92037	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accountant	Ernst & Young LLP One Commerce Square 2005 Market Street, Suite 700 Philadelphia, PA 19103	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	JPMorgan Chase Bank 270 Park Ave. New York, NY 10017	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Fund is included in the Fund's Statement of Additional Information dated July 16, 2013 (the "SAI"). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund's policies and management. Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1(888)524-9441 or visit www.altegrismutualfunds.com. You may also write to:

ALTEGRIS EQUITY LONG SHORT FUND

c/o Gemini Fund Services, LLC
PO Box 541150
Omaha, NE  68130

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public

Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720

x

www.altegrismutualfunds.com

July 16, 2013

Altegris Equity Long Short Fund A Series of Northern Lights Fund Trust
Statement of Additional Information Class A (ELSAX) Class C (ELSCX) Class I (ELSIX) Class N (ELSNX)

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of the Altegris Equity Long Short Fund (the "Fund") dated July 16, 2013. You can obtain copies of the Fund's Prospectus, annual or semi-annual reports without charge by contacting the Fund's transfer agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 or by calling 1.888.524.9441. You may also obtain a Prospectus by visiting the Fund's website at www.altegrismutualfunds.com.

TABLE OF CONTENTS

THE FUND	2
TYPES OF INVESTMENTS	3
INVESTMENT RESTRICTIONS	24
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	26
MANAGEMENT	28
CONTROL PERSONS AND PRINCIPAL HOLDERS	35
INVESTMENT ADVISER AND SUB-ADVISERS	36
THE DISTRIBUTOR	40
PORTFOLIO MANAGERS	40
ALLOCATION OF PORTFOLIO BROKERAGE	46
PORTFOLIO TURNOVER	47
OTHER SERVICE PROVIDERS	47
DESCRIPTION OF SHARES	48
ANTI-MONEY LAUNDERING PROGRAM	49
PURCHASE, REDEMPTION AND PRICING OF SHARES	50
TAX STATUS	57
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	61
LEGAL COUNSEL	61
FINANCIAL STATEMENTS	61
APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES	A1

THE FUND

The Altegris Equity Long Short Fund is a series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the "Trust"). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the "Board" or "Trustees"). The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally, on a per-class basis, with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a non-diversified series of the Trust. The Fund's investment objective, restrictions and policies are more fully described here and in the Prospectus. The Board may add classes to the Fund, start other series and offer shares of a new fund under the Trust at any time.

The Fund offers four classes of shares: Class A shares, Class C shares, Class I, and Class N shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads; (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Under the Trust's Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of the Fund and the descriptions of the Fund's principal investment strategies are set forth under "Investment Objective, Principal Investment Strategies, Related Risks" in the Prospectus. The Fund's investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies Altegris Advisors, L.L.C. (the "Adviser"), Harvest Capital Strategies, LLC ("Harvest"), OMT Capital Management LLC ("OMT"), Visium Asset Management, LP (“Visium”) and Chilton Investment Company, LLC (“Chilton”) (each a "Sub-Adviser", together "Sub-Advisers") may employ in pursuit of the Fund's investment objective and a summary of related risks.

Equity Securities

Equity securities in which the Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

The Fund may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

The Fund may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Foreign Securities

General

Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There also may be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. The Fund may also invest in exchange traded funds ("ETFs") and other investment companies that hold a portfolio of foreign securities.

To the extent the Fund's currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund's assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

 Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. The Fund may also purchase ETFs and other closed-end funds that invest in emerging market securities.

Certificates of Deposit and Bankers' Acceptances

The Fund may invest in certificates of deposit and bankers' acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Information on Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund's Adviser or Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Securities of Other Investment Companies

The Fund's investments in exchange-traded funds, mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Due to legal limitations, the Fund will be prevented from: (1) purchasing more than 3% of an investment company's (including ETFs) outstanding shares; (2) investing more than 5% of the Fund's assets in any single such investment company; and (3) investing more than 10% of the Fund's assets in investment companies overall unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by FINRA for funds of funds. In addition to ETFs, the Fund may invest in other investment companies such as open-end mutual funds or exchange-traded closed-end funds, within the limitations described above.

Closed-End Investment Companies

The Fund may invest its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses. The Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser or Sub-Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-End Investment Companies

The Fund and any "affiliated persons," as defined by the 1940 Act, may purchase in the aggregate only up to 35% of the total outstanding securities of any underlying fund. Accordingly, when affiliated persons hold shares of any of the underlying fund, the Fund's ability to invest fully in shares of those funds is restricted, and the Adviser or Sub-Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an underlying fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser or Sub-Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying fund(s) are made independently of the Fund and its Adviser or Sub-Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Exchange-Traded Funds

ETFs are generally passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs). ETFs typically have two markets. The primary market is where institutions swap "creation units" in block-multiples of, for example, 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

High Yield Securities

The Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody's). Other terms used to describe such securities include "lower-rated bonds," "non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower-rated securities will default than issuers of higher-rated securities. Issuers of lower-rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher-rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

Liquidity. There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher-rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer's financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund's investments in lower-rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These do not pay periodic interest but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to periodic interest-paying debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These bonds are typically sold without registration under the Securities Act of 1933, as amended ("1933 Act "), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries ("LDCs").

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Fund may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. The Fund may invest in funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to "non-appropriation" risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (TIPS). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed-income securities with similar duration.

United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("Fannie Mae" or "FNMA") and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association). On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae and Freddie Mac.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks. Freddie Mac issues Participation Certificates (PCs), which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Ginnie Mae) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include Fannie Mae and Freddie Mac. Fannie Mae is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Treasury.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates ("PCs "), which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost-of-funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages that collateralize the ARMs in which the Fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable-rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Mortgage assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities; hence they may be more sensitive to the performance of fewer mortgage assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Fund will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Stripped Mortgage Securities. Stripped mortgage securities may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO-class security's yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO-class security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

The Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund's portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Inverse Floaters. Inverse floaters constitute a class of mortgage-backed securities with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or 11th District Cost of Funds Index ("COFI"). Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until a future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing by the Fund.

Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser or Sub-Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions

Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high-quality and lower-quality securities. This protection is provided only during the life of the spread options.

Credit Default Swaps

The Fund may enter into credit default swaps. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) and may use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or liquid securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made at the end of the measurement period are recorded as realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on any margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is affected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled "Custodian") will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objective. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Adviser or a Sub-Adviser to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

Futures trading is speculative and futures prices are highly volatile. Price movements for futures contracts, for example, which may fluctuate substantially during a short period of time, are influenced by numerous factors that affect the securities markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events and changes in interest rates. Also, the success of many futures trading strategies that use "technical" factors in identifying price moves depends upon the occurrence in the future of price movements. Technical systems will not be profitable and may in fact produce losses if there are no market moves of the kind the system seeks to follow. Any factor that would make it more difficult to execute the trades identified, such as a reduction of liquidity, also would reduce profitability.

Futures trading is highly leveraged. The low margin deposits normally required in trading futures interests permit an extremely high degree of leverage. Accordingly, a relatively small price movement in a futures interest may result in an immediate and substantial loss to the investor. Like other leveraged investments, futures trading may result in losses in excess of the amount invested.

Futures contracts may be illiquid. Most U.S. futures exchanges impose daily limits regulating the maximum amount above or below the previous day's settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. Futures prices in particular contracts have occasionally moved the daily limit for several consecutive days with little or no trading. If this occurs, the Fund might be prevented from promptly liquidating unfavorable positions which could result in substantial losses. Those losses could significantly exceed the margin initially committed to the trades involved. In addition, even if prices have not moved the daily limit, or if there are no limits for the contracts traded by the Fund, the Fund may not be able to execute trades at favorable prices if little trading in the contracts is taking place. It is also possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only. The CFTC and U.S. exchanges may also impose speculative position limits which, if applicable to the Fund's trading in futures contracts, could require liquidation of positions that could negatively impact profitability.

Futures trading involves counterparty risk. Futures brokers must maintain the Fund's assets (other than assets used to trade foreign futures or options on foreign markets) in a segregated account. If a futures broker goes bankrupt, the Fund could lose money as it may only be able to recover a pro-rata share of the property available for distribution to all of the broker's customers. In addition, even if a futures broker adequately segregates the Fund's assets, the Fund may still be subject to risk of loss of funds on deposit should another customer of the futures broker fail to satisfy deficiencies in such other customer's account. In addition, trading may occur on foreign exchanges and other non-U.S. markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. The Fund, should it trade futures contracts, is at risk for fluctuations in the exchange rate between the currencies in which it trades and U.S. dollars. It also is possible that exchange controls could be imposed in the future. There is no restriction on how much of the Fund's trading might be on foreign markets. In addition, if the Fund chooses to exchange a cash, forward or spot market position outside of regular trading hours for a comparable futures position, such transactions are subject to counterparty creditworthiness risk. The CFTC has permitted the futures exchanges to expand the types of over-the-counter positions that can be part of an exchange for physicals position.

Over-the-Counter Instruments

The trading of over-the-counter instruments subjects the Fund to a variety of risks including: (1) counterparty risk; (2) basis risk; (3) interest rate risk; (4) settlement risk; (5) legal risk; and (6) operational risk. Counterparty risk is the risk that the Fund's counterparties might default on their obligation to pay or perform generally on their obligations. The over-the-counter markets and some foreign markets are "principals' markets." That means that performance of the contract is the responsibility only of the individual firm or member on the other side of the trade and not any exchange or clearing corporation. Such "counterparty risk" is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Basis risk is the risk attributable to the movements in the spread between the derivative contract price and the future price of the underlying instrument. Interest rate risk is the general risk associated with movements in interest rates. Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Legal risk is the risk that a transaction proves unenforceable in law or because it has been inadequately documented. Operational risk is the risk of unexpected losses arising from deficiencies in a firm's management information, support and control systems and procedures. Transactions in over-the-counter derivatives may involve other risks as well, as there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of a position or to assess the exposure to risk.

When Issued, Forward Commitment and Delayed Settlement Purchases

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Risk of Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment goals. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") that was passed into law in July 2010, would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.

Sub-Adviser Risks

If any Sub-Adviser manages more money in the future, including money raised in this offering, such additional funds could affect its performance or trading strategies. Also, the Sub-Advisers manage other accounts. This increases the competition for the same trades which the Fund makes. There is no assurance that the Fund's trading will generate the same results as any other accounts managed by the Sub-Advisers.

Commodity Pool Operator Regulation

The Trust, on behalf of the Fund, filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operation. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser or a Sub-Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

 Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A and the PORTAL Alliance have produced enhanced liquidity for many restricted securities. The PORTAL Alliance is an open, industry-wide platform to facilitate over-the-counter trading of 144A equity securities and is intended to enhance the liquidity and transparency of 144A equity securities by creating a source for indicative quotes, trade reporting and issuer information for 144A equity securities.

Under guidelines adopted by the Trust's Board, the Fund's Adviser or a Sub-Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser or Sub-Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser or Sub-Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations ("NRSROs") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser or a Sub-Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser or a Sub-Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of securities loaned; (3) the Fund will receive any interest or dividends received on the loaned securities; and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

The Fund may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

1. Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

2. Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);

4. Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

5. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. The Fund takes the position that mortgage-backed securities and asset-backed securities, whether government-issued or privately issued do not represent interests in any particular "industry " or group of industries, and therefore the 25% concentration restrictions noted above do not apply to such securities.;

6. Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the fullest extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies; (b) to the extent the entry into a repurchase agreement is deemed to be a loan; and (c) by loaning portfolio securities.

The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

1. Invest in any issuer for purposes of exercising control or management;

2. Invest in securities of other investment companies except as permitted under the 1940 Act;

3. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity However, if more than 15% of Fund assets (defined as net assets plus the amount of any borrowing for investment purposes) are illiquid, the Fund's investment adviser(s) will reduce illiquid assets such that they do not represent more than 15% of Fund assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders;

4. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation; or

5. 80% Investment Policy. The Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in particular name-related "equity" investments, as defined in its then-current Prospectus, under normal market conditions. Shareholders will be provided with at least 60 days’ prior notice of any change in the Fund's 80% policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

If a restriction on the Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust's policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust's shareholders and those of the Trust's affiliates.

The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Fund may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Adviser and Sub-Advisers

Personnel of the Adviser and Sub-Advisers, including personnel responsible for managing the Fund's portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser and Sub-Advisers to provide their management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel and each Sub-Adviser's personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC

Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

JPMorgan Chase Bank, N.A

JPMorgan Chase Bank, N.A. is custodian for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Ernst & Young LLP

Ernst & Young LLP is the Fund's independent registered public accounting firm; therefore, its personnel have access to the Fund's portfolio holdings in connection with auditing of the Fund's annual financial statements and providing assistance and consultation in connection with SEC filings.

Thompson Hine LLP

Thompson Hine LLP is counsel to the Fund; therefore, its personnel have access to the Fund's portfolio holdings in connection with review of the Fund's annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Fund's Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund's portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser or Sub-Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures

The Fund's Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund's portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust's policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of five (5) individuals, at least four (4) of whom are not "interested persons" (as defined under the 1940 Act) of the Trust, the Adviser and Sub-Adviser ("Independent Trustees"). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Mr. Michael Miola, who has served as the Chairman of the Board since the Trust was organized in 2005. Mr. Miola is considered an interested person by virtue of his indirect controlling interest in Northern Lights Distributors, LLC. The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees. The Independent Trustees have selected Mr. Anthony J. Hertl as Lead Independent Trustee. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session at least quarterly. Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings; (b) calling special meetings on an as-needed basis; (c) execution and administration of Trust policies including, (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by the Trust’s shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad-hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Miola has over 20 years of business experience in the investment management and brokerage business, serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and three other mutual fund boards. Mr. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Masters in Education Administration degree, is a Certified Financial Planner ("CFP") and serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and two other mutual fund boards. Mr. Anthony J. Hertl has over 20 years of business experience in the financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a  Certified Public Accountant designation and serves as a member of six other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards. Mark H. Taylor, Ph.D., CPA, has over two decades of academic experience in the accounting and auditing areas, has a Doctor of Philosophy degree in Accounting, holds Certified Public Accountant designation, is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University, serves as a member of three other mutual fund boards outside of the Fund Complex, currently serves on the AICPA Auditing Standards Board, and like the other Board members, also possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and two other mutual fund boards. Mr. John V. Palancia has over 30 years of business experience in the financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. Mr. Palancia also holds a Bachelor of Science degree in Economics. He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch. Additionally, he is well versed in the regulatory framework under which investment companies must operate based on his service as a member of two other fund boards. The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and their principal occupations over the last five years. Unless otherwise noted, the address of each Trustee and Officer is. 17605 Wright Street Suite 2, Omaha, NE  68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Anthony J. Hertl 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	94

AdvisorOne Funds (11 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	94	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund ( 2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	106

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	106	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael Miola*** 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	94	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” section below.

Legal Proceedings

On May 2, 2013, the SEC filed an order instituting settled administrative proceedings (the “Order”) against Northern Lights Compliance Services, LLC (“NLCS”), Gemini Fund Services, LLC (“GFS”), certain current Trustees of the Trust, and one former Trustee.  To settle the SEC’s charges, GFS and NLCS each agreed to pay $50,000 penalties, and both firms and the named Trustees agreed to engage an independent compliance consultant to address the violations found in the Order.  The firms and the named Trustees agreed to settle with the SEC without admitting or denying the SEC’s findings, while agreeing to cease and desist from committing or causing any violations and any future violations of those provisions.  There were no allegations that shareholders suffered any monetary harm.  The SEC charges were not against the Adviser or the Fund.

The Order found that on certain occasions during the period January 2009 to December 2010, disclosures included in shareholder reports (concerning the Trustees’ adviser evaluation process under Section 15(c) of the 1940 Act) filed by certain funds of the Trust contained boilerplate disclosures that were materially untrue or misleading in violation of Section 34(b) of the 1940 Act.  These disclosures were included in the fund shareholder reports based on board minutes drafted by GFS, reviewed by the Trust’s outside counsel, and then reviewed and approved by the Trustees.  The Order found that the named Trustees therefore were a cause of these violations.  In addition, GFS failed to ensure that certain shareholder reports contained the required disclosures concerning the Trustees’ evaluation process and failed to ensure that certain series within the Trust maintained and preserved their Section 15(c) files in accordance with 1940 Act recordkeeping requirements.  Accordingly, GFS caused those funds’ violations of Sections 30(e) and 31(a) of the Investment Company Act and Rules 30e-1 and 31a-2(a)(6) thereunder.

The Order found that, during the relevant period, NLCS and the four named Trustees were also a cause of violations of Rule 38a-1(a)(1) under the 1940 Act, which requires registered investment companies to adopt and implement written compliance policies and procedures.  Specifically, the Order found that NLCS and the named Trustees failed to implement certain policies and procedures of the Trust that required the funds’ CCO to provide the advisers’ compliance manuals to the named Trustees for their review or, as an alternative, summaries of the compliance programs.  Rather than following this process, the Order found that the named Trustees’ approval of the advisers’ compliance programs was based primarily on their review of a brief written statement prepared by NLCS and a verbal representation by NLCS that such manuals were adequate.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Audit committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the past fiscal year, the Audit Committee held thirteen meetings.

Compensation

Effective April 1, 2013, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $27,625, as well as reimbursement for any reasonable expenses incurred attending meetings of the Board of Trustees, to be paid in advance of each calendar quarter. Prior to April 1, 2013 each Trustee who is not affiliated with the Trust or an adviser received a quarterly fee of $21,500.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. In addition to the quarterly fees and reimbursements, each of the Lead Independent Trustee and the Audit Committee Chairman receives a $10,000 additional annual fee, to be paid quarterly.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended March 31, 2013.  Each Independent Trustee attended all quarterly meetings during the period.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

NAME AND POSITION	AGGREGATE COMPENSATION FROM TRUST **	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND’S EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM TRUST AND FUND COMPLEX*** PAID TO DIRECTORS
Anthony J. Hertl	$98,000	None	None	$115,000
Gary Lanzen	$82,000	None	None	$95,000
Mark H. Taylor	$82,000	None	None	$109,000
John V. Palancia	$82,000	None	None	$105,333.33
Michael Miola*	None	None	None	None

*

This Trustee is deemed to be an 'interested person' as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust's Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund's Distributor) and Northern Lights Compliance Services, LLC (the Trust's compliance service provider).

**

There are currently multiple series comprising the Trust. Trustees' fees are allocated equally to each Fund in the Trust.

***

The term "Fund Complex" refers to the Northern Lights Fund Trust, Northern Lights Fund Trust III and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Trust as of December 31, 2012.

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Mark H. Taylor	None	None
John V. Palancia	None	None
Michael Miola*	None	None

*

This Trustee is deemed to be an 'interested person' as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust's Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund's Distributor) and Northern Lights Compliance Services, LLC (the Trust's compliance service provider)

Management Ownership

As of July 3, 2013, the Trustees and officers, as a group, owned no shares of the Fund and less than 1.00% of the Fund Complex's outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.

As of the July 3, 2013, the following shareholder of record owned 5% or more of the outstanding shares of the Fund’s  as noted.

Name & Address

Shares

Percentage of Fund

Class A Shares

IRA FBO John M Jenni

18,272

6.11%

PO Box 2052

Jersey City, NJ 07303

Class I Shares

NFS Omnibus Reinvest

6.6 60,671

80.98%

1555 N. Rivercenter Drive, Suite 302

Milwaukee, WI 53212

Class N Shares

Charles Schwab

1, 521,260

45.07%

211 Main Street

San Francisco, CA 94105

Genworth Financial Trust CO

1, 502,172

44.50%

3200 N Central Ave, 7th Floor

Phoenix, AZ 85012

INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser and Advisory Agreement

Altegris Advisors, L.L.C. (the "Adviser"), located at 1200 Prospect Street, Suite 550 La Jolla, CA 92037, serves as investment adviser to the Fund. The Adviser was established in 2010 for the purpose of advising mutual funds. Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Fund's business affairs. Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust, on behalf of the Fund, the Adviser, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Fund, manages the portfolio investment operations of the Fund.

The Adviser has overall supervisory responsibilities for the general management and investment of the Fund's securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees. In general, the Adviser's duties include setting the Fund's overall investment strategies and asset allocation as well as hiring and supervising sub-advisers.

Under the Advisory Agreement, the Adviser, under the supervision of the Board of Trustees, agrees to invest the assets of the Fund directly in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund's current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and, as such shall, directly, (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder; (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions; and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser or its designee, directly, will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Trust's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund's records and the registration of the Fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Pursuant to an advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 2.75% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Adviser has agreed contractually to waive its management fee and to reimburse expenses, other than expenses relating to any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) at least until July 31, 2014, such that net annual fund operating expenses of the Fund do not exceed the percentages in the table below. Waiver/reimbursement is subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. No reimbursement amount will be paid to the Adviser in any fiscal quarter unless the Trust's Board of Trustees has determined in advance that a reimbursement is in the best interests of the Fund and its shareholders. Fee waiver and reimbursement arrangements can decrease the Fund's expenses and increase its performance.  During the fiscal year ended March 31, 2013, the Fund incurred $1,554,271 in advisory fees of which $328,007 was waived.

FUND CLASS	EXPENSE CAP	MINIMUM DURATION
Class A	3.24%	July 31, 2014
Class C	3.99%	July 31, 2014
Class I	2.99%	July 31, 2014
Class N	3.24%	April 30, 2014

 The Adviser may be terminated only by the Fund's Board of Trustees, on 60 days' written notice to the Adviser.

A discussion regarding the basis for the Board of Trustees' approval of the advisory and sub-advisory agreements is available in the Fund's annual or semi-annual reports.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund. Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser; (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled ("The Distributor"); (c) the fees and certain expenses of the Custodian (as defined under the section entitled "Custodian") and Transfer and Dividend Disbursing Agent (as defined under the section entitled "Transfer Agent"), including the cost of maintaining certain required records of the Fund and of pricing the Fund's shares; (d) the charges and expenses of legal counsel and independent accountants for the Fund; (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (f) all taxes and corporate fees payable by the Fund to governmental agencies; (g) the fees of any trade association of which the Fund may be a member; (h) the cost of share certificates representing shares of the Fund; (i) the cost of fidelity and liability insurance; (j) the fees and expenses involved in registering and maintaining registration of the Fund and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes; (k) all expenses of shareholders and Trustees' meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders; and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Advisory Agreement will continue in effect for two years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust's outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

On March 27, 2013, Genworth entered into a definitive agreement regarding a transaction (the "Transaction") whereby Genworth would sell its wealth management business, including the adviser and its affiliates, to a partnership of Aquiline Capital Partners LLC and Genstar Capital, LLC. The Transaction is expected to close in the second half of 2013, subject to customary closing conditions, including requisite regulatory approvals.  The Transaction will cause the advisory agreement described above between the Fund and the Adviser, to automatically terminate as required by law. The Board of Trustees of the Trust has approved a new advisory agreement between the Fund and the Adviser, having substantially identical terms as the current advisory agreement, the effectiveness of which is subject to the closing of the Transaction and approval of the new advisory agreement by Fund shareholders.  Proxy materials relating to Fund shareholder approval of the new advisory agreement were filed with the SEC and sent to Fund shareholders on or about June 12, 2013. The proxy materials discuss the Transaction in greater detail and include, among other information, a form of the new advisory agreement for the Fund. For more information, you can obtain a copy of the Fund proxy materials from the SEC website at www.sec.gov or visit the Funds' website at www.altegrismutualfunds.com ..

Sub-Advisers and Sub-Advisory Agreements

The Adviser has engaged Harvest Capital Strategies, LLC, OMT Capital Management LLC, Visium Asset Management, LP and Chilton Investment Company, LLC to serve as Sub-Advisers to the Fund. Harvest is deemed not to be controlled by any entity or person because the shares of its ultimate parent, JMP Group, Inc., are owned by shareholders, none of whom has more than 25% of its voting shares. OMT is deemed to be controlled by Thomas Henwood through direct and indirect ownership of over 25% of the voting interests in OMT. Visium is deemed to be controlled by Jacob Gottlieb through his ownership of a majority of the voting interests in JG Asset, LLC, the general partner of Visium. Chilton is de emed to be controlled by Richard L. Chilton Jr. through direct and indirect ownership of controlling interests in Chilton and its affiliates .. Each Sub-Adviser is responsible for selecting investments and assuring that investments are made according to the Fund's investment objective, policies and restrictions.

Each Sub-Advisory Agreement provides that the Sub-Adviser will formulate and implement a continuous investment program for the Fund, in accordance with the Fund's objective, policies and limitations and any investment guidelines established by the Adviser. Each Sub-Adviser will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. Each Sub-Adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the respective Sub-Advisory Agreement. Pursuant to the relevant Sub-Advisory Agreement between the Adviser and Sub-Adviser, the Sub-Adviser is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets. The Sub-Advisers are paid by the Adviser not the Fund.

Each Sub-Advisory Agreement shall continue in effect for two (2) years initially and then from year to year, provided it is approved at least annually by a vote of the majority of the Trustees, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Sub-Advisory Agreement may be terminated without penalty at any time by the Adviser or the Sub-Adviser on not more than 60 days written notice, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act).

Codes of Ethics

The Trust, the Adviser, the Sub-Advisers and the Distributor, as defined under the section entitled "The Distributor", each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Trust's code of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a code of ethics, which applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the S E C and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board's continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser's Proxy Policies, or the proxy policies of the Adviser's designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. It is anticipated that each Sub-Adviser will vote all proxies that are received on the Fund's behalf with respect to assets managed by the relevant Sub-Adviser.

Where a proxy proposal raises a material conflict between the Adviser's or a Sub-Adviser's interests and the Fund's interests, the Adviser or Sub-Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client's directive using the recommendation of an independent third party. If the third party's recommendations are not received in a timely fashion, the Adviser or Sub-Adviser will abstain from voting the securities held by that client's account. A copy of each Sub-Adviser's proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 1.888.524.9441; and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1.888.524.9441 and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 6813 0 (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an underwriting agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of FINRA. The offering of the Fund's shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal year ended March 31, 2013:

FUND OTHER COMPENSATION

FUND	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTIONS AND REPURCHASES	BROKERAGE COMMISSIONS	OTHER COMPENSATION
Altegris Equity Long Short Fund	$261	$0	$0	$0

* The Distributor also received 12b-1 fees from the Fund as described under the following section entitled “Rule 12b-1 Plan”.

Rule 12b-1 Plan

The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class A, Class C, Class I and Class N shares (the "Plan") pursuant to which the Fund pays fees to the Distributor for providing distribution and/or shareholder services to the Fund. Under the Plan, Class A, Class C, Class I and Class N shares of the Fund may pay an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 0.25% and 0.25% for Class A and Class N shares, respectively and up to 1.00% for Class C shares of the Fund's average net assets attributable to the relevant class as compensation for the Distributor providing account maintenance and distribution services to shareholders. Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon each share class's average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund's investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund. The Adviser may be compensated by the Distributor for its distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

During the fiscal year ended March 31, 2013 Class A and Class N shares paid $2,357 and $34,552 , respectively in distribution related fees, pursuant to the Plan.  For the fiscal year indicated below, the Fund paid the following allocated distribution fees:

ACTUAL 12B-1 EXPENDITURES PAID BY FUND SHARES

During the Fiscal Period Ended March 31, 2013

TOTAL DOLLARS ALLOCATED
Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	$8,194
Payment to dealers	$15,815
Compensation to sales personnel	None
Other	$12,900
Total	$36,909

The initial term of the Rule 12b-1 Plan was one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not "interested persons" of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan ("Rule 12b-1 Trustees") by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may be terminated at any time by the Trust or a Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor's compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of a Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of a Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

PORTFOLIO MANAGERS

Jon Sundt, Matthew Osborne and Allen Cheng, each of the Adviser, are Co-Portfolio Managers of the Fund. The Sub-Adviser portfolio managers are Joseph A. Jolson, Don Destino, Jim Fowler and Kelly Wiesbrock, each of Harvest; Thomas Henwood, Josh Wilson and Paul Sagara, each of OMT; Robert Kim of Visium ; and Richard L. Chilton, Jr. of Chilton .. As of March 31, 2013 , they were responsible for the portfolio management of the following types of accounts in addition to the Fund:

Adviser Co-Portfolio Managers

JON SUNDT
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	9	$1,550	0	$ 0
Other Pooled Investment Vehicles	20	$1,164 9	0	$ 0
Other Accounts	0	$ 0	0	$ 0

MATTHEW OSBORNE
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	9	$ 1,550	0	$ 0
Other Pooled Investment Vehicles	20	$ 1,1649	0	$ 0
Other Accounts	0	$ 0	0	$ 0

ALLEN CHENG
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	9	$ 1,550	0	$ 0
Other Pooled Investment Vehicles	20	$ 1,1649	0	$ 0
Other Accounts	0	$ 0	0	$ 0

Sub-Adviser Portfolio Managers

Harvest

JOSEPH JOLSON
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$107	3	$107
Other Accounts	1	$8	1	$8

DON DESTINO
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$107	3	$107
Other Accounts	1	$8	1	$8

JIM FOWLER
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$107	3	$107
Other Accounts	1	$8	1	$8

KELLY WIESBROCK
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$44	3	$44
Other Accounts	1	$8	1	$8

OMT

THOMAS HENWOOD
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	2	$59,13	0	$0
Other Pooled Investment Vehicles	2	$72,75	2	$72,75
Other Accounts	14	$148,51	2	$18,85

JOSH WILSON
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	2	$59,13	0	$0
Other Pooled Investment Vehicles	2	$72,75	2	$72,75
Other Accounts	14	$148,51	2	$18,85

PAUL SAGARA
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	2	$59,13	0	$0
Other Pooled Investment Vehicles	2	$72,75	2	$72,75
Other Accounts	14	$148,51	2	$18,85

Visium

ROBERT KIM
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$28, 200	1	$ 28 ,200
Other Accounts	0	$0	0	$0

Chilton

RICHARD L. CHILTON, Jr.
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	1	$85	0	$0
Other Pooled Investment Vehicles	12	$842	6	$786
Other Accounts	34	$730	3	$330

Conflicts of Interest

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an Adviser or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund or Adviser, respectively, or it may receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below for each Portfolio Manager Altegris Advisors, L.L.C. ("Altegris"), the Adviser, and each of the Sub-Advisers, manage, or may in the future manage, multiple client accounts and, as such, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser or each Sub-Adviser may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.

Altegris will attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, Altegris may recommend or cause a client to invest in a security in which another client of Altegris has an ownership position. Altegris has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. To the extent that Altegris seeks to purchase or sell the same security for multiple client accounts, Altegris may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day. Each Sub-Adviser employs substantially similar methods to attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts.

Compensation

Adviser

For services as a Co-Portfolio Manager to the Fund, Allen Cheng receives a salary and a discretionary bonus from the Adviser. Matthew Osborne receives a salary from the Adviser. Jon Sundt, as CEO of the Adviser and several Adviser affiliates, receives a salary from one of those affiliates. Each of Messrs. Sundt and Osborne had an equity interest in the Adviser prior to its acquisition by Genworth Financial, Inc., and pursuant to that agreement of sale, may be compensated based on the profitability of the Adviser and its affiliates.  Upon closing of the Transaction, in the second half of 2013 (subject to regulatory approvals), whereby Genworth will sell its wealth management business, including the Adviser and its affiliates, to a partnership of Aquiline Capital Partners LLC and Genstar Capital, LLC, each of Messrs. Sundt and Osborne will have an equity interest in an entity that directly or indirectly controls the Adviser and its affiliates, and may be compensated based upon their future profitability.

Harvest

For services as portfolio managers to the Fund, Messrs. Jolson, Destino, Fowler and Wiesbrock are each compensated through a combination of base salary, deferred compensation and discretionary bonus.

OMT

For services as portfolio managers to the Fund, Messrs. Henwood, Wilson and Sagara are each compensated through a combination of base salary, discretionary bonus and equity participation in the Sub-Adviser.

Visium

For services as a portfolio manager to the Fund, Mr. Kim is compensated through a combination of base salary, deferred compensation and a formulaic bonus.

Chilton

For services as a portfolio manager to the Fund, Mr. Chilton is compensated through a combination of base salary, formulaic bonus, deferred compensation and equity participation in the Sub-Adviser.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of March 31, 2013:

NAME OF PORTFOLIO MANGER	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Jon Sundt	$100,001 - $500,000
Matthew Osborne	$100,001 - $500,000
Allen Cheng	$10,001 - $50,000
Joseph A. Jolson	$ 0
Don Destino	$ 0
Jim Fowler	$ 0
Kelly Wiesbrock	$ 0
Thomas Henwood	$ 0
Josh Wilson	$ 0
Paul Sagara	$ 0
Robert Kim	$ 0
Richard L. Chilton, Jr.	$ 0

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the Co-Portfolio Managers who are employees of the Adviser or the portfolio managers or portfolio manager of a Sub-Adviser. The Adviser and Sub-Advisers are authorized by the Trustees to allocate the orders placed by them on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser or a Sub-Adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser or a Sub-Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser or a Sub-Adviser will take a series of factors, such as but not limited to the following, into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser or a Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser or a Sub-Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser or a Sub-Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. For the fiscal year ended March 31, 2013, the Fund paid brokerage commissions of $0.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period.  For the fiscal period ended March 31, 2013, the Fund’s portfolio turnover rate was 517%.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC ("GFS"), which has its principal office at 80 Arkay Drive, Suite 110 Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the "Agreement") with the Fund and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on June 22, 2011 and will remain in effect for two years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the administrative services rendered to the Fund by GFS, the Fund pays GFS a fee equal to the greater of $40,000 minimum or 0.10% on the first $100 million of net assets, 0.08% on the next $150 million of net assets, 0.06% on next $250 million of net assets, 0.04% on the next $500 million of net assets, 0.03% on the next $1 billion of net assets and 0.02% on net assets greater than $2 billion. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal period ended March 31, 2013 the Fund paid $65,477 for administrative fees.

GFS, also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Fund's custodian or Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the fund accounting services rendered to the Fund by the Agreement, the Fund pays GFS, during its first year of operations, an annual fee of $27,000 per fund portfolio, plus, after the first year, $6,000 for each additional share class above one; plus $6,000 for bond fund charges; plus 0.02% on net assets of $25 million to $100 million, 0.01% on net assets of $100 million to $500 million and 0.005% on net assets greater than $500 million. Discounts are based on service fee minimums only. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal period ended March 31, 2013 the Fund paid $37,987 for fund accounting fees.

GFS, also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the A greement, GFS is responsible for administering and performing transfer-agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

 For such services rendered to the Fund under the Agreement, during its first year of operations, the Fund pays GFS an annual fee equal to the greater of $15,000 per share class or $14 per open account and $2.00 per closed account. The Fund also pays GFS for any out-of-pocket expenses.  For the fiscal period ended March 31, 2013 the Fund paid $39,725 for transfer agency fees.

Custodian

JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, NY 10017 (the "Custodian") serves as the custodian of the Fund's assets pursuant to a custody agreement (the "Custody Agreement") by and between the Custodian and the Trust on behalf of the Fund. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser or a Sub-Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC ("NLCS"), 17605 Wright Street, Suite 2, Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.  NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act.  For the compliance services rendered to the Fund, the Fund pays NLCS a one-time fee of $2,500, plus an annual fee, based on Fund assets, ranging from $13,500 (net assets of $50 million or less) to $31,500 (net assets over $1 billion).  The Fund also pays NLCS for any out-of-pocket expenses.  For the fiscal period ended March 31, 2013, the Fund paid $6,860 for compliance service fees.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust's secretary serves as its Anti-Money Laundering Compliance Officer.

 Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "Net Asset Value," the net asset value ("NAV") of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, or deemed unreliable for a security, or if a security's value may have been materially affected by events occurring after the close of a securities market on which the security principally trades, but before a Fund calculates its NAV, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In this respect, the adviser participates in the valuation process by preparing the fair valuation for any such securities as per approved  procedures and pursuant to a fair value process developed in coordination with the Fund’s administrator and auditors, and in some cases certain service providers to the issuers of securities subject to the fair valuation. The adviser’s process is tested and subject to ongoing and periodic monitoring by the adviser and the Fund’s administrator.

In cases where a fair valuation of securities is applied, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. This fair value may also vary from valuations determined by other funds using their own fair valuation procedures. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund and the Adviser may use independent pricing services to assist in calculating the value of the Fund's securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

As a result of the Fund’s, Subsidiary’s or an Underlying Pool’s investment, if any, in foreign securities or other instruments denominated in currencies other than the U.S. dollar, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of these instruments denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day. Domestic fixed income and foreign fixed income securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations.  As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to ASC 820.  These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other Funds managed by the adviser (or sub-adviser) or other Funds and the method used to price the security in those Funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination.  The Board of Trustees meets at least quarterly to consider the valuations provided by fair value team and ratify valuations for the applicable securities. The Board of Trustees considers the reports provided by the fair value team, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the holidays upon which the New York Stock Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at net asset value per share (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next-determined net asset value per share plus sales charges, if any.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

 (a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned is not reasonably practicable or it is not reasonably practicable for the Fund to fairly to determine the value of net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

 In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Deferred Sales Charge – Class A and C Shares

A deferred sales charge of up to 1% may be applied to Class A shares redeemed or exchanged for Class C shares within 18 months of purchase if the initial sales charge has been waived and the Fund's Distributor has paid authorized broker-dealers a commission for selling Fund shares.  The deferred sales charge will equal the amount of the commissions paid on those shares redeemed.  A deferred sales charge of up to 1% may be applied to Class C shares redeemed or exchanges for Class I Shares within one year of purchase.

Redemption Fees

A redemption fee of 1% of the amount redeemed is assessed on shares that have been redeemed within 30 days of purchase.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

•

redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

•

certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

•

redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;

•

redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Fund's systematic withdrawal plan;

•

involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or

•

other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Fund's or the Adviser's Chief Compliance Officer.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses incurred after January 31, 2011 may now be carried forward indefinitely and retain the character of the original loss. Under pre-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer); and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and also are subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income); (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares; and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro-rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro-rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-in-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed-income zero-coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Ernst & Young LLP, located at 2001 Market Street, Suite 4000, Philadelphia, PA 19103, as its independent registered public accounting firm for the current fiscal year. The firm provides services including (i) audit of annual financial statements, and (ii) other audit-related tax services.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215 serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The audited financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Fund for the fiscal year ended March 31, 2013. You can obtain a copy of the Annual Report without charge by calling the Fund at 1-877-772-5838.

APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES

Summary of Each Sub-Adviser’s Proxy Voting Policies and Procedures

HARVEST (“HCS”) PROXY VOTING POLICY AND PROCEDURES

GENERAL POLICY

As an investment adviser, HCS must treat voting rights as to securities held in clients’ portfolios in a manner that is in those clients’ best interests (only separate account clients and the Funds – and not investors in those Funds – are considered HCS’s clients).

COMPLIANCE PROCEDURES

A. Procedure for Voting Proxies

As to any proxy solicitation relating to securities held in clients’ portfolios, the relevant portfolio manager will determine whether it is in the relevant clients’ best interests for HCS to exercise their voting rights. Our guidelines generally provide that proxies be voted in accordance with management recommendations. However, our portfolio managers have discretion to deviate from such guidelines. If the relevant portfolio manager determines that it is appropriate to exercise voting rights differently in a particular instance, the portfolio manager will make a determination as to how to vote that proxy. HCS may consider some of the following when making its voting decision.

i. Long Term Holdings. Where the purpose of holding a security relates to its growth or value over an extended period of time, voting proxies as to the security may further this purpose. HCS will evaluate on a case-by-case basis whether, under the circumstances, it is likely to be in clients’ best interest to exercise voting rights as to the security. HCS will consider a variety of factors, including its reasons for buying the security, the nature of the proxy proposals and the estimated time the clients will continue to hold the security.

ii. Examples of Limitations. Some circumstances in which HCS may refrain from voting include:

1. Short Term Trading Positions: HCS’s activities include, as a substantial part of its portfolio management activities, buying and selling on a short-term basis to take advantage of market opportunities without regard for (i) the potential for long-term appreciation or (ii) the development and maintenance of successful business strategies of corporate issuers. As to securities bought for these purposes, it will rarely be in clients’ best interests for HCS to devote significant resources to assessing issues presented for shareholder vote and to casting votes.

2. Limited Holding Period. There may be circumstances in which clients will hold a security for only a brief period following the issuer’s annual meeting, or in which clients will not hold the stock at the time that the actions as to which the proxy proposals relate take effect. In those cases, HCS likely would not vote proxies as to the security.

3. Limited Value: For reasons other than those specified above, HCS may conclude that a client’s economic interest in the proposal or the value of the portfolio holding is insignificant relative to the overall portfolio.

4. Unjustifiable Cost: HCS may determine that the cost of voting (including nonobjective costs) on a proxy proposal would likely exceed the value of any anticipated benefits of approving or defeating the proposal. As an extreme example, if a vote may only be cast in person at a meeting to be held in a foreign jurisdiction, the cost of casting any vote may far outweigh the benefit. Particularly for small positions, even significantly less extreme costs and required effort may outweigh the potential benefit of voting.

5. Impracticability: Particularly as to securities issued by companies in emerging market countries, the timing of receipt and/or the mechanics of voting may make it impracticable to vote.

6. Securities Lent: HCS will not have voting discretion if HCS has lent securities (which, therefore, have been transferred into the borrower’s name) and has not recalled those securities as of the record date or the vote date relating to the proxy proposals appurtenant to those securities. In these circumstances, the borrower (rather than HCS) will have discretion as to whether to vote the securities. In unusual circumstances, where a portfolio manager determines that a vote is of material economic interest to the client and that a vote can be rendered in a timely manner, HCS may recall the security in order to vote it.

7. Terminated Account: HCS may decline to exercise voting discretion in circumstances where HCS has received or delivered a notice of termination of its investment management agreement with a client, even if HCS retains trading authority for a transitional period.

8. Client Provides Voting Instructions: If a client has provided specific voting instructions in writing as to its proxies, HCS will vote the proxies accordingly, provided that doing so will not violate any other procedure herein.

9. Client Maintains Voting Authority: The client, rather than HCS, will vote proxies in circumstances where that client has specified in writing (either as part of an investment management agreement or in a separate instruction) that it will maintain the authority to vote proxies or that it has delegated the right to a third party.

iii. If HCS determines not to vote proxies in particular instances, it will maintain a record of the reasons for that decision.

B. Conflicts of Interest

We recognize that, in certain circumstances, we may face conflicts of interest in making decisions as to how proxies should be voted. These circumstances include proxy solicitations by issuers with whom we or its affiliates, including JMP Group (or any of its subsidiaries), or our individual portfolio managers, have material business relationships that are known to HCS.

Our Chief Compliance Officer generally monitors the potential for conflicts of interest with respect to proxy voting, particularly with respect to proxies: (i) for issuers in which we, our Funds or our Separately Managed Accounts are deemed to have “beneficial ownership” that exceeds 5% and that is reportable under Section 13 of the Exchange Act of 1934, as amended; and (ii) for issuers involved in transactions where JMP Group (or any of its subsidiaries) is known to be acting as a financial adviser or other financial intermediary, or to have other material business relationships.

If a conflict of interest with respect to a proxy vote is identified, we will not vote the proxy until it has been determined that the conflict of interest is not material, or we take appropriate steps to resolve the conflict of interest. Our Chief Compliance Officer will determine whether a conflict of interest is material. Materiality determinations will be based on an assessment of the particular facts and circumstances. If our Chief Compliance Officer determines that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:

•

Causing the proxies to be “echo voted” or “mirror voted” in the same proportion as the votes of other proxy holders;

•

Causing the proxies to be voted in accordance with the recommendations of an independent service provider that we may use to assist it in voting proxies;

•

Disclosing the conflict to the client and obtaining the client’s consent before voting; or

•

Such other method as is deemed appropriate under the circumstances, given the nature of the conflict

Our Chief Compliance Officer maintains a written record of the method used to resolve all material conflicts of interest arising with respect to proxy votes.

C. Materials Available to Clients

HCS’s proxy voting policy and procedures are described in its Form ADV. HCS and/or the relevant Funds have notified each client and each Fund investor that they will be provided, upon their written request and without charge, copies of this policy and procedures, together with information concerning HCS’s proxy votes on clients’ behalf.

D. Recordkeeping

HCS will maintain the following records (other than proxy statements on file with the SEC’s EDGAR system) in accordance with its Books and Records Retention Policy and Procedures:

i. Copies of HCS’s Proxy Voting Policy and Procedures and any amendments thereto.

ii. Proxy statements received regarding client securities.

iii. Records of votes cast on behalf of clients.

iv. Records of written client and investor requests for proxy voting information and HCS’s written responses to any such written or oral client or investor request.

v. Any documents HCS has prepared that were material to making a decision as to how to vote proxies or that memorialized the basis for that decision, including documents memorializing decisions not to vote proxies, or to vote contrary to the guidelines set forth in the Appendix.

OMT Capital Management, LLC

PROXY VOTING POLICY

As an investment adviser, OMT Capital Management, LLC (“OMT” or “we”) must treat voting rights as to securities held in its clients’ portfolios in a manner that is in its clients’ best interests (OMT generally considers the funds it manages to be its clients, not the investors in those funds). This Proxy Voting Policy describes OMT’s policy for doing so.

I. GENERAL POLICY

A. Long Term Holdings. Where the purpose of holding a stock relates to the stock’s growth or value over an extended period, voting proxies may further that purpose. As to those types of holdings, therefore, we will evaluate on a case-by-case basis whether, under the circumstances, it is likely to be in the clients’ best interest to exercise voting rights as to those securities. We will consider a variety of factors, including our reasons for buying the stock, the nature of the proxy proposals, and the estimated time the clients will continue to hold the stock. For example, there may be circumstances where we will hold a stock both at the record date for the issuer’s annual meeting and at the time of the meeting but where we will nonetheless not vote the proxies as to that stock on the basis that we expect that we will hold the stock for only a brief period following the meeting or, in any event, that we will not hold the stock at the time that the actions as to which the proxy proposals relate take effect.

B. Examples of Limitations. Some circumstances in which OMT may refrain from voting include:

1. Short Term Trading Positions: OMT’s activities may include, as an incidental part of our portfolio management activities, buying and selling on a short-term basis to take advantage of market opportunities without regard for the potential for long-term appreciation or the development and maintenance of successful business strategies of corporate issuers. As to securities bought for those purposes, it will rarely be in our clients’ best interests for us to devote significant resources to assessing issues presented for shareholder vote and casting votes.

2. Limited Value: where, for reasons other than those specified in clause I.B.1 , we conclude that the value of a client’s economic interest in the proposal or the value of the portfolio holding is insignificant relative to the overall portfolio;

3. Unjustifiable Cost: where we believe the cost of voting (including non-objective costs) on a proxy proposal would likely exceed the value of any anticipated benefits of the proposal ( As an extreme example, if a vote may only be cast in person at a meeting to be held in a foreign jurisdiction, the cost of casting any vote may far outweigh the benefit. Particularly for small positions, even significantly less extreme costs and required effort may outweigh the potential benefit of voting.);

4. Impracticability: particularly as to securities issued by companies in emerging market countries, the timing of receipt and/or the mechanics of voting may make it impracticable to vote;

5. Securities Lent: where we have lent securities (which, therefore, have been transferred into the borrower’s name), and we have not recalled those securities as of the record date or the vote date relating to the proxy proposals appurtenant to those securities (In these circumstances, the borrower (rather than OMT) will have discretion as to whether to vote the securities. In unusual circumstances, where a portfolio manager determines that a vote is of material economic interest to the client and that a vote can be rendered in a timely manner, we may recall the security so that we may vote it.);

6. Terminated Account: where we have received or delivered a notice of termination of our investment management agreement with the relevant client, even if trading authority continues for a transitional period; and

7. Client Maintains Voting Authority: where the relevant client has specified in writing (either as part of an investment management agreement or in a separate instruction) that it will maintain the authority to vote proxies or that it has delegated the right to a third party.

OMT’s designated Proxy Officer, and the relevant portfolio manager will be responsible for reviewing and (where applicable) voting shareholder proxies.

II. PROXY VOTING GUIDELINES

When we have determined that voting is relevant to the purposes of selecting and holding a long position, and is in the clients’ collective best interests, we will generally use the following Guidelines to determine how to vote. These Guidelines are merely guidelines: there may be circumstances in which we determine that our clients’ collective best interests would be served by voting contrary to the Guidelines.

Issue/Vote

1. Management or board entrenchment and anti-takeover measures: Oppose

a. Implementation of staggered board member terms.

b. Limitations on shareholders’ ability to call special meetings.

c. Implementation of supermajority voting requirements.

d. Large increases in authorized common or preferred shares, where management provides no explanation for their use or need.

e. Implementation of “fair price” provisions.

f. Implementation, augmentation, or extension of “poison pill”

shareholder rights plans.

g. Authorization of “greenmail.”

2. Creation of cumulative voting rights. Oppose

3. Action based on support for or furtherance of social issues (unless specific client guidelines supersede). Oppose

4. Election of directors recommended by management (except if there is a proxy fight). Approve

5. Confidential Voting. Approve

6. Limitations on directors’ liability. Approve

7. Elimination of preemptive rights. Approve

8. Implementation or enhancement of employee compensation and benefit plans (including stock option, stock purchase, 401(k), and other retirement plans). Approve

9. Grant of options and/or stock or other special benefits to management. Case-by-Case

10. Additional indemnification for directors and/or officers. Case-by-Case

11. Reincorporation in another state. Approve

12. Implementation of “golden parachutes”:

a. If plan appears necessary to attract and retain critical personnel. Approve

b. Otherwise. Oppose

13. Change in board composition and compensation:

a. Increase in the size of the board beyond 13 members. Oppose

b. Increase in the number of independent non-executive directors. Approve

c. Restrictions on directors’ tenure, such as a mandatory retirement age or limits on length of service or requirements that directors own a certain amount of a company’s stock. Oppose

d. Elimination of retirement benefits for non-employee directors or requirement that directors be paid partially or solely in stock. Oppose (absent unusual circumstances)

14. Routine matters: Approve

a. Approval of auditors (unless management seeks to replace them in the context of a dispute over policies).

b. Time and place of annual meeting.

c. Change of company name.

d. Ratification of directors on routine matters since last annual meeting.

e. Other matters as to which management or the Board is generally competent and in the best position to assess and decide.

15. Mergers and Acquisitions. Case-by-Case

III. CONFLICTS OF INTEREST

OMT is sensitive to conflicts of interest that may arise in the proxy decision making process. For example, conflicts may arise under the following circumstances:

•

Proxy votes regarding non-routine matters are solicited by a company that has (or whose retirement plans have) an institutional separate account relationship with OMT or a large investment in one of the funds we manage;

•

OMT has a material business relationship with a proponent of a proxy proposal, participants in a proxy contest, or directors or director candidates of a company; or

•

An OMT employee has a personal interest in the outcome of a particular proxy proposal (which might be the case if, for example, a member of an employee’s immediate family were a director or executive officer of the relevant company).

OMT will seek to resolve all conflicts in its clients’ collective best interest. Voting in accordance with the Guidelines described above will generally prevent any conflicts that may appear to exist from affecting our voting. However, if (i) a proposal is not covered by the Guidelines (as they may be revised from time to time) or (ii) a portfolio manager seeks to vote contrary to the Guidelines, the Proxy Officer will inquire whether OMT or the portfolio manager deciding how to vote has any interests that could be viewed as potentially conflicting with the interests of our clients. If there are any potential conflicts, the Proxy Officer will consult with other OMT senior management and, as appropriate, an independent consultant or outside counsel to determine what votes on those proposals would be in the collective best interest of our clients.

IV. RECORDKEEPING

As required by the Investment Advisers Act of 1940, OMT maintains the following records (other than proxy statements on file with the SEC’s EDGAR system, or proxy statements and records maintained by a third party) for five years:

•

copies of its proxy voting policies and procedures;

•

proxy statements received regarding client securities;

•

records of votes cast on behalf of clients;

•

records of written client requests for proxy voting information and written responses by the adviser to any such written or oral client request; and

•

any documents prepared by the adviser that were material to making a decision as to how to vote or that memorialized the basis for that decision.

V. OBTAINING OMT’S PROXY VOTING RECORDS

Clients as well as limited partners and shareholders of funds managed by OMT may obtain free of charge records detailing how OMT voted proxy issues on the funds’ behalf by submitting a written request to us at:

OMT Capital Management, LLC One Montgomery Street, Suite 3300 San Francisco, CA 94104 415-296-8100.

VISIUM PROXY VOTING PROCEDURES

I. INTRODUCTION

Visium has adopted proxy voting policies and procedures as required by Rule 206(4)-6 of the Investment Advisers Act of 1940.  These policies and procedures are effective as of September 5, 2012.

II. GLOSSARY OF TERMS

Non-Routine Proxy Proposals shall mean:

1)

Proxy proposals that are to be considered on a case-by-case basis,

2)

Proxy proposals that Visium generally abstains from voting on, and

3)

Proxy proposals that are not addressed by the Principles and Guidelines section of the Proxy Voting Policy and Procedures.

Proxy Manager shall be Denis Martinez, Operations Associate.

Proxy Committee shall be comprised of the following person(s):

1)

David Keily, Chief Compliance Officer

2)

Richard Gruber, Deputy Chief Compliance Officer

3)

Alan Greenbaum, Head of Operations

4)

Denis Martinez, Operations Associate

A quorum of the Proxy Committee shall be comprised of at least one member.

Routine Proxy Proposals shall mean proxy proposals that the Proxy Manager shall cast either yes or no votes in accordance with the Principles and Guidelines noted below.

III. PRINCIPLES AND GUIDELINES

A.

Principles

Visium’s primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation.  Visium will vote proxies in the best interests of its Advisory Clients and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below in accordance with the proxy voting guidelines developed by Institutional Shareholder Services (“ISS”). Because of special circumstances that may be associated with specific proxy issues, Visium's votes may differ from time to time from ISS’s guidelines.  Visium will also act, in its best judgment, on behalf of its Advisory Clients, on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

B.

Voting Guidelines

Investors may obtain a copy of ISS's 2013 U.S. Proxy Voting Concise Guidelines as well as ISS's 2013 U.S. Proxy Voting Summary Guidelines and voting guidelines for other jurisdictions online at http://www.issgovernance.com/policy/2013/policy_information.

Visium serves as investment adviser to certain investment companies.  These funds invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) to handle proxies received from Underlying Funds in a certain manner.  Notwithstanding the guidelines provided in these procedures, it is the policy of Visium to vote all proxies received from the Underlying Funds in the same proportion that all shares of the funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.

IV.

PROCEDURES

Portfolio Managers will generally vote the routine proxies in accordance with the principles and guidelines described in Visium’s Proxy Voting Policy.  Portfolio Managers will vote Non-Routine Proxy Proposals on a case-by-case basis. The vote and the rationale will be noted as documentation for the vote.

The process of voting proxies and the creation of books and records relating to votes are handled by ISS.  ISS maintains a proxy voting database which is accessible to Visium Operations and Compliance staff.

Should Visium receive any requests from Advisory Clients regarding proxy voting, Visium will maintain a record of the requests from the specific Advisory Clients, which will include:

•

Name of the Advisory Client

•

Date that the request was received

•

Whether the request was for a complete or partial record of proxy votes

•

The documents provided

•

Date that the information was sent to the client

A copy of the information sent to the Advisory Client will be retained in a chronological file, maintained by year.

CHILTON PROXY VOTING POLICIES AND PROCEDURES

I. Proxy Voting Responsibility

As a registered investment adviser exercising discretionary management authority over client accounts, Chilton Investment Company, LLC (“Chilton”) acknowledges its fiduciary obligation to vote proxies on  behalf of those client accounts that have delegated proxy voting authority to Chilton (“Clients”). Chilton will, in a prudent and diligent manner, vote proxies solely in the best interest of Clients, consistent with their investment objectives.

It should be noted that although the proxy voting process is well established in the United States, voting the proxies of foreign companies may involve a number of logistical problems that may prevent or interfere with Chilton’ ability to vote such proxies. The logistical problems include language barriers, untimely or inadequate notice of shareholder meetings, restrictions on a foreigner’s ability to exercise votes, and requirements to vote in person or through re-registration of shares out of "street name" that could impact liquidity. Such proxies are voted on a best-efforts basis given the above logistical problems.

II. Proxy Voting Committee

Chilton has established a Proxy Voting Committee (the “Proxy Voting Committee”). The Proxy Voting Committee is responsible for creating and implementing Chilton’s proxy voting policies and procedures for determining the manner in which proxies are voted on behalf of Client accounts and, in this regard, has expressly adopted the policies and procedures set forth herein. The organization, functions and responsibilities of the Proxy Voting Committee include the following:

1. The Proxy Voting Committee will consist of at least 3 members designated by Chilton’s management. A member of Chilton’s Legal and Compliance department will be a non-voting member of the Proxy Voting Committee and will serve as the Proxy Voting Committee’s secretary.

2. The Proxy Voting Committee may delegate its authority to a subcommittee or, as forth herein, to certain designees.

3. The Proxy Voting Committee has the authority to utilize the services of Institutional Shareholder Services, Inc. (“ISS”) or another outside service provider selected by the Proxy Voting Committee at its sole discretion, provided that the Proxy Voting Committee determines that the instructions given to such service provider are in the best interests of each Client.

4. The Proxy Voting Committee will have the authority to amend, as necessary, these proxy voting policies and procedures consistent with Chilton’s obligation to vote proxies in a prudent and diligent manner in the best interests of each Client.

5. The Proxy Voting Committee will meet periodically to review generally these proxy voting policies and procedures, to review voting recommendations made from time to time by ISS, and otherwise as needed, to address any outstanding or special proxy voting issues. The Proxy Voting Committee has the exclusive authority to oversee all proxy decisions delegated to Chilton by Clients. The Proxy Voting Committee may delegate to a member of Chilton’s Legal and Compliance department the responsibility to supervise, on a day-to-day basis, the proxy voting process and ISS’s implementation of voting instructions from Chilton.

6. The Proxy Voting Committee will timely advise ISS of any differences between Chilton’s most recent proxy voting policies and those of ISS, and will promptly cause to be communicated to ISS any special vote determinations made by, or authorized by, the Proxy Voting Committee.

7. The Proxy Voting Committee may, at any time, request the assistance of the Chilton’s Legal and Compliance department in connection with any matters before the Proxy Voting Committee. The Proxy Voting Committee may also request analyses and advice from investment professionals within Chilton and outside sources to the extent that the Proxy Voting Committee deems it appropriate.

8. The Proxy Voting Committee or its designees will document in writing all of its decisions and actions, which documentation will be maintained by the Proxy Voting Committee, or its designees, for a period of at least 6 years from the date of entry.

III. General Proxy Voting Policy and Guidelines

It is Chilton’s policy in voting proxies to consider and, where applicable, vote each proposal in accordance with the investment objectives of each Client. To assist Chilton in its proxy voting responsibilities, Chilton has retained the services of ISS as experts in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include the formulation of proxy voting guidelines on various corporate governance issues, and the provision of in-depth research, analysis and voting recommendations, as well as vote execution, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts.

To ensure that proxy votes are cast in the best interests of Clients as well as to ensure consistency in voting proxies on behalf of Clients and to help avoid conflicts of interests that might arise between Chilton and its Clients, Chilton has generally adopted ISS’s proxy voting guidelines which Chilton believes are in the best interests of its Clients. These guidelines, certain of which are described below, address a broad range of issues, including, among other things, board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues, and are meant to be general voting parameters on issues that arise most frequently. A complete listing of the proxy voting guidelines used by ISS and Chilton will be maintained, either electronically or physically, in the records of the Proxy Voting Committee and updated from time to time by the Legal and Compliance department.

In certain instances, Chilton may vote on a Client’s behalf on a proxy proposal in a manner other than by following the pre-determined general guidelines. ISS may, at times, advise Chilton that ISS is unable to make a vote recommendation with respect to a particular proxy matter. Also, because proxy proposals and individual company facts and circumstances may vary, Chilton may, in certain cases, if it believes that it would be in its Clients’ best interest to do so, determine to vote on a particular proxy matter in a manner that is contrary to the pre-determined general guidelines. Situations may also arise in which Chilton may cast different votes on behalf of two or more Chilton Client accounts that follow different investment strategies or objectives but that are invested in the same company.

In each of the foregoing instances, the Proxy Voting Committee will review and evaluate the proxy proposal first to assess whether a conflict of interest of interest exists between Chilton and any Client. In cases where the Proxy Voting Committee determines that no conflict of interest exists, the Proxy Voting Committee may designate a portfolio manager at Chilton to determine how to vote the proxy in the best interests of the Client, provided that the Proxy Voting Committee reasonably believes, based on such review as it considers appropriate, that the designated portfolio manager does not have a personal or other relationship that could present an actual or potential conflict of interest with the Client’s interests, and that he or she has not received any communication with respect to the proxy that would violate any Chilton written policy on information barriers. In cases where the Proxy Voting Committee determines that a conflict of interest does exist or potentially exists, the Proxy Voting Committee will determine how to vote the proxy in the best interests of the Client. In voting the proxy, the Proxy Voting Committee may determine whether the conflict of interest will be disclosed to the Client, whether the Client’s consent will be obtained prior to voting (if applicable), and whether guidance should be obtained from independent third parties.

The Proxy Voting Committee may also determine to abstain from voting if, based on factors such as expense or difficulty of exercise, it determines that a Client’s interests are better served by an abstention than by voting such proxies.

The following represents a guideline for each of the identified principal policy issues:

Routine Proposals

“Routine proposals” includes such issues as the approval of auditors and election of directors. Generally, these proposals will be voted with management. As a matter of policy, it is Chilton’s intention to hold corporate officers accountable for actions, either on the basis of specific actions taken as an individual, or as part of a committee, that conflict with the goal of maximizing shareholder value.

Non-Routine Proposals

“Non-routine proposals” includes issues that could have a long-term impact on the way a corporation handles certain matters. Examples of these proposals include: restructuring efforts, changes to the number of directors, name changes, mergers & acquisitions (or equivalent actions), changes in the issuance of common or preferred stock, stock options plans, etc. Again, these proposals will be analyzed with a goal of maximizing shareholder value. However, as a general rule, Chilton does not intend to substitute its judgment for that of management’s.

Corporate Governance Proposals

This category includes poison pills, golden parachutes, cumulative voting, classified boards, limitations of officer  and director liabilities, etc. Generally speaking, these are issues proposed by an entrenched management looking to maximize their own best interests at the expense of shareholders at large. These proposals will be analyzed with a goal of maximizing shareholder value and may generate negative responses from Chilton.

Social Issues Proposals

These proposals range from divestment from geographical or industrial representation to environmental or other matters, either internal or external. Chilton’s policy is that the merit of the social issues should not take precedence over financial ones. Chilton will consider voting for issues that have redeeming social merit that neither compromises the company’s competitive position within an industry, nor adversely impacts the goal of maximizing shareholder value.

Other Shareholder Proposals

These proposals, excluding those referenced above, usually deal with subjects such as compensation, employee hiring, and corporate governance issues. These proposals will be viewed in the light of voting in a manner that Chilton believes maximizes shareholder value.

IV. Administration

All proxy votes on behalf of Chilton’s Clients will be entered electronically into ISS’s ProxyMaster system.  A description of these policies and procedures will be provided to each investor (“Investor”) in the investment funds managed by Chilton (the “Funds”) by incorporation into Part 2 of Chilton’s Form ADV or by such other means as the Proxy Voting Committee may determine. The description will advise Investors that they may obtain a complete copy of these policies and procedures by contacting the Chief Compliance Officer in writing and requesting such information. Each Investor may also request in writing from the Chief Compliance Officer information concerning the manner in which proxy votes have been cast on behalf of such Investor’s Fund during the prior annual period with respect to portfolio securities held in such Fund’s account. Such information will be provided to the Investor in writing as soon as is practicable. These rules also apply to any Managed Account over which Chilton has contractual authority to manage the account’s investments and which includes authority to vote proxies on behalf of the Managed Account.

Chilton will retain the following books and records relating to its proxy voting activities on behalf of Client accounts in accordance with the requirements of Rule 204-2(c)(2) under the Advisers Act:

1. A copy of these proxy voting policies and procedures and of the descriptions hereof provided to Investors or owners of Managed Accounts.

2. A copy of each proxy statement received by Chilton regarding Client securities unless a copy thereof is maintained by ISS on Chilton’s behalf or available on the SEC’s EDGAR system.

3. A record of each vote cast by Chilton on behalf of a Client unless such record is maintained by ISS on Chilton’s behalf.

4. A copy of any document created by Chilton that was material to Chilton’s decision how to vote proxies on behalf of a Client or that memorializes the basis for that decision.

5. A copy of each written Investor request to Chilton for information on how Chilton voted proxies on behalf of that Investor’s Fund, and a copy of any written response by Chilton to any written or oral Investor request for information on how Chilton voted proxies on behalf of that Investor’s Fund. This procedure also applies to any Managed Account.

To the extent that Chilton relies on the record keeping services of ISS for purposes of items 2 and 3 above, Chilton will obtain an undertaking from ISS to provide such information promptly upon Chilton’s request.

The foregoing books and records will be maintained by Chilton, or its designee, for a period of six years from the date of entry.

The procedures set forth herein apply to the voting of proxies relating to publicly-traded securities held by Chilton’s Clients. Chilton will generally administer the proxy voting for shares of privately-traded securities, or shares held in Chilton proprietary accounts, without using ISS.

x

www.altegrismutualfunds.com

 Northern Lights Fund Trust

PART C

OTHER INFORMATION

ITEM 28.

EXHIBITS.

(a)(1)

Agreement and Declaration of Trust dated January 19, 2005, as amended December 14, 2009 previously filed on March 24, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 133, and hereby incorporated by reference.

(a)(2)

Certificate of Trust as filed with the State of Delaware on January 19, 2005. Previously filed on February 18, 2005 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

(b)

By-Laws, effective as of January 19, 2005, as amended December 14, 2009, previously filed on March 24, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 133, and hereby incorporated by reference

(c)

Instruments Defining Rights of Security Holders. See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.

(d)(1)

Investment Advisory Agreement between the Registrant, with respect to the Adaptive Allocation Fund (previously known as Critical Math Fund), and Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.

(d)(2)

Investment Advisory Agreement between the Registrant, with respect to The Biondo Growth Fund, and Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.

(d)(3)

Investment Advisory Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to the Arrow DWA Balanced Fund and Arrow DWA Tactical Fund, previously filed on June 2, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 45, and hereby incorporated by reference. Updated Investment Advisory Agreement to include Arrow DWA Systematic RS Fund to be filed by amendment.

(d)(4)

Sub-Advisory Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., with respect to Arrow DWA Balanced Fund, is incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007.

(d)(5)

Investment Advisory Agreement between the Registrant, with respect to the Autopilot Managed Growth Fund, and Rhoads Lucca Capital Partners, LP, previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(d)(6)

Investment Advisory Agreement between the Registrant, with respect to the Changing Parameters Fund, and Changing Parameters, LLC, previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(d)(7)

Investment Advisory Agreement between the Registrant, with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund, and The Pacific Financial Group, Inc., previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(d)(8)

Investment Advisory Agreement between the Registrant, with respect to Gratio Values Fund, and Sherwood Advisors, LLC (D.B.A. Gratio Capital) previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109, and hereby incorporated by reference.

(d)(9)

Investment Advisory Agreement between the Registrant, with respect to Arrow Alternative Solutions Fund, and Arrow Investment Advisors, LLC, previously filed on July 31, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 27, and hereby incorporated by reference.

(d)(10)

Investment Advisory Agreement between the Registrant, with respect to Sierra Core Retirement Fund and Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.

(d)(11)

Investment Advisory Agreement between the Registrant and Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company), with respect to Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund), Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund (formerly known as Wayne Hummer Small Cap Core Fund) previously filed on November 28, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 72, and hereby incorporated by reference.

(d)(12)

Investment Sub-Advisory Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., with respect to Arrow DWA Tactical Fund, previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(d)(13)

Interim Investment Advisory Agreement between the Registrant, with respect to EAS Crow Point Alternatives Fund and Crow Point Partners, LLC, previously filed on March 7, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 469, and hereby incorporated by reference.

(d)(14)

Investment Advisory Agreement between the Registrant, with respect to KCM Macro Trends Fund and Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(d)(15)

Investment Advisory Agreement between the Registrant, with respect to EM Capital India Gateway Fund and EM Capital Management, LLC, previously filed on September 8, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 61, and hereby incorporated by reference.

(d)(16)

Investment Advisory Agreement between the Registrant, with respect to the MutualHedge Event Driven Legends Fund and MutualHedge Long-Short Legends Fund, and Equinox Fund Management, LLC, previously filed on October 10, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 65, and hereby incorporated by reference.

(d)(17)

Investment Advisory Agreement between the Registrant, with respect to the Generations Multi-Strategy Fund and Three G Financial, LLC, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(d)(18)

Investment Advisory Agreement between the Registrant, with respect to the Wade Tactical L/S Fund and Wade Financial Group, previously filed on November 28, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 436, and hereby incorporated by reference.

(d)(19)

Form of Investment Advisory Agreement between SouthernSun Asset Management, Inc. and the Registrant, on behalf of SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund, previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 285, and hereby incorporated by reference.

(d)(20)

Investment Advisory Agreement between the Registrant, with respect to the Toews Hedged Emerging Markets Fund and Toews Corporation previously filed on May 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 87, and hereby incorporated by reference.

(d)(21)

Investment Advisory Agreement between the Registrant, with respect to the Leader Short Term Bond Fund and Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(d)(22)	Investment Sub-Advisory Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., with respect to Arrow DWA Systematic RS Fund to be filed by amendment.
(d)(23)

Investment Advisory Agreement between the Registrant, with respect to the CMG Absolute Return Strategies Fund and CMG Capital Management Group, Inc., previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference. Form of Investment Advisory Agreement between the Registrant, with respect to the CMG SR Tactical Bond Fund and CMG Capital Management Group, Inc. as last updated on June 17, 2013 previously filed on June 17, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 496, and hereby incorporated by reference.

(d)(24)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Anchor Capital Management Group, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(25)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Traub Capital Management, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(26)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Heritage Capital, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(27)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Scotia Partners, Ltd., with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(28)

Investment Advisory Agreement between the Registrant, with respect to the Incline Capital Smart Switch Fund and Incline Asset Management, LLC previously filed on January 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 121, and hereby incorporated by reference.

(d)(29)

Investment Advisory Agreement between the Registrant, with respect to The Currency Strategies Fund and Sarasota Capital Partners, LLC previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(d)(30)

Investment Advisory Agreement between Bull Path Capital Management LLC and the Registrant, with respect to The Long-Short Fund and Bull Path Mid-Cap Growth Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(d)(31)

Investment Advisory Agreement between Summit Portfolio Advisors, LLC and the Registrant, with respect to The Collar Fund previously filed on May 11, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 85, and hereby incorporated by reference.

(d)(32)

Investment Advisory Agreement between Montebello Partners, LLC and the Registrant, with respect to the GMG Defensive Beta Fund previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(d)(33)

Investment Advisory Agreement between Chariot Advisors, LLC and the Registrant, with respect to the Chariot Absolute Return Currency Fund previously filed on July 10, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 93, and hereby incorporated by reference.

(d)(34)

Investment Sub-Advisory Agreement between Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company, LLC) and Advanced Investment Partners, LLC, with respect to Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund) previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(d)(35)

Investment Advisory Agreement between BTS Asset Management, Inc. and the Registrant, with respect to the BTS Bond Asset Allocation Fund previously filed on July 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 94, and hereby incorporated by reference.

(d)(36)

Investment Advisory Agreement between Astor Asset Management, LLC and the Registrant, with respect to the Astor Long/Short Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(d)(37)

Investment Advisory Agreement between Rady Asset Management, LLC and the Registrant, with respect to the Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund (formerly known as Rady Opportunistic Fund and Rady Contrarian Fund) previously filed on September 25, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 106, and hereby incorporated by reference.

(d)(38)

Investment Advisory Agreement between Lacerte Capital Advisors, LLC and the Registrant, with respect to The Guardian Fund previously filed on September 25, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 106, and hereby incorporated by reference.

(d)(39)

Investment Advisory Agreement between Equinox Fund Management, LLC and the Registrant, with respect to MutualHedge Frontier Legends Fund previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(d)(40)

Interim Investment Advisory Agreement between Winans International Investment Management, Inc. and the Registrant, with respect to Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(d)(41)

Investment Advisory Agreement between WI Mutual Funds, LLC and the Registrant, with respect to Winans Long/Short Fund previously filed on November 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 113, and hereby incorporated by reference.

(d)(42)

Investment Sub-Advisory Agreement between WI Mutual Funds, LLC and Winans International, Inc., with respect to Winans Long/Short Fund previously filed on November 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 113, and hereby incorporated by reference.

(d)(43)

Investment Advisory Agreement between Investment Partners Asset Management, Inc. and the Registrant, with respect to Investment Partners Opportunities Fund previously filed on October 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 111, and hereby incorporated by reference.

(d)(44)

Sub-Advisory Agreement between the Registrant, with respect to the Generations Multi-Strategy Fund and FocusPoint Solutions, Inc. previously filed on January 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 121, and hereby incorporated by reference.

(d)(45)

Investment Advisory Agreement between Biondo Investment Advisors, LLC and the Registrant, with respect to The Biondo Focus Fund previously filed on January 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 121, and hereby incorporated by reference.

(d)(46)

Investment Advisory Agreement between Toews Corporation and the Registrant, with respect to Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund and Toews Hedged Small & Mid Cap Fund previously filed on June 4, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 156, and hereby incorporated by reference.

(d)(47)

Investment Advisory Agreement between Strategic Investing Funds, LLC and the Registrant, with respect to the Strategic Investing Long/Short Fund previously filed on January 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference.

(d)(48)

Investment Advisory Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to Arrow Managed Futures Trend Fund previously filed on April 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 146, and hereby incorporated by reference.

(d)(49)

Investment Advisory Agreement between Capstone Investment Financial Group, Inc. and the Registrant, with respect to CIFG MaxBalancedSM Fund previously filed on March 24, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 133, and hereby incorporated by reference

(d)(50)

Sub-Advisory Agreement between Capstone Investment Financial Group, Inc and Dunn Warren Investment Advisors, LLC, with respect to the CIFG MaxBalancedSM Fund previously filed on March 24, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 133, and hereby incorporated by reference

(d)(51)

Investment Advisory Agreement between Mount Yale Asset Management, LLC and the Registrant, with respect to Princeton Futures Strategy Fund previously filed on July 8, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 164, and hereby incorporated by reference.

(d)(52)

Sub-Advisory Agreement between Mount Yale Asset Management, LLC and 6800 Capital, LLC, with respect to the Princeton Futures Strategy Fund previously filed on June 15, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 161, and hereby incorporated by reference

(d)(53)

Sub-Advisory Agreement between Mount Yale Asset Management, LLC and Congress Asset Management Company, LLP, with respect to the Princeton Futures Strategy Fund previously filed on June 15, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 161, and hereby incorporated by reference.

(d)(54)

Investment Advisory Agreement between Chadwick & D’Amato, LLC and the Registrant, with respect to Chadwick & D’Amato Fund previously filed on June 10, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 157, and hereby incorporated by reference.

(d)(55)

Investment Advisory Agreement between 13D Management, LLC and the Registrant, with respect to 13D Activist Fund previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 345, and hereby incorporated by reference.

(d)(56)

Investment Advisory Agreement between Capstone Investment Financial Group, Inc. and the Registrant, with respect to CIFG MaxOppSM Fund previously filed on July 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 165, and hereby incorporated by reference.

(d)(57)

Sub-Advisory Agreement between Capstone Investment Financial Group, Inc and Dunn Warren Investment Advisors, LLC, with respect to the CIFG MaxOppSM Fund previously filed on July 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 167, and hereby incorporated by reference.

(d)(58)

Investment Advisory Agreement between Leader Capital Corp. and the Registrant, with respect to Leader Total Return Fund previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(d)(59)

Investment Advisory Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Managed Futures Strategy Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(d)(60)

Investment Sub-Advisory Agreement between Altegris Advisors, LLC and Rodney Square Management Corporation, with respect to Altegris Managed Futures Strategy Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference

(d)(61)

Investment Advisory Agreement between W.E. Donoghue & Co., Inc. and the Registrant, with respect to Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(d)(62)

Investment Advisory Agreement between Portfolio Strategies, Inc. and the Registrant, with respect to PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(d)(63)

Investment Advisory Agreement between RAM Capital Management, LLC and the Registrant, with respect to RAM Risk-Managed Growth Fund previously filed on July 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 166, and hereby incorporated by reference

(d)(64)

Investment Advisory Agreement between Gratio Capital, Inc. and the Registrant, with respect to GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund previously filed on July 8, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 164, and hereby incorporated by reference.

(d)(65)

Investment Advisory Agreement between Bishop Asset Management, LLC and the Registrant, with respect to Bishop Volatility Flex Fund is previously filed on October 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 180, and hereby incorporated by reference.

(d)(66)

Investment Advisory Agreement between CWC Advisors, LLC and the Registrant, with respect to CWC Small Cap Aggressive Value Fund previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.

(d)(67)

Investment Advisory Agreement between Traub Capital Management, LLC and the Registrant, with respect to The FX Strategy Fund previously filed on January 20, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 201, and hereby incorporated by reference.

(d)(68)

Investment Advisory Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to Arrow Commodity Strategy Fund was previously filed on June 10, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 272, and hereby incorporated by reference.

(d)(69)

Investment Advisory Agreement between BBW Capital Advisors and the Registrant, with respect to TransWestern Institutional Short Duration Government Bond Fund previously filed on December 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 187, and hereby incorporated by reference.

(d)(70)

Investment Sub-Advisory Agreement between BBW Capital Advisors and Loomis, Sayles & Company, L.P., with respect to TransWestern Institutional Short Duration Government Bond Fund previously filed on December 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 187, and hereby incorporated by reference.

(d)(71)

Investment Advisory Agreement between 7Twelve Advisors, LLC, and the Registrant, with respect to 7Twelve Balanced Fund previously filed on February 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(d)(72)

Investment Advisory Agreement between Bandon Capital Management, LLC, and the Registrant, with respect to Bandon Isolated Alpha Fixed Income Fund previously filed on December 3, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 189, and hereby incorporated by reference.

(d)(73)

Sub-Advisory Agreement between Bandon Capital Management, LLC and Dix Hills Partners, LLC, with respect to the Bandon Isolated Alpha Fixed Income Fund previously filed on December 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 193, and hereby incorporated by reference.

(d)(74)

Sub-Advisory Agreement between Bandon Capital Management, LLC and Logan Circle Partners, L.P. with respect to the Bandon Isolated Alpha Fixed Income Fund previously filed on December 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 193, and hereby incorporated by reference.

(d)(75)

Investment Advisory Agreement between Beech Hill Advisors, Inc., and the Registrant, with respect to Beech Hill Total Return Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 196, and hereby incorporated by reference.

(d)(76)

Investment Advisory Agreement between Clark Capital Management Group, Inc., and the Registrant, with respect to Navigator Equity Hedged Fund previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.

(d)(77)

Investment Advisory Agreement between Tatro Capital, LLC, and the Registrant, with respect to Tatro Capital Tactical Appreciation Fund previously filed on February 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(d)(78)

Investment Advisory Agreement between Knollwood Investment Advisors, LLC, and the Registrant, with respect to Grant Park Managed Futures Strategy Fund previously filed on March 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 226, and hereby incorporated by reference. Transfer and Assumption Agreement between Knollwood Investment Advisors, LLC, and Dearborn Capital Management, L.L.C., with respect to the Investment Advisory Agreement specific as to the Grant Park Managed Futures Strategy Fund previously filed on May 31, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 491, and hereby incorporated by reference.

(d)(79)

Investment Advisory Agreement between GPS Capital Management, LLC, and the Registrant, with respect to GPS Multiple Strategy Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(d)(80)

Investment Advisory Agreement between Risk Paradigm Group, LLC, and the Registrant, with respect to Diversified Risk Parity Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(d)(81)

Investment Advisory Agreement between Genesis Capital LLC, and the Registrant, with respect to SCA Absolute Return Fund and SCA Directional Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(d)(82)

Form of Investment Advisory Agreement between Avant Capital Management, LLC, and the Registrant, with respect to Avant Gold Bullion Strategy Fund previously filed on November 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 327, and hereby incorporated by reference.

(d)(83)	Sub-Advisory Agreement between Emerald Asset Advisors, LLC and CWM, LLC with respect to the EAS Funds to be filed by amendment.
(d)(84)

Form of Investment Advisory Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Macro Strategy Fund previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.

(d)(85)

Investment Advisory Agreement between Zeo Capital Advisors, LLC and the Registrant, with respect to Zeo Strategic Income Fund previously filed on May 27, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 261, and hereby incorporated by reference.

(d)(86)

Investment Advisory Agreement between Giralda Advisors, LLC. and the Registrant, with respect to The Giralda Fund previously filed on May 4, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 245, and hereby incorporated by reference.

(d)(87)

Form of Investment Advisory Agreement between Van Hulzen Asset Management, LLC and the Registrant, with respect to Iron Horse Fund previously filed on May 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 249, and hereby incorporated by reference.

(d)(88)

Investment Advisory Agreement between Mosaic Capital Management, LLC and the Registrant, with respect to Mosaic Managed Futures Strategy Fund previously filed on June 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 264, and hereby incorporated by reference.

(d)(89)

Form of Investment Advisory Agreement between Fusion Investment Group, LLC and the Registrant, with respect to Global Fusion Tactical Equity Fund and Global Fusion Long/Short Fund filed on May 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 255, and hereby incorporated by reference.

(d)(90)

Form of Investment Advisory Agreement between Astor Asset Management, LLC and the Registrant, with respect to Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund previously filed on May 24, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 256, and hereby incorporated by reference.

(d)(91)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and American Independence Financial Services, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.

(d)(92)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Howard Capital Management, Inc. with respect to CMG Absolute Return Strategies Fund previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.

(d)(93)

Form of Investment Advisory Agreement between Altrius Institutional Asset Management, LLC and the Registrant, with respect to Altrius Small Cap Value Fund previously filed on June 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 273, and hereby incorporated by reference.

(d)(94)

Form of Investment Advisory Agreement between Ascendant Advisors, LLC and the Registrant, with respect to Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant Natural Resources Master Fund, Ascendant MultiCap Equity Fund and Patriot Fund previously filed on March 19, 2012 to the Registrant’s Registration Statement in Amendment No. 366, and hereby incorporated by reference.

(d)(95)

Investment Advisory Agreement between Winch Advisory Services, LLC and the Registrant, with respect to Ginkgo Multi-Strategy Fund previously filed on July 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 282, and hereby incorporated by reference.

(d)(96)

Form of Investment Advisory Agreement between Absolute Private Wealth Management LLC and the Registrant, with respect to Quantitative Managed Futures Strategy Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 284, and hereby incorporated by reference.

(d)(97)

Form of Investment Sub-Advisory Agreement between Absolute Private Wealth Management LLC and Horizon Cash Management LLC, with respect to Quantitative Managed Futures Strategy Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 284, and hereby incorporated by reference.

(d)(98)

Form of Investment Advisory Agreement between Peregrine Capital Advisors, Inc. and the Registrant, with respect to Peregrine Gold Silver Alpha Strategy Fund previously filed on August 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(d)(99)

Investment Advisory Agreement between Triex Financial Services, Inc. and the Registrant, with respect to Triex Long/Short Fund previously filed on July 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 289, and hereby incorporated by reference.

(d)(100)	Investment Advisory Agreement between Toews Corporation and the Registrant, with respect to Toews Hedged Commodities Fund to be filed by amendment.
(d)(101)

Form of Investment Advisory Agreement between Avant Capital Management, LLC and the Registrant, with respect to Avant Gold Coin Strategy Fund previously filed on October 18, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 317, and hereby incorporated by reference.

(d)(102)

Investment Advisory Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Futures Evolution Strategy Fund previously filed on October 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 318, and hereby incorporated by reference.

(d)(103)

Investment Sub-Advisory Agreement between Altegris Advisors, LLC and Doubleline Capital LP, with respect to Altegris Futures Evolution Strategy Fund previously filed on October 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 318, and hereby incorporated by reference.

(d)(104)

Investment Advisory Agreement between Risk Paradigm Group, LLC and the Registrant, with respect to RPG Emerging Market Premium Sector Rotation Fund previously filed on November 28, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 341, and hereby incorporated by reference.

(d)(105)

Form of Investment Sub-Advisory Agreement between Risk Paradigm Group, LLC and F-Squared Institutional Advisors, LLC, with respect to RPG Emerging Market Premium Sector Rotation Fund previously filed on November 28, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 341, and hereby incorporated by reference.

(d)(106)

Interim Investment Advisory Agreement between Preservation Trust Advisors, LLC and the Registrant, with respect to The Long-Short Fund previously filed on September 2, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 304, and hereby incorporated by reference.

(d)(107)

Form of Investment Advisory Agreement between Rady Asset Management, LLC and the Registrant, with respect to the Rady Monthly High Income Fund, Rady Bear Fund, Rady Commodity Equity Fund, Rady Small Cap Value Fund, Rady Growth and Income Fund, Rady Tactical Long/Short Fund and Rady Multi-Strategy Alternative Fund previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 344, and hereby incorporated by reference.

(d)(108)

Investment Advisory Agreement between Ascendant Advisors, LLC and the Registrant, with respect to the Patriot Fund previously filed on January 9, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 346, and hereby incorporated by reference.

(d)(109)

Investment Advisory Agreement between Preservation Trust Advisors, LLC and the Registrant, with respect to the PTA Comprehensive Alternatives Fund previously filed on November 25, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 336, and hereby incorporated by reference.

(d)(110)

Investment Advisory Agreement between CMG Capital Management Group, Inc. and the Registrant, with respect to the CMG Tactical Equity Strategy Fund previously filed on March 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 363, and hereby incorporated by reference.

(d)(111)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Scotia Partners, LLC, with respect to the CMG Tactical Equity Strategy Fund previously filed on March 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 363, and hereby incorporated by reference.

(d)(112)

Form of Investment Advisory Agreement between Altegris Advisors, L.L.C. and the Registrant, with respect to Altegris Equity Long Short Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 368, and hereby incorporated by reference.

(d)(113)

Form of Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and Harvest Capital Strategies, LLC, with respect to the Altegris Equity Long Short Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 368, and hereby incorporated by reference.

(d)(114)

Form of Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and OMT Capital Management LLC, with respect to the Altegris Equity Long Short Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 369, and hereby incorporated by reference.

(d)(115)

Investment Advisory Agreement between Wright Fund Management, LLC and the Registrant, with respect to the Sierra Strategic Income Fund previously filed on December 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 343, and hereby incorporated by reference.

(d)(116)

Form of Investment Advisory Agreement between Princeton Fund Advisors, LLC, Eagle Global Advisors, LLC and the Registrant, with respect to the Eagle MLP Strategy Fund previously filed on June 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 386, and hereby incorporated by reference.

(d)(117)

Form of Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and Visium Asset Management LP, with respect to the Altegris Equity Long Short Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 369, and hereby incorporated by reference.

(d)(118)

Form of Investment Advisory Agreement between Princeton Fund Advisors, LLC and the Registrant, with respect to the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(d)(119)

Form of Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Sandalwood Securities, Inc., with respect to the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(d)(120)

Form of Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Deer Park Road Corporation, with respect to the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(d)(121)

Form of Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Acuity Capital Management, LLC, with respect to the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(d)(122)

Form of Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and MidOcean Credit Fund Management, L.P., with respect to the Sandalwood Opportunity previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(d)(123)

Form of Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Whippoorwill Associates, Inc., with respect to the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(d)(124)

Form of Investment Advisory Agreement between Altegris Advisors, L.L.C. and the Registrant, with respect to Altegris Fixed Income Long Short Fund previously filed on December 18, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 445, and hereby incorporated by reference.

(d)(125)

Form of Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and RockView Management, LLC, with respect to the Altegris Fixed Income Long Short Fund previously filed on December 18, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 445, and hereby incorporated by reference..

(d)(126)

Form of Investment Advisory Agreement between The Pacific Financial Group, Inc. and the Registrant, with respect to the Pacific Financial Alternative Strategies Fund, Pacific Financial Flexible Growth & Income Fund, Pacific Financial Balanced Fund, Pacific Financial Foundational Asset Allocation Fund, Pacific Financial Faith & Values Based Moderate Fund, Pacific Financial Faith & Values Based Conservative Fund and Pacific Financial Faith & Values Based Aggressive Fund previously filed on December 31, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 447, and hereby incorporated by reference...

(d)(127)

Form of Investment Advisory Agreement between Altegris Advisors, LLC and the Registrant, with respect to the Altegris Multi-Strategy Alternative Fund previously filed on February 20, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 462, and hereby incorporated by reference.

(d)(128)

Investment Advisory Agreement between BTS Asset Management, Inc. and the Registrant, with respect to the BTS Diversified Income Fund previously filed on February 12, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 459, and hereby incorporated by reference.

(d)(129)

Investment Advisory Agreement between CMG Capital Management Group, Inc. and the Registrant, with respect to the CMG Global Equity Fund previously filed on May 30, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 488, and hereby incorporated by reference..

(d)(130)

Form of Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Alpha Simplex Group, LLC, with respect to the CMG Global Equity Fund previously filed on May 1, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 485, and hereby incorporated by reference..

(d)(131)	Investment Advisory Agreement between BTS Asset Management, Inc. and the Registrant, with respect to the BTS Tactical Fixed Income Fund to be filed by amendment.
(d)(132)

Assignment and Consent between the Registrant, Emerald Asset Advisors, LLC and Crow Point Partners, LLC previously filed on March 7, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 469, and hereby incorporated by reference.

(d)(133)

Form of Investment Advisory Agreement between Toews Corporation and the Registrant, with respect to the Toews Unconstrained Income Fund previously filed on June 26, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 501, and hereby incorporated by reference.

(d)(134)	Investment Advisory Agreement between CMG Capital Management Group, Inc. and the Registrant, with respect to the CMG Managed High Yield Fund to be filed by amendment.
(d)(135)

Advisory Fee Waiver between Traub Capital Management, LLC. and the Registrant, with respect to The FX Strategy Fund previously filed on April 30, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 480, and hereby incorporated by reference.

(d)(136)

Investment Advisory Agreement between Giralda Advisors, LLC and the Registrant, with respect to The Giralda Fund previously filed on May 30, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 488, and hereby incorporated by reference..

(d)(137)	Investment Advisory Agreement between Clark Capital Management Group, Inc. and the Registrant, with respect to Navigator Duration Neutral Municipal Bond Fund to be filed by amendment.
(d)(138)

Investment Sub-Advisory Agreement between Clark Capital Management Group, Inc. and Main Point Advisers, LLC, with respect to the Navigator Duration Neutral Municipal Bond Fund to be filed by amendment.

(d)(139)	Investment Advisory Agreement between Probabilities Fund Management, LLC and the Registrant, with respect to the Probabilities Fund to be filed by amendment.
(e)(1)

Underwriting Agreement between the Registrant and Northern Lights Distributors LLC, previously filed on March 15, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 471, and hereby incorporated by reference.

(e)(2)

Underwriting Agreement between the Registrant and Foreside Distribution Services, LP with respect to The Leader Short-Term Bond Fund, previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(f)	Bonus or Profit Sharing Contracts - NONE
(g)(1)

Custody Agreement between the Registrant and The Bank of New York Mellon, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(g)(2)

Custody Agreement between the Registrant and the First National Bank of Omaha is hereby incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007.

(g)(3)

Custody Agreement between the Registrant and Union Bank, N.A., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(g)(4)

Custody Agreement between the Registrant and Fifth Third Bank, previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(g)(5)

Custody Agreement between the Registrant and JPMorgan Chase Bank, N.A. previously filed on August 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 302, and hereby incorporated by reference.

(h)(1)

Fund Accounting Service Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(h)(2)

Administration Service Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(h)(3)

Transfer Agency Service Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(h)(4)

Expense Limitation Agreement between the Registrant, with respect to the Adaptive Allocation Fund (previously known as Critical Math Fund), and Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.

(h)(5)

Expense Limitation Agreement between the Registrant, with respect to The Biondo Growth Fund, and Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.

(h)(6)

Expense Limitation Agreement between the Registrant, with respect to the Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) and Capital Group, Inc. (D.B.A. Biltmore Investment Group), previously filed on May 31, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 13, and hereby incorporated by reference.

(h)(7)

Expense Limitation Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to Arrow DWA Balanced Fund, Arrow DWA Tactical Fund and Arrow Alternative Solutions Fund, previously filed on May 30, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 45, and hereby incorporated by reference. Updated Expense Limitation Agreement to include Arrow DWA Systematic RS Fund previously filed on January 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference. Updated Expense Limitation Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to Arrow Commodity Strategy Fund previously filed on October 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 314 and hereby incorporated by reference.

(h)(8)

Expense Limitation Agreement between the Registrant, with respect to the Autopilot Managed Growth Fund, and Rhoads Lucca Capital Partners, LP previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(h)(9)

Expense Limitation Agreement between the Registrant, with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund, and The Pacific Financial Group, Inc. previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(h)(10)

Expense Limitation Agreement between the Registrant, with respect to The Gratio Values Fund, and Sherwood Advisors, LLC (D.B.A. Gratio Capital) previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109, and hereby incorporated by reference.

(h)(11)

Expense Limitation Agreement between the Registrant, with respect to Sierra Core Retirement Fund and Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.  Form of revised Expense Limitation Agreement between the Registrant, with respect to Sierra Core Retirement Fund and Wright Fund Management, LLC previously filed on June 1, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 380, and hereby incorporated by reference.

(h)(12)

Custody Administration Agreement between Registrant and the Administrator, with respect to certain Funds of the Trust that use First National Bank of Omaha as Custodian, is hereby incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007.

(h)(13)

Expense Limitation Agreement between the Registrant and Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company), with respect to Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund), Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund (formerly known as Wayne Hummer Small Cap Core Fund)  previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(h)(14)

Advisory Fee Waiver Agreement between the Registrant and Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company), with respect to Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund) was previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(h)(15)

Amendment to Expense Limitation Agreement between the Registrant, with respect EAS Crow Point Alternatives Fund and Emerald Asset Advisors, LLC, previously filed on March 7, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 469, and hereby incorporated by reference.

(h)(16)

Expense Limitation Agreement between the Registrant, with respect to KCM Macro Trends Fund and Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(h)(17)

Expense Limitation Agreement between the Registrant, with respect to EM Capital India Gateway Fund and EM Capital Management, LLC, previously filed on September 8, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 61, and hereby incorporated by reference.

(h)(18)

Expense Limitation Agreement between the Registrant, with respect to the MutualHedge Funds and Equinox Fund Management, LLC, previously filed on October 10, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 65, and hereby incorporated by reference.

(h)(19)

Expense Limitation Agreement between the Registrant, with respect to the Generations Multi-Strategy Fund and Three G Financial, LLC, previously filed on December 4, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(h)(20)

Expense Limitation Agreement between the Registrant, with respect to the Wade Tactical L/S Fund and Wade Financial Group previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(h)(21)

Expense Limitation Agreement between SouthernSun Asset Management, Inc. and the Registrant, on behalf of SouthernSun Small Cap Fund and SouthernSun U. S. Equity Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 285, and hereby incorporated by reference.

(h)(22)

Expense Limitation Agreement between the Registrant, with respect to the Toews Hedged Emerging Markets Fund and Toews Corporation previously filed on May 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 87, and hereby incorporated by reference.

(h)(23)

Expense Limitation Agreement between the Registrant, with respect to Leader Short-Term Bond Fund and Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(h)(24)

Expense Limitation Agreement between the Registrant, with respect to the CMG Absolute Return Strategies Fund and CMG Capital Management Group, Inc. previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference.  Form of Expense Limitation Agreement between the Registrant, with respect to the CMG SR Tactical Bond Fund and CMG Capital Management Group, Inc. as last updated on June 17, 2013 previously filed on June 17, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 496, and hereby incorporated by reference.

(h)(25)

Expense Limitation Agreement between the Registrant, with respect to the Incline Capital Smart Switch Fund and Incline Asset Management, LLC previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference.

(h)(26)

Expense Limitation Agreement between the Registrant, with respect to The Currency Strategies Fund and Sarasota Capital Partners, LLC previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(27)

Expense Limitation Agreement between Bull Path Capital Management, LLC and the Registrant, with respect to The Long-Short Fund and Bull Path Mid-Cap Growth Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(h)(28)

Expense Limitation Agreement between the Registrant, with respect to the GMG Defensive Beta Fund and Montebello Partners, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(h)(29)

Expense Limitation Agreement between the Registrant, with respect to the Chariot Absolute Return Currency Fund and Chariot Advisors, LLC previously filed on July 10, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 93, and hereby incorporated by reference.

(h)(30)

Expense Limitation Agreement between the Registrant, with respect to the Astor Long/Short Fund and Astor Asset Management, LLC previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by       reference.

(h)(31)

Expense Limitation Agreement between the Registrant, with respect Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund (formerly known as Rady Opportunistic Fund and Rady Contrarian Fund) and Rady Asset Management, LLC previously filed on August 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 98, and hereby incorporated by reference.

(h)(32)

Expense Limitation Agreement between the Registrant, with respect to The Guardian Fund and Lacerte Capital Advisors, LLC previously filed on September 25, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 106, and hereby incorporated by reference.

(h)(33)

Expense Limitation Agreement between the Registrant, with respect to MutualHedge Frontier Legends Fund and Equinox Fund Management, LLC previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(34)

Interim Expense Limitation Agreement between the Registrant, with respect to Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(h)(35)

Expense Limitation Agreement between the Registrant, with respect to Investment Partners Opportunities Fund and Investment Partners Asset Management, Inc. previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(36)

Fund Services Agreement between the Registrant and Gemini Fund Services, LLC previously filed on October 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 111, and hereby incorporated by reference.

(h)(37)

Expense Limitation Agreement between the Registrant, with respect to Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund and Toews Hedged Small & Mid Cap Fund and Toews Corporation previously filed on June 4, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 156, and hereby incorporated by reference.

(h)(38)

Interim Expense Limitation Agreement between the Registrant, with respect to the Incline Capital Smart Switch Fund and Incline Asset Management, LLC, previously filed on December 4, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(h)(39)

Expense Limitation Agreement between the Registrant, with respect to Strategic Investing Long/Short Fund and Strategic Investing Funds, LLC previously filed on January 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference.

(h)(40)

Advisory Fee Waiver Agreement between the Registrant and Summit Portfolio Advisors, LLC with respect to The Collar Fund previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(41)

Expense Limitation Agreement between the Registrant, with respect to CIFG MaxBalancedSM Fund and Capstone Investment Financial Group, Inc previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.

(h)(42)

Expense Limitation Agreement between the Registrant, with respect to Princeton Futures Strategy Fund and Mount Yale Asset Management, LLC previously filed on June 15, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 161, and hereby incorporated by reference

(h)(43)

Expense Limitation Agreement between the Registrant, with respect to CIFG MaxOppSM Fund and Capstone Investment Financial Group, Inc. previously filed on July 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 165, and hereby incorporated by reference.

(h)(44)

Expense Limitation Agreement between the Registrant, with respect to Leader Total Return Fund and Leader Capital Corp. previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(h)(45)

Expense Limitation Agreement between the Registrant, with respect to Altegris Managed Futures Strategy Fund and Altegris Advisors, LLC previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(h)(46)

Expense Limitation Agreement between the Registrant, with respect to Power Income Fund and W.E. Donoghue & Co., Inc. previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.

(h)(47)

Expense Limitation Agreement between the Registrant, with respect to PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(h)(48)

Interim Expense Limitation Agreement between the Registrant, with respect to the SouthernSun Small Cap Fund and SouthernSun Asset Management, Inc., previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(h)(49)

Expense Limitation Agreement between the Registrant, with respect to RAM Risk-Managed Growth Fund previously filed on July 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 166, and hereby incorporated by reference.

(h)(50)

Expense Limitation Agreement between the Registrant, with respect to GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund previously filed on July 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 165, and hereby incorporated by reference.

(h)(51)

Expense Limitation Agreement between the Registrant, with respect to Bishop Volatility Flex Fund previously filed on November 1, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 185, and hereby incorporated by reference.

(h)(52)

Expense Limitation Agreement between the Registrant, with respect to CWC Small Cap Aggressive Value Fund previously filed on January 28, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 451, and hereby incorporated by reference.

(h)(53)

Expense Limitation Agreement between the Registrant, with respect to Arrow Commodity Strategy Fund previously filed on June 10, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 272 and hereby incorporated by reference.

(h)(54)

Expense Limitation Agreement between the Registrant, with respect to TransWestern Institutional Short Duration Government Bond Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 369, and hereby incorporated by reference.

(h)(55)

Expense Limitation Agreement between the Registrant, with respect to 7Twelve Balanced Fund previously filed on February 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(h)(56)

Expense Limitation Agreement between Bandon Capital Management, LLC and the Registrant, with respect to Bandon Isolated Alpha Fixed Income Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 196, and hereby incorporated by reference.

(h)(57)

Expense Limitation Agreement between Beech Hill Advisors, Inc. and the Registrant, with respect to Beech Hill Total Return Fund previously filed on January 20, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 201, and hereby incorporated by reference.

(h)(58)

Expense Limitation Agreement between Clark Capital Management Group, Inc. and the Registrant, with respect to Navigator Equity Hedged Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 197, and hereby incorporated by reference.

(h)(59)

Expense Limitation Agreement between Tatro Capital, LLC and the Registrant, with respect to Tatro Capital Tactical Appreciation Fund previously filed on February 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(h)(60)

Expense Limitation Agreement between Knollwood Investment Advisors, LLC and the Registrant, with respect to Grant Park Managed Futures Strategy Fund previously filed on March 9, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 229, and hereby incorporated by reference.

(h)(61)

Expense Limitation Agreement between GPS Capital Management, LLC and the Registrant, with respect to GPS Multiple Strategy Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(h)(62)

Expense Limitation Agreement between Risk Paradigm Group, LLC and the Registrant, with respect to Diversified Risk Parity Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(h)(63)

Expense Limitation Agreement between Genesis Capital LLC and the Registrant, with respect to SCA Absolute Return Fund and SCA Directional Fund previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.

(h)(64)

Form of Expense Limitation Agreement between Avant Capital Management, LLC and the Registrant, with respect to Avant Gold Bullion Strategy Fund previously filed on November 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 327, and hereby incorporated by reference.

(h)(65)

Form of Expense Limitation Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Macro Strategy Fund previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.

(h)(66)

Expense Limitation Agreement between Zeo Capital Advisors, LLC and the Registrant, with respect to Zeo Strategic Income Fund previously filed on May 27, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 261, and hereby incorporated by reference.

(h)(67)

Expense Limitation Agreement between Giralda Advisors, LLC and the Registrant, with respect to The Giralda Fund previously filed on May 31, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 491, and hereby incorporated by reference..

(h)(68)

Form of Expense Limitation Agreement between Van Hulzen Asset Management, LLC and the Registrant, with respect to Iron Horse Fund previously filed on May 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 249, and hereby incorporated by reference.

(h)(69)

Expense Limitation Agreement between Mosaic Capital Management, LLC and the Registrant, with respect to Mosaic Managed Futures Strategy Fund previously filed on June 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 264, and hereby incorporated by reference.

(h)(70)

Form of Expense Limitation Agreement between Fusion Investment Group, LLC and the Registrant, with respect to Global Fusion Tactical Equity Fund and Global Fusion Long/Short Fund filed on May 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 255, and hereby incorporated by reference.

(h)(71)

Form of Expense Limitation Agreement between Astor Asset Management, LLC and the Registrant, with respect to Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund previously filed on May 24, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 256, and hereby incorporated by reference.

(h)(72)

Form of Expense Limitation Agreement between Altrius Institutional Asset Management, LLC and the Registrant, with respect to Altrius Small Cap Value Fund was previously filed on June 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 273, and hereby incorporated by reference.

(h)(73)

Expense Limitation Agreement between Ascendant Advisors, LLC and the Registrant, with respect to Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant MultiCap Equity Fund and Patriot Fund previously filed on March 19, 2012 to the Registrant’s Registration Statement in Amendment No. 366, and hereby incorporated by reference.

(h)(74)

Expense Limitation Agreement between Winch Advisory Services, LLC and the Registrant, with respect to Ginkgo Multi-Strategy Fund previously filed on July 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 282, and hereby incorporated by reference.

(h)(75)

Form of Expense Limitation Agreement between Absolute Private Wealth Management LLC and the Registrant, with respect to Quantitative Managed Futures Strategy Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 284, and hereby incorporated by reference.

(h)(76)

Form of Expense Limitation Agreement between Peregrine Capital Advisors, Inc. and the Registrant, with respect to Peregrine Gold Silver Alpha Strategy Fund previously filed on August 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(h)(77)

Form of Expense Limitation Agreement between Triex Financial Services, Inc. and the Registrant, with respect to Triex Long/Short Fund previously filed on August 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 300, and hereby incorporated by reference.

(h)(78)	Expense Limitation Agreement between Toews Corporation and the Registrant, with respect to Toews Hedged Commodities Fund to be filed by amendment.
(h)(79)

Form of Expense Limitation Agreement between Avant Capital Management, LLC and the Registrant, with respect to Avant Gold Coin Strategy Fund previously filed on October 18, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 317, and hereby incorporated by reference.

(h)(80)

Expense Limitation Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Futures Evolution Strategy Fund was previously filed on October 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 318, and hereby incorporated by reference.

(h)(81)

Expense Limitation Agreement between Risk Paradigm Group, LLC and the Registrant, with respect to RPG Emerging Market Premium Sector Rotation Fund previously filed on November 28, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 341, and hereby incorporated by reference.

(h)(82)

Interim Expense Limitation Agreement between Preservation Trust Advisors, LLC and the Registrant, with respect to The Long-Short Fund was filed previously filed on September 2, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 304, and hereby incorporated by reference.

(h)(83)

Form of Expense Limitation Agreement between Rady Asset Management, LLC and the Registrant, with respect to Rady Monthly High Income Fund, Rady Bear Fund, Rady Commodity Equity Fund, Rady Small Cap Value Fund, Rady Growth and Income Fund, Rady Tactical Long/Short Fund and Rady Multi-Strategy Alternative Fund previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 344, and hereby incorporated by reference.

(h)(84)

Expense Limitation Agreement between Preservation Trust Advisors, LLC and the Registrant, with respect to the PTA Comprehensive Alternatives Fund previously filed on November 25, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 336, and hereby incorporated by reference.

(h)(85)

Expense Limitation Agreement between CMG Capital Management Group, Inc. and the Registrant, with respect to the CMG Tactical Equity Strategy Fund previously filed on March 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 363, and hereby incorporated by reference. Form of revised Expense Limitation Agreement between CMG Capital Management Group, Inc. and the Registrant, with respect to the CMG Tactical Equity Strategy Fund previously filed on June 4, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 381, and hereby incorporated by reference..

(h)(86)

Form of Expense Limitation Agreement between Altegris Advisors, L.L.C. and the Registrant, with respect to the Altegris Equity Long Short Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 368, and hereby incorporated by reference.

(h)(87)

Expense Limitation Agreement between Wright Fund Management and the Registrant, with respect to the Sierra Strategic Income Fund previously filed on June 11, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 385, and hereby incorporated by reference.

(h)(88)

Form of Expense Limitation Agreement between Princeton Fund Advisors, LLC, Eagle Global Advisors, LLC and the Registrant, with respect to the Eagle MLP Strategy Fund previously filed on June 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 386, and hereby incorporated by reference

(h)(89)

Expense Limitation Agreement between Ascendant Advisors, LLC, with respect to the Ascendant Natural Resources Master Fund previously filed on March 19, 2012 to the Registrant’s Registration Statement in Amendment No. 366, and hereby incorporated by reference.

(h)(89)

Form of Expense Limitation Agreement between Princeton Fund Advisors, LLC, with respect to the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(h)(90)

Form of Expense Limitation Agreement between Altegris Advisors, L.L.C., with respect to the Altegris Fixed Income Long Short Fund previously filed on December 18, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 445, and hereby incorporated by reference.

(h)(91)

Form of Expense Limitation Agreement between The Pacific Financial Group, Inc. with respect to the Pacific Financial Alternative Strategies Fund, Pacific Financial Flexible Growth & Income Fund, Pacific Financial Balanced Fund, Pacific Financial Foundational Asset Allocation Fund, Pacific Financial Faith & Values Based Moderate Fund, Pacific Financial Faith & Values Based Conservative Fund and Pacific Financial Faith & Values Based Aggressive Fund previously filed on December 31, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 447, and hereby incorporated by reference.

(h)(92)

Form of Expense Limitation Agreement between Altegris Advisors, LLC with respect to the Altegris Multi-Strategy Alternative Fund previously filed on February 20, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 462, and hereby incorporated by reference.

(h)(93)

Expense Limitation Agreement between BTS Asset Management, Inc. with respect to the BTS Diversified Income Fund previously filed on February 12, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 459, and hereby incorporated by reference.

(h)(94)

Expense Limitation Agreement between CMG Capital Management Group, Inc. with respect to the CMG Global Equity Fund previously filed on May 30, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 488, and hereby incorporated by reference.

(h)(95)	Expense Limitation Agreement between BTS Asset Management, Inc. with respect to the BTS Tactical Fixed Income Fund to be filed by amendment.
(h)(96)

Form of Expense Limitation Agreement between Toews Corporation with respect to the Toews Unconstrained Income Fund previously filed on June 26, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 501, and hereby incorporated by reference.

(h)(97)	Expense Limitation Agreement between CMG Capital Management Group, Inc. with respect to the CMG Managed High Yield Fund to be filed by amendment.
(h)(98)	Expense Limitation Agreement between Clark Capital Management Group, Inc. with respect to the Navigator Duration Neutral Municipal Bond Fund to be filed by amendment.
(h)(99)	Expense Limitation Agreement between Probabilities Fund Management, LLC with respect to the Probabilities Fund to be filed by amendment.
(i)(1)	Opinion of Counsel previously filed on April 17, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 478, and hereby incorporated by reference.
(i)(2)	Consent of Counsel is filed herewith.
(j)(1)	Consent of Independent Auditor is filed herewith.
(j)(2)

Powers of Attorney of Andrew Rogers and Kevin Wolf previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.  Powers of Attorney of Anthony J. Hertl, Michael Miola, L. Merill Bryan, Gary W. Lanzen, Mark Taylor previously filed on April 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 234, and hereby incorporated by reference.  Power of Attorney of John V. Palancia previously filed on January 9, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 346, and hereby incorporated by reference.

(j)(3)

Powers of Attorney of Anthony J. Hertl, Gary W. Lanzen, Mark Taylor and John V. Palancia with respect to GPMFS Fund Ltd. previously filed on May 31, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 491, and hereby incorporated by reference..

(k)	Omitted Financial Statements - Not Applicable.
(l)	Initial Capital Agreements - Not Applicable.
(m)(1)

Rule 12b-1 Plan of the Adaptive Allocation Fund (previously known as Critical Math Fund), previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.

(m)(2)	Rule 12b-1 Plan of The Biondo Growth Fund, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.
(m)(3)

Rule 12b-1 Plan of the Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund), previously filed on May 31, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 13, and hereby incorporated by reference.

(m)(4)	Rule 12b-1 Plan of the Arrow DWA Balanced Fund previously filed on July 19, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 15, and hereby incorporated by reference.
(m)(5)

Rule 12b-1 Plan of the Autopilot Managed Growth Fund previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(m)(6)

Rule 12b-1 Plan of the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund previously filed on May 10, 2007 in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(m)(7)	Rule 12b-1 Plan of Gratio Values Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(8)

Rule 12b-1 Plan of Investor Class Shares of The Biondo Growth Fund, previously filed on February 1, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 36, and hereby incorporated by reference.

(m)(9)

Rule 12b-1 Plan of Arrow Alternative Solutions Fund, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(m)(10)

Rule 12b-1 Plan of Sierra Core Retirement Fund, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.  Form of revised Rule 12b-1 Plan of Sierra Core Retirement Fund previously filed on June 1, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 380, and hereby incorporated by reference.

(m)(11)	Rule 12b-1 Plan of Arrow DWA Tactical Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(12)

Rule 12b-1 Plan of EAS Crow Point Alternatives Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.

(m)(13)	Rule 12b-1 Plan of KCM Macro Trends Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(14)

Rule 12b-1 Plan of EM Capital India Gateway Fund, previously filed on September 8, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 61, and hereby incorporated by reference.

(m)(15)

Rule 12b-1 Plan of Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund), previously filed on May 22, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 44, and hereby incorporated by reference.

(m)(16)	Rule 12b-1 Plan of MutualHedge Funds previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(m)(17)	Rule 12b-1 Plan of Wade Tactical L/S Fund previously filed on October 10, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 65, and hereby incorporated by reference.
(m)(18)	Rule 12b-1 Plan of SouthernSun Small Cap Fund previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(m)(19)	Rule 12b-1 Plan of Leader Short-Term Bond Fund previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(m)(20)	Rule 12b-1 Plan of Arrow DWA Systematic RS Fund to be filed by amendment.
(m)(21)

Rule 12b-1 Plan of Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund (formerly known as Wayne Hummer Small Cap Core Fund) previously filed on November 28, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 72, and hereby incorporated by reference.

(m)(22)

Form of Rule 12b-1 Plan of SouthernSun U.S. Equity Fund previously filed on July 22, 2011, to the Registrant’s Registration Statement in Post-Effective Amendment No. 285, and hereby incorporated by reference.

(m)(23)

Rule 12b-1 Plan of CMG Absolute Return Strategies Fund previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.

(m)(24)

Rule 12b-1 Plan of Incline Capital Smart Switch Fund previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.

(m)(25)	Rule 12b-1 Plan of The Currency Strategies Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.
(m)(26)

Rule 12b-1 Plan of The Long-Short Fund and Bull Path Mid-Cap Growth Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(m)(27)	Rule 12b-1 Plan of GMG Defensive Beta Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.
(m)(28)

Rule 12b-1 Plan of Chariot Absolute Return Currency Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(m)(29)

Rule 12b-1 Plan of BTS Bond Asset Allocation Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(m)(30)	Rule 12b-1 Plan of Astor Long/Short Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.
(m)(31)

Rule 12b-1 Plan of Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund (formerly known as Rady Opportunistic Fund and Rady Contrarian Fund) previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109 and hereby incorporated by reference.

(m)(32)	Rule 12b-1 Plan of The Guardian Fund previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109, and hereby incorporated by reference.
(m)(33)

Rule 12b-1 Plan of MutualHedge Frontier Legends Fund previously filed on January 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference.

(m)(34)

Rule 12b-1 Plan of Investment Partners Opportunities Fund previously filed on November 16, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 112, and hereby incorporated by reference.

(m)(35)	Rule 12b-1 Plan of The Biondo Focus Fund previously filed on January 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference.
(m)(36)

Rule 12b-1 Plan of Generations Multi-Strategy Fund, previously filed on December 4, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(m)(37)

Rule 12b-1 Plan of Strategic Investing Long/Short Fund previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.

(m)(38)

Rule 12b-1 Plan of Arrow Managed Futures Trend Fund previously filed on April 29, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 148 and hereby incorporated by reference.

(m)(39)	Rule 12b-1 Plan of CIFG MaxBalancedSM Fund previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.
(m)(40)

Rule 12b-1 Plan of Princeton Futures Strategy Fund previously filed on July 8, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 164, and hereby incorporated by reference.

(m)(41)	Rule 12b-1 Plan of Chadwick & D’Amato Fund previously filed on June 10, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 157, and hereby incorporated by reference.
(m)(42)	Rule 12b-1 Plan of 13D Activist Fund previously filed on February 3, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 355, and hereby incorporated by reference.
(m)(43)	Rule 12b-1 Plan of CIFG MaxOppSM Fund previously filed on July 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 167, and hereby incorporated by reference.
(m)(44)	Rule 12b-1 Plan of Leader Total Return Fund previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.
(m)(45)

Rule 12b-1 Plan of Altegris Managed Futures Strategy Fund previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.

(m)(46)	Rule 12b-1 Plan of Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.
(m)(47)

Rule 12b-1 Plan of PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(m)(48)

Rule 12b-1 Plan of RAM Risk-Managed Growth Fund previously filed on September 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 179, and hereby incorporated by reference.

(m)(49)

Rule 12b-1 Plan of GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund previously filed on July 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 165, and hereby incorporated by reference.

(m)(50)

Rule 12b-1 Plan of Bishop Volatility Flex Fund previously filed on November 1, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 185, and hereby incorporated by reference.

(m)(51)

Rule 12b-1 Plan of CWC Small Cap Aggressive Value Fund previously filed on December 3, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 189, and hereby incorporated by reference.

(m)(52)	Rule 12b-1 Plan of The FX Strategy Fund previously filed on January 28, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 204, and hereby incorporated by reference.
(m)(53)

Rule 12b-1 Plan of Arrow Commodity Strategy Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 196, and hereby incorporated by reference.

(m)(54)	Rule 12b-1 Plan of 7Twelve Balanced Fund previously filed on February 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.
(m)(54)

Rule 12b-1 Plan of Bandon Isolated Alpha Fixed Income Fund previously filed on December 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 193, and hereby incorporated by reference.

(m)(56)

Rule 12b-1 Plan of Beech Hill Total Return Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 197, and hereby incorporated by reference.

(m)(57)

Rule 12b-1 Plan of Navigator Equity Hedged Fund previously filed on January 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 199, and hereby incorporated by reference.

(m)(57)

Rule 12b-1 Plan of Tatro Capital Tactical Appreciation Fund previously filed on February 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.

(m)(59)

Rule 12b-1 Plan of Grant Park Managed Futures Strategy Fund previously filed on March 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 227, and hereby incorporated by reference.

(m)(60)	Rule 12b-1 Plan of GPS Multiple Strategy Fund previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.
(m)(61)	Rule 12b-1 Plan of Diversified Risk Parity Fund previously filed on May 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 254, and hereby incorporated by reference.
(m)(62)

Rule 12b-1 Plan of SCA Absolute Return Fund and SCA Directional Fund previously filed on May 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 254, and hereby incorporated by reference.

(m)(63)

Form of Rule 12b-1 Plan of Avant Gold Bullion Strategy Fund previously filed on November 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 327, and hereby incorporated by reference.

(m)(64)

Form of Rule 12b-1 Plan of Altegris Macro Strategy Fund previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.

(m)(65)	Rule 12b-1 Plan of Zeo Strategic Income Fund previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference. .
(m)(66)	Rule 12b-1 Plan of The Giralda Fund previously filed on September 30, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 308 and hereby incorporated by reference.
(m)(67)	Form of Rule 12b-1 Plan of Iron Horse Fund previously filed on May 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 249, and hereby incorporated by reference.
(m)(68)

Rule 12b-1 Plan of Mosaic Managed Futures Strategy Fund previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference.

(m)(69)

Form of Rule 12b-1 Plan of Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund previously filed on May 24, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 256, and hereby incorporated by reference.

(m)(70)

Form of Rule 12b-1 Plan of Altrius Small Cap Value Fund was previously filed on June 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 273, and hereby incorporated by reference.

(m)(71)

Rule 12b-1 Plan of Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant MultiCap Equity Fund and Ascendant Patriot Fund previously filed on March 19, 2012 to the Registrant’s Registration Statement in Amendment No. 366, and hereby incorporated by reference.

(m)(72)	Rule 12b-1 Plan of Ginkgo Multi-Strategy Fund previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference. .
(m)(73)

Form of Rule 12b-1 Plan of Quantitative Managed Futures Strategy Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 285, and hereby incorporated by reference.

(m)(74)

Form of Rule 12b-1 Plan of Peregrine Gold Silver Alpha Strategy Fund previously filed on August 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(m)(75)

Form of Rule 12b-1 Plan of Triex Long/Short Fund previously filed on August 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 300, and hereby incorporated by reference.

(m)(76)

Form of Rule 12b-1 Plan of Avant Gold Coin Strategy Fund previously filed on October 18, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 317, and hereby incorporated by reference.

(m)(77)

Rule 12b-1 Plan of Altegris Futures Evolution Strategy Fund was previously filed on October 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 318, and hereby incorporated by reference.

(m)(78)

Form of Rule 12b-1 Plan of RPG Emerging Market Premium Sector Rotation Fund previously filed on November 28, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 341, and hereby incorporated by reference.

(m)(79)

Form of Rule 12b-1 Plan of Rady Monthly High Income Fund, Rady Bear Fund, Rady Commodity Equity Fund, Rady Small Cap Value Fund, Rady Growth and Income Fund, Rady Tactical Long/Short Fund and Rady Multi-Strategy Alternative Fund previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 344, and hereby incorporated by reference.

(m)(80)

Rule 12b-1 Plan of the CMG Tactical Equity Strategy Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 369, and hereby incorporated by reference.  Revised 12b-1 Plan of the CMG Tactical Equity Strategy Fund previously filed on August 10, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 4026, and hereby incorporated by reference.

(m)(81)

Form of Rule 12b-1 Plan of the Altegris Equity Long Short Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 368, and hereby incorporated by reference.

(m)(82)

Form of Rule 12b-1 Plan of the Sierra Strategic Income Fund previously filed on December 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 343, and hereby incorporated by reference.

(m)(83)

Form of Rule 12b-1 Plan of the Eagle MLP Strategy Fund  previously filed on June 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 386, and hereby incorporated by reference

(m)(84)

Revised Rule 12b-1 Plan of the Leader Short term Bond and Leader Total Return Fund previously filed on August 10, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 4026, and hereby incorporated by reference.

(m)(85)

Form of Rule 12b-1 Plan of the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(m)(86)

Form of Rule 12b-1 Plan of the Altegris Fixed Income Long Short Fund previously filed on December 18, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 445, and hereby incorporated by reference.

(m)(87)

Form of Rule 12b-1 Plan of the Pacific Financial Alternative Strategies Fund, Pacific Financial Flexible Growth & Income Fund, Pacific Financial Balanced Fund, Pacific Financial Foundational Asset Allocation Fund, Pacific Financial Faith & Values Based Moderate Fund, Pacific Financial Faith & Values Based Conservative Fund and Pacific Financial Faith & Values Based Aggressive Fund previously filed on December 31, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 447, and hereby incorporated by reference..

(m)(88)

Form of Rule 12b-1 Plan of the Altegris Multi-Strategy Fund previously filed on February 20, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 462, and hereby incorporated by reference.

(m)(89)

Rule 12b-1 Plan of the BTS Diversified Income Fund previously filed on February 12, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 459, and hereby incorporated by reference.

(m)(90)

Form of Rule 12b-1 Plan of the CMG Global Equity Fund previously filed on May 1, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 485, and hereby incorporated by reference..

(m)(91)	Rule 12b-1 Plan of the BTS Tactical Fixed Income Fund to be filed amendment.
(m)(92)	Rule 12b-1 Plan of the CMG Managed High Yield Fund to be file by amendment.
(n)	Rule 18f-3 Plan to add BTS Tactical Fixed Income Fund, Toews Unconstrained Fixed Income Fund and CMG Managed High Yield to be filed by amendment.
(p)(1)

Code of Ethics of Northern Lights Distributors, LLC, previously filed on October 30, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 32, and hereby incorporated by reference.

(p)(2)	Code of Ethics of Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.
(p)(3)

Code of Ethics of Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.

(p)(4)

Code of Ethics of Capital Group, Inc. (D.B.A. Biltmore Investment Group) previously filed on May 31, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 13, and hereby incorporated by reference.

(p)(5)	Code of Ethics of Arrow Investment Advisors, LLC previously filed on July 19, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 15, and hereby incorporated by reference.
(p)(6)

Code of Ethics of Dorsey, Wright & Associates, Inc previously filed on July 19, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 15, and hereby incorporated by reference.

(p)(7)

Code of Ethics of Rhoads Lucca Capital Partners, LP previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(p)(8)	Code of Ethics of Changing Parameters, LLC previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.
(p)(10)

Code of Ethics of The Pacific Financial Group, Inc. previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(p)(11)

Code of Ethics of Sherwood Advisors, LLC (D.B.A. Gratio Capital) previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(p)(12)

Code of Ethics of Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.

(p)(13)

Code of Ethics of Anchor Capital Management Group, Inc., previously filed on February 12, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 37, and hereby incorporated by reference.

(p)(14)

Code of Ethics of Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company), previously filed on March 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 40, and hereby incorporated by reference.

(p)(15)	Code of Ethics of Emerald Asset Advisors, LLC, previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.
(p)(16)

Code of Ethics of Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(p)(17)	Code of Ethics of EM Capital Management, LLC previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(p)(18)	Code of Ethics of Equinox Fund Management, LLC, previously filed on July 9, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 51, and hereby incorporated by reference.
(p)(19)	Code of Ethics of Three G Financial, LLC, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.
(p)(20)	Code of Ethics of Wade Financial Group, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.
(p)(21)

Code of Ethics of SouthernSun Asset Management, Inc. previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(p)(22)	Code of Ethics of Toews Corporation, previously filed on November 7, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 70, and hereby incorporated by reference.
(p)(23)	Code of Ethics of Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.
(p)(24)

Code of Ethics of CMG Capital Management Group, Inc. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(p)(25)	Code of Ethics of Traub Capital Management, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(26)	Code of Ethics of Bandon Capital Management, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(27)	Code of Ethics of Heritage Capital, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(28)

Code of Ethics of Schreiner Capital Management, Inc. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(p)(29)	Code of Ethics of Scotia Partners, Ltd. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(30)	Code of Ethics of Incline Asset Management, LLC previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.
(p)(31)	Code of Ethics of Sarasota Capital Partners, LLC previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.
(p)(32)

Code of Ethics of Bull Path Capital Management, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(p)(33)	Code of Ethics of Summit Portfolios Advisors, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.
(p)(34)	Code of Ethics of Montebello Partners, LLC previously filed on September 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.
(p)(35)	Code of Ethics of Chariot Advisors, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.
(p)(36)	Code of Ethics of BTS Asset Management, LLC previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.
(p)(37)	Code of Ethics of Astor Asset Management, LLC previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.
(p)(38)	Code of Ethics of Rady Asset Management, LLC previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.
(p)(39)

Code of Ethics of Lacerte Capital Advisors, LLC previously filed on October 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 111, and hereby incorporated by reference.

(p)(40)

Code of Ethics of Barclays Capital Fund Services-Americas previously filed on September 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(p)(41)

Code of Ethics of Winans International Investment Management, Inc. previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.

(p)(42)

Code of Ethics of Investment Partners Asset Management, Inc. previously filed on October 2, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 107, and hereby incorporated by reference.

(p)(43)	Code of Ethics of FocusPoint Solutions, Inc. previously filed on February 12, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 127, and hereby incorporated by reference.
(p)(44)	Code of Ethics of Strategic Investing Funds, LLC previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.
(p)(45)

Code of Ethics of Capstone Investment Financial Group, Inc previously filed on April 29, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 147, and hereby incorporated by reference.

(p)(46)

Code of Ethics of Dunn Warren Investment Advisors, LLC previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.

(p)(47)

Code of Ethics of Mount Yale Asset Management, LLC previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(p)(48)	Code of Ethics of 6800 Capital, LLC previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.
(p)(49)

Code of Ethics of Congress Asset Management Company, LLP previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(p)(50)	Code of Ethics of Chadwick & D’Amato, LLC previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.
(p)(51)	Code of Ethics of 13D Management, LLC previously filed on July 8, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 164, and hereby incorporated by reference.
(p)(52)	Code of Ethics of Altegris Advisors, LLC previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.
(p)(53)

Code of Ethics of Rodney Square Management Corporation, previously filed on September 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 179, and hereby incorporated by reference.

(p)(54)	Code of Ethics of W.E. Donoghue & Co., Inc. previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.
(p)(55)	Code of Ethics of Portfolio Strategies, Inc. previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.
(p)(56)	Code of Ethics of RAM Capital Management, LLC previously filed on July 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 163, and hereby incorporated by reference.
(p)(57)

Code of Ethics of Bishop Asset Management, LLC previously filed on November 1, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 185, and hereby incorporated by reference.

(p)(58)	Code of Ethics of CWC Advisors, LLC previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.
(p)(59)	Code of Ethics of BBW Capital Advisors previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.
(p)(60)

Code of Ethics of Loomis, Sayles & Company, L.P. previously filed on March 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 232, and hereby incorporated by reference.

(p)(61)	Code of Ethics of 7Twelve Advisors, LLC previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.
(p)(62)	Code of Ethics of Beech Hill Advisors, Inc. previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.
(p)(63)

Code of Ethics of Clark Capital Management Group, Inc. previously filed on December 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 187, and hereby incorporated by reference.

(p)(64)	Code of Ethics of Tatro Capital, LLC previously filed on February 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.
(p)(65)

Code of Ethics of Knollwood Investment Advisors, LLC previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.

(p)(66)

Code of Ethics of GPS Capital Management, LLC previously filed on February 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.

(p)(67)	Code of Ethics of Risk Paradigm Group, LLC previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.
(p)(68)	Code of Ethics of Genesis Capital, LLC previously filed on March 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 232, and hereby incorporated by reference.
(p)(69)	Code of Ethics of Avant Capital Management, LLC previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.
(p)(70)	Code of Ethics of CWM, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.
(p)(71)	Code of Ethics of Zeo Capital Advisors, LLC previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 345, and hereby incorporated by reference.
(p)(72)	Code of Ethics of Giralda Advisors, LLC previously filed on March 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 232, and hereby incorporated by reference.
(p)(73)	Code of Ethics of Van Hulzen Asset Management, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.
(p)(74)	Code of Ethics of Mosaic Capital Management, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.
(p)(75)	Code of Ethics of Fusion Investment Group, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.
(p)(76)

Code of Ethics of Altrius Institutional Asset Management, LLC previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.

(p)(77)	Code of Ethics of Ascendant Advisors, LLC previously filed on June 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 274, and hereby incorporated by reference.
(p)(78)

Code of Ethics of Winch Advisory Services, LLC previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 345, and hereby incorporated by reference.

(p)(79)

Code of Ethics of Absolute Private Wealth Management, LLC previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference.

(p)(80)	Code of Ethics of Horizon Cash Management LLC previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference. .
(p)(81)

Code of Ethics of Peregrine Capital Advisors, Inc. previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 345, and hereby incorporated by reference.

(p)(82)	Code of Ethics of Triex Financial Services, Inc. previously filed on July 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 281, and hereby incorporated by reference.
(p)(83)	Code of Ethics of Doubleline Capital LP was previously filed on October 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 318, and hereby incorporated by reference.
(p)(84)

Code of Ethics of Preservation Trust Advisors, LLC previously filed on September 2, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 304, and hereby incorporated by reference.

(p)(85)	Code of Ethics of Princeton Fund Advisors, LLC to be filed by amendment.
(p)(86)	Code of Ethics of Eagle Global Advisors, LLC previously filed on June 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 386, and hereby incorporated by reference
(p)(87)	Code of Ethics of Sandalwood Securities, Inc. to be filed by amendment.
(p)(88)	Code of Ethics of RockView Management, LLC previously filed on December 18, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 445, and hereby incorporated by reference.
(p)(89)	Code of Ethics of Alpha Simplex Group, LLC to be filed by amendment.
(p)(90)	Code of Ethics of Probabilities Fund Management, LLC to be filed by amendment.

ITEM 29.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

None.

ITEM 30.

INDEMNIFICATION.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of:  any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted.  Nothing contained in the Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Underwriting Agreement provides that the Registrant agrees to indemnify, defend and hold Northern Lights Distributors (NLD), its several officers and directors, and any person who controls NLD within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and directors, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus, (ii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iii) the Registrant’s  failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, or (iv)  the Registrant’s failure to provide NLD with advertising or sales materials to be filed with the FINRA on a timely basis.

The Fund Accounting, Transfer Agency and Administration Service Agreements with Gemini Fund Services (GFS) provides that the Registrant agrees to indemnify and hold GFS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Registrant’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Registrant’s lack of good faith, gross negligence or willful misconduct with respect to the Registrant’s performance under or in connection with this Agreement.

The Consulting Agreement with Northern Lights Compliance Services, LLC (NLCS) provides that the Registrant agree to indemnify and hold NLCS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Trust’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Trust’s lack of good faith, gross negligence or willful misconduct with respect to the Trust’s performance under or in connection with the Agreement.  NLCS shall not be liable for, and shall be entitled to rely upon, and may act upon information, records and reports generated by the Trust, advice of the Trust, or of counsel for the Trust and upon statements of the Trust’s independent accountants, and shall be without liability for any action reasonably taken or omitted pursuant to such records and reports.

ITEM 31.

BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Certain information pertaining to the business and other connections of each Advisor of each series of the Trust is hereby incorporated herein by reference to the section of the respective Prospectus captioned “Investment Advisor” and to the section of the respective Statement of Additional Information captioned “Investment Advisory and Other Services.”  The information required by this Item 26 with respect to each director, officer or partner of each Advisor is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”).  Each Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

Critical Math Advisors LLC, the Adviser to the Adaptive Allocation Fund -- File No. 801 - 65306

Biondo Investment Advisors, LLC, the Adviser to The Biondo Growth Fund and The Biondo Focus Fund-- File No. 801 - 62775

Arrow Investment Advisors, LLC, the Adviser to the Arrow DWA Balanced Fund, Arrow DWA Systematic RS Fund, Arrow DWA Tactical Fund, Arrow Alternative Solutions Fund, Arrow Managed Futures Trend Fund and Arrow Commodity Strategy Fund-- File No. 801 - 66595

Dorsey, Wright & Associates, Inc., the Sub-Adviser to the Arrow DWA Systematic RS Fund, Arrow DWA Balanced Fund and Arrow DWA Tactical Fund -- File No. 801 - 29045

Rhoads Lucca Capital Partners, LP, the Adviser to Autopilot Managed Growth Fund -- File No. 801 - 64590

Changing Parameters, LLC, the Adviser to Changing Parameters Fund -- File No. 801-63495

The Pacific Financial Group, Inc., the Adviser to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund, the Pacific Financial Tactical Fund, the Pacific Financial Alternative Strategies Fund, Pacific Financial Flexible Growth & Income Fund, Pacific Financial Balanced Fund, Pacific Financial Foundational Asset Allocation Fund, Pacific Financial Faith & Values Based Moderate Fund, Pacific Financial Faith & Values Based Conservative Fund and Pacific Financial Faith & Values Based Aggressive Fund -- File No. 801 - 18151

Gratio Capital, Inc., the Adviser to the Gratio Values Fund, GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund -- File No. 801 - 68764

Wright Fund Management, LLC, the Adviser of Sierra Core Retirement Fund and Sierra Strategic Income Fund– File No. 801- 68554

Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company, the Adviser of Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund0, Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund (formerly known as Wayne Hummer Small Cap Core Fund0 – File No. 801 – 16937

Kerns Capital Management, Inc., the Adviser of the KCM Macro Trends Fund – File No. 801 – 57482

Equinox Fund Management, LLC, the Adviser of the MutualHedge Funds – File No. 801- 67852

Three G Financial, LLC, the Adviser of the Generations Multi-Strategy Fund – File No. 801- 69579

Wade Financial Group, the Adviser of the Wade Tactical L/S Fund – File No. 801-47676

SouthernSun Asset Management, Inc., the Adviser of the SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund – File No. 801- 34451

Toews Corporation, the Adviser of the Toews Hedged Emerging Markets Fund, Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund, Toews Hedged Small & Mid Cap Fund, Toews Hedged Commodities Fund and Toews Unconstrained Income Fund– File No. 801- 47765

Leader Capital Corp., the Adviser of the Leader Short Term Bond Fund and Leader Total Return Fund – File No. 801- 56684

CMG Capital Management Group, Inc, the Adviser of the CMG Absolute Return Strategies Fund, CMG Tactical Equity Strategy Fund, CMG Global Equity Fund and CMG Managed High Yield Fund– File No. 801-43455

Traub Capital Management, LLC, the Sub-Adviser to the CMG Absolute Return Strategies Fund and Adviser to The FX Strategy Fund- File No. 801-70068.

Bandon Capital Management, LLC, the Adviser of the Bandon Isolated Alpha Fixed Income Fund - File No. 801-68367

Scotia Partners, Ltd., the Sub-Adviser to the CMG Absolute Return Strategies Fund - File No. 801-69997.

Sarasota Capital Partners, LLC, the Adviser of The Currency Strategies Fund – File No. 801-68409

Summit Portfolio Advisors, LLC, the Adviser of The Collar Fund – File No. 801-70098

Montebello Partners, LLC, the Adviser of the GMG Defensive Beta Fund – File No. 801-70164

Barclays Capital Fund Services, the Sub-Adviser of the GMG Defensive Beta Fund – File No. 801-69700

BTS Asset Management, Inc., the Adviser of the BTS Bond Asset Allocation Fund, BTS Diversified Income Fund and BTS Tactical Fixed Income Fund– File No.801-14895.

Astor Asset Management, LLC, the Adviser of the Astor Long/Short Fund, Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund – File No. 801-61526.

Rady Asset Management, LLC, the Adviser of the Rady Monthly High Income Fund, Rady Bear Fund, Rady Commodity Equity Fund, Rady Small Cap Value Fund, Rady Growth and Income Fund, Rady Tactical Long/Short Fund and Rady Multi-Strategy Alternative Fund – File No. 801-70446.

Lacerte Capital Advisors, LLC, the Adviser of The Guardian Fund – File No. 801-68358.

Investment Partners Asset Management, Inc., the Adviser of the Investment Partners Opportunities Fund – File No. 801-61906.

FocusPoint Solutions, Inc., the Sub-Adviser of the Generations Multi-Strategy Fund – File No. 801-63028.

Strategic Investing Funds, LLC, the Adviser of Strategic Investing Long/Short Fund – File No. 801-71055.

Capstone Investment Financial Group, Inc, the Adviser of CIFG MaxBalancedSM Fund and CIFG MaxOppSM Fund – File No. 801-70403.

Dunn Warren Investment Advisors, LLC, the Sub-Adviser of the CIFG MaxBalancedSM Fund and CIFG MaxOppSM Fund – File No. 801-67699.

Mount Yale Asset Management, LLC, the Adviser of Princeton Futures Strategy Fund – File No. 801-63221.

6800 Capital, LLC, the Sub-Adviser of Princeton Futures Strategy Fund – File No. 801-69750.

Congress Asset Management Company, LLP the Sub-Adviser of Princeton Futures Strategy Fund – File No. 801-69845.

Chadwick & D’Amato, LLC, the Adviser of Chadwick & D’Amato Fund – File No. 801-62604.

13D Management, LLC, the Adviser of 13D Activist Fund – File No. 801-71577.

Altegris Advisors, LLC, the Adviser of Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, and Altegris Futures Evolution Strategy Fund, Altegris Equity Long Short Fund and Altegris Multi-Strategy Alternative Fund– File No. 801- 71496.

W.E. Donoghue & Co., Inc., the Adviser of Power Income Fund – File No. 801-27959.

Portfolio Strategies, Inc., the Adviser of PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Power Income Fund – File No. 801-18475.

Howard Capital Management, Inc., the Sub-Adviser of the CMG Absolute Return Strategies Fund – File No. 801-69763

Avant Capital Management, LLC, the Adviser of Avant Gold Bullion Strategy Fund and Avant Gold Coin Strategy Fund – File No. 801-68387.

Bishop Asset Management LLC, the Adviser of the Bishop Volatility Flex Fund – File No. 801-71810.

CWC Advisors, LLC, the Adviser of the CWC Small Cap Aggressive Value Fund – File No. 801-62369.

BBW Capital Advisors, the Adviser of the TransWestern Institutional Short Duration Government Bond Fund – File No. 801-67113.

Loomis, Sayles & Company, L.P., the Sub-Adviser of the TransWestern Institutional Short Duration Government Bond Fund – File No. 801-170.

7Twelve Advisors, LLC, the Adviser of the 7Twelve Balanced Fund – File No. 801-71758.

Beech Hill Advisors, Inc., the Adviser of the Beech Hill Total Return Fund – File No. 801-31503.

Clark Capital Management Group Inc., the Adviser of the Navigator Equity Hedged Fund and Navigator Duration Neutral Municipal Bond Fund – File No. 801-28445.

Tatro Capital, LLC, the Adviser of the Tatro Capital Tactical Appreciation Fund – File No. 801-72224.

Knollwood Investment Advisors, LLC, the Advisor of the Grant Park Managed Futures Strategy Fund – File No. 801-72068.

GPS Capital Management, LLC, the Advisor of the GPS Multiple Strategy Fund – File No. 801-64685.

Fusion Investment Group, LLC, the Advisor of the Global Fusion Tactical Equity Fund and Global Fusion Long/Short Fund – File No. 801-70495

Risk Paradigm Group, LLC, the Advisor of the Diversified Risk Parity Fund and RPG Emerging Market Premium Sector Rotation Fund– File No. 801-72141.

Genesis Capital LLC, the Advisor of the SCA Absolute Return Fund and SCA Directional Fund – File No. 801-62613.

Zeo Capital Advisors, LLC, the Advisor of the Zeo Strategic Income Fund – File No. 801-72287.

Giralda Advisors, LLC, the Advisor of The Giralda Fund – File No. 801-35421.

Van Hulzen Asset Management, LLC, the Advisor of Iron Horse Fund – File No. 801-61884.

Mosaic Capital Management, LLC, the Advisor of Mosaic Managed Futures Strategy Fund – File No.801-72237.

Altrius Institutional Asset Management, LLC, the Advisor of Altrius Small Cap Value Fund – File No. 801-72306.

Ascendant Advisors, LLC, the Advisor of Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant Natural Resources Master Fund, Ascendant Diversified Income & Growth Fund and the Patriot Fund – File No. 801-72278.

Winch Advisory Services LLC, the Advisor of Ginkgo Multi-Strategy Fund – File No. 801-55488.

Absolute Private Wealth Management LLC, the Advisor of Quantitative Managed Futures Strategy Fund – File No. 801-72461

Horizon Cash Management LLC, the Sub-Advisor of Quantitative Managed Futures Strategy Fund – File No. 801- 47928

Peregrine Capital Advisors, Inc. the Advisor of Peregrine Gold Silver Alpha Strategy Fund – File No. 801-72659.

Triex Financial Services, Inc. the Advisor of Triex Long/Short Fund – File No. 801-72663.

Doubleline Capital LP, the Sub-Adviser of Altegris Futures Evolution Strategy Fund – File 801-70942.

F-Squared Institutional Advisors, LLC, the Sub-Adviser of RPM Emerging Market Premium Sector Rotation Fund – File 801-71753.

Preservation Trust Advisors, LLC, the Adviser of PTA Comprehensive Alternatives Fund – File No.801-72576.

Harvest Capital Strategies, LLC, the Sub-Adviser of Altegris Equity Long Short Fund – File No.801-66003.

OMT Capital Management LLC, the Sub-Adviser of Altegris Equity Long Short Fund – File No.801-60466.

Princeton Fund Advisors, LLC the Co-Advisor of Eagle MLP Total Return Fund – File No. 801-72525.

Eagle Global Advisors, LLC the Co-Advisor of Eagle MLP Total Return Fund – File No. 801-53294.

Sandalwood Securities, Inc the Sub-Adviser of Sandalwood Opportunity Fund – File No. 801-42453.

RockView Management, LLC the Sub-Adviser of Altegris Fixed Income Long Short Fund – File No. 801-73761.

Alpha Simplex Group, LLC the Sub-Adviser of CMG Global Equity Fund – File No. 801-62448.

Crow Point Partners, LLC the Adviser of EAS Crow Point Alternatives Fund – File No. 801-67184.

Probabilities Fund Management, LLC the Adviser of the Probabilities Fund – File No.801-77947.

ITEM 32.

PRINCIPAL UNDERWRITER.

(a) Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Northern Lights Fund Trust, except Leader Short-Term Bond Fund and Leader Total Return Fund.  NLD also acts as principal underwriter for the following:

AdvisorOne Funds, AmericaFirst Quantitative Funds, Arrow Investments Trust, Compass EMP Funds Trust, Copeland Trust, Dominion Funds, Inc., Equinox Funds Trust, GL Beyond Income Fund, Miller Investment Trust, Mutual Fund Series Trust, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights ETF Fund Trust, Northern Lights Variable Trust, OCM Mutual Fund, Roge Partners Funds, Resource Real Estate Diversified Income Fund, The DMS Funds, The Multi-Strategy Growth & Income Fund, The Saratoga Advantage Trust, Total Income+ Real Estate Fund, Tributary Funds, Inc., Two Roads Shared Trust and Vertical Capital Income Fund.

Foreside Distribution Services, LP (“Foreside”) serves as the underwriter to Leader Short-Term Bond Fund and Leader Total Return Fund and also acts as principal underwriter for the following:

American Independence Funds Trust, The Bjurman, Barry Funds, Capital One Funds, Commonwealth International Series Trust, The Coventry Group, Coventry Funds Trust, First Focus Funds, Inc., HSBC Advisor Funds Trust, HSBC Investor Funds, Lou Holland Trust, Pacific Capital Funds (including CATS and Hawaiian Trust), PNC Funds, RMR Series Trust, STI Classic Funds, STI Classic Variable Trust, The 3800 Fund, The Blue Fund Group and Vintage Mutual Funds, Inc.

(b) NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of NLD is 17605 Wright Street, Omaha, Nebraska 68130. NLD is an affiliate of Gemini Fund Services, LLC. To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Brian Nielsen	Manager, CEO, Secretary	None
Bill Wostoupal	President	None
Daniel Applegarth	Treasurer	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None

Foreside Distribution Services, LP is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.  The principal business address of Foreside is 10 High Street, Suite 302, Boston, MA 02110.  To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Mark S. Redman	President and Director	None
Elliott Dobin	Secretary	None
Wayne A. Rose	Co-Chief Compliance Officer	None
Linda C. Carley	Chief Compliance Officer	None
James E. (Ed) Pike	Financial and Operations Principal	None

(c)

Not Applicable.

ITEM 33.

LOCATION OF ACCOUNTS AND RECORDS.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant.  These services are provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

Bank of New York Mellon (“BONY”), located at One Wall Street, New York, New York 10286, provides custodian services to The Biondo Growth Fund, Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund), Changing Parameters Fund, Gratio Values Fund, Pacific Financial Core Equity Fund, Pacific Financial Explorer Fund, Pacific Financial International Fund, Pacific Financial Strategic Conservative Fund, Pacific Financial Tactical Fund, The Biondo Focus Fund,  Arrow Managed Futures Trend Fund, GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund pursuant to a Custody Agreement between BONY and the Trust.

First National Bank of Omaha (“FNBO”), located at 1620 Dodge Street, Omaha, NE 68197, provides custodian services to the Adaptive Allocation Fund, the Autopilot Managed Growth Fund, Sierra Core Retirement Fund, Sierra Strategic Income Fund, Wintrust Capital Disciplined Equity Fund, EAS Crow Point Alternatives Fund, Wade Tactical L/S  Fund, SouthernSun Small Cap Fund, SouthernSun U.S. Equity Fund, Wayne Hummer Real Estate 130/30 Fund, Wintrust Capital Small Cap Opportunity Fund and Incline Capital Smart Switch Fund pursuant to a Custody Agreement between FNBO and the Trust.

Union Bank, National Association, 350 California Street 6th Floor, San Francisco, California  94104 (Union), provides custodian services to the Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow DWA Systematic RS Fund, Arrow Alternative Solutions Fund, MutualHedge Funds, The Long-Short Fund, The Collar Fund, BTS Bond Asset Allocation Fund, Astor Long/Short Fund, Rady Monthly High Income Fund, Rady Bear Fund, Rady Commodity Equity Fund, Rady Small Cap Value Fund, Rady Growth and Income Fund, Rady Tactical Long/Short Fund and Rady Multi-Strategy Alternative Fund, The Guardian Fund, GMG Defensive Beta Fund, Winans Long/Short Fund, Investment Partners Opportunities Fund, Strategic Investing Long/Short Fund. Arrow Managed Futures Trend Fund, CIFG MaxBalancedSM Fund, Princeton Futures Strategy Fund Power Income Fund, PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth, CIFG MaxOppSM Fund CWC Small Cap Aggressive Value Fund, Bandon Isolated Alpha-Fixed Income Fund, Chadwick & D’Amato Fund, Arrow Commodity Strategy Fund, RAM Risk managed-Growth Fund, TransWestern Institutional Short Duration Government Bond Fund, Bishop Volatility Flex Fund. 7Twelve Balanced Fund, 13D Activist Fund, Beech Hill Total Return Fund, Navigator Equity Hedged Fund, GPS Multiple Strategy Fund, Diversified Risk Parity Fund, Peregrine Gold Silver Alpha Strategy Fund, Tatro Capital Appreciation Fund, Avant Gold Bullion Strategy Fund, Ginkgo Multi-Strategy Fund, Altrius Small Cap Value Fund, Triex Long/Short Fund, Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant Diversified Income & Growth Fund, Ascendant Natural Resources Master Fund, Patriot Fund, Eagle MLP Total Return Fund, Sandalwood Opportunity Fund, BTS Diversified Income Fund, BTS Tactical Fixed Income Fund and Navigator Duration Neutral Municipal Bond Fund pursuant to a Custody Agreement between Union and the Trust.

Fifth Third Bank (“Fifth Third”), 38 Fountain Squa-+-re Plaza Cincinnati, Ohio 45263, provides custodian services to KCM Macro Trends Fund, Generations Multi-Strategy Fund, the Leader Short-Term Bond Fund, Leader Total Return Fund, Toews Hedged Emerging Markets Fund, CMG SR Tactical Bond Fund, CMG Tactical Equity Strategy Fund, CMG Global Equity Fund, CMG Managed High Yield Fund, The Currency Strategies Fund, Chariot Absolute Return Currency Fund, Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund, Toews Hedged Small & Mid Cap Fund, Toews Commodities Fund and Toews Unconstrained Income Fund pursuant to a Custody Agreement between Fifth Third and the Trust.

JPMorgan Chase Bank (“JPMorgan”), 270 Park Avenue, New York, NY 10017, provides custodian services to Altegris Macro Strategy Fund, Altegris Managed Futures Strategy Fund, Altegris Futures Evolution Strategy Fund, Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund and Altegris Multi-Strategy Alternative Fund pursuant to a Custody Agreement between JPMorgan and the Trust.

Gemini Fund Services, LLC (“GFS”), located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, provides transfer agent and dividend disbursing services pursuant to a Transfer Agency and Service Agreements between GFS and the Trust.  In such capacities, GFS provides pricing for each Fund’s portfolio securities, keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and keeps records of each shareholder’s account and all disbursement made to shareholders.  GFS also maintains all records required pursuant to Administrative Service Agreements with the Trust.

NLD, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as principal underwriter for all series of Northern Lights Fund Trust, except Leader Short-Term Bond Fund and Leader Total Return Fund. NLD maintains all records required to be maintained pursuant to each Fund’s Distribution Plan and Agreement adopted pursuant to Rule 12b-1 under the 1940 Act.

Foreside Distribution Services, LP, located at 10 High Street, Suite 302, Boston, MA 02110, serves as principal underwriter for Leader Short-Term Bond Fund and Leader Total Return Fund and maintains all records required to be maintained pursuant to the Fund’s Distribution Plan and Agreements adopted pursuant to Rule 12b-1 under the 1940 Act.

Critical Math Advisors LLC, located at 29 Emmons Drive, Suite A-20, Princeton, NJ  08540, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Adaptive Allocation Fund.

Biondo Investment Advisors, LLC, located at 544 Routes 6 & 209, PO Box 909, Milford, Pennsylvania 18337, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Biondo Growth Fund and The Biondo Focus Fund.

Arrow Investment Advisors, LLC, located at 2943 Olney-Sandy Spring Road, Suite A, Olney, Maryland 20832, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Arrow DWA Balanced Fund, Arrow DWA Systematic RS Fund, Arrow DWA Tactical Fund, Arrow Alternative Solutions Fund, Arrow Managed Futures Trend Fund and Arrow Commodity Strategy Fund.

Dorsey, Wright & Associates, Inc., located at with offices at 8014 Midlothian Turnpike, Richmond, Virginia 23235 and 595 East Colorado Blvd., Suite 307, Pasadena, CA  91101, pursuant to the Sub-Advisory Agreement with Arrow Investment Advisors, LLC, maintains all records required pursuant to such agreement with respect to the Arrow DWA Systematic RS Fund, Arrow DWA Balanced Fund and Arrow DWA Tactical Fund.

Rhoads Lucca Capital Partners, LP, located at 14911 Quorum Drive, Suite 380, Dallas Texas 75254, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Autopilot Managed Growth Fund.

Changing Parameters, LLC, located at 250 Oak Grove Avenue, Suite A, Menlo Park, California 94025, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Changing Parameters Fund.

The Pacific Financial Group, Inc., located at 10900 NE 8th Street, Suite 1523, Bellevue, WA 98004, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund, the Pacific Financial Tactical Fund the Pacific Financial Alternative Strategies Fund, Pacific Financial Flexible Growth & Income Fund, Pacific Financial Balanced Fund, Pacific Financial Foundational Asset Allocation Fund, Pacific Financial Faith & Values Based Moderate Fund, Pacific Financial Faith & Values Based Conservative Fund and Pacific Financial Faith & Values Based Aggressive Fund.

Gratio Capital, Inc., located at 155 Water Street, Brooklyn, NY 11201 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Gratio Values Fund, GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund.

Wright Fund Management, LLC, located at 3420 Ocean Park Boulevard, Santa Monica, CA  90405, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Sierra Core Retirement Fund and Sierra Strategic Income Fund.

Wintrust Asset Management Company, located at 222 South Riverside Plaza, 28th Floor, Chicago, Illinois 60606, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Wintrust Capital Disciplined Equity Fund, Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund.

Kerns Capital Management, Inc., located at Galleria Financial Center, 5075 Westheimer Road, Suite 1177, Houston, Texas 77056, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the KCM Macro Trends Fund.

Equinox Fund Management, LLC, 1660 Lincoln Street, Suite 100, Denver, CO 80264, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the MutualHedge Funds.

Three G Financial, LLC, 5940 South Rainbow Boulevard, Las Vegas, Nevada 89118, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Generations Multi-Strategy Fund.

Wade Financial Group, 5500 Wayzata Blvd, STE 200, Minneapolis, MN 55416, pursuant to the Advisory Agreement with the Trust, maintains all records, required pursuant to such agreement with respect to the Wade Tactical L/S Fund.

SouthernSun Asset Management, LLC, 6000 Poplar Avenue, Suite 220, Memphis, Tennessee  38119, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund.

Toews Corporation, Cornerstone Commerce Center, 1201 New Road, Suite 111, Linwood, NJ  08221, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Toews Hedged Emerging Markets Fund, Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund, Toews Hedged Small & Mid Cap Fund, Toews Hedged Commodities Fund and Toews Unconstrained Income Fund.

Leader Capital Corp., 121 SW Morrison St., Suite 425, Portland, OR 97204, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Leader Short-Term Bond Fund and Leader Total Return Fund.

CMG Capital Management Group, LLC, 1000 Continental Drive, Suite 570, King of Prussia, PA 19406, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund, CMG Tactical Equity Strategy Fund, CMG Global Equity Fund and CMG Managed High Yield Fund.

Anchor Capital Management Group, LLC, 16140 Sand Canyon Avenue, Irvine, CA 92618, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund.

Traub Capital Management, LLC 97 Chapel Street 3rd Floor, Needham, MA 02492, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund. Also pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The FX Strategy Fund.

Bandon Capital Management, LLC, 818 SW 3rd Ave. #240, Portland OR 97204-2405, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Bandon Isolated Alpha Fixed Income Fund.

Scotia Partners, Ltd., 436 Ridge Road, Spring City, PA 19475, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund and CMG Tactical Equity Strategy Fund.

Sarasota Capital Partners, LLC, 460 South Tamiami Trail, Osprey, Florida 34229, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Currency Strategies Fund.

Summit Portfolio Advisors, LLC 12606 Julian Street, Broomfield, Colorado 80020, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Collar Fund.

Montebello Partners, LLC, 75 Montebello Road, Suffern, New York 10901, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the GMG Defensive Beta Fund.

Barclays Capital Fund Services, 745 Seventh Avenue, New York, NY 10021, pursuant to the Sub-Advisory Agreement with Montebello Partners, LLC, maintains all records required pursuant to such agreement with respect to the GMG Defensive Beta Fund.

BTS Asset Management, Inc. located at 420 Bedford Street, Suite 340, Lexington, MA  02420, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the BTS Bond Asset Allocation Fund, BTS Diversified Income Fund and BTS Tactical Fixed Income Fund.

Astor Asset Management, LLC located at 111 South Wacker Drive, Suite 3950, Chicago, IL 60606, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Astor Long/Short Fund, Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund.

Rady Asset Management, LLC located at 1020 Prospect Street, Suite 312, La Jolla, CA 92037 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Rady Monthly High Income Fund, Rady Bear Fund, Rady Commodity Equity Fund, Rady Small Cap Value Fund, Rady Growth and Income Fund, Rady Tactical Long/Short Fund and Rady Multi-Strategy Alternative Fund.

Lacerte Capital Advisors, LLC located at 2811 McKinney Avenue, Suite 206, Dallas, TX 75204, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Guardian Fund.

Investment Partners Asset Management, Inc. located at 1 Highland Avenue, Metuchen, NJ 08840 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Investment Partners Opportunities Fund.

FocusPoint Solutions, Inc., 3395 SW Gardenview Ave, Portland, OR 97225, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Generations Multi-Strategy Fund.

Capstone Investment Financial Group, Inc., 615 N. Nevada Avenue, Colorado Springs, CO 80903, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CIFG MaxBalancedSM Fund.

Dunn Warren Investment Advisors, LLC, 6143 S. Willow Drive, Suite 102, Greenwood Village, CO 80111, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CIFG MaxBalancedSM Fund.

Mount Yale Asset Management, LLC, 1125 17th Street, Suite 1400, Denver, CO 80202, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Princeton Futures Strategy Fund.

6800 Capital, LLC, One Palmer Square, Suite 530, Princeton, NJ 08542, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Princeton Futures Strategy Fund.

Congress Asset Management Company, LLP, 2 Seaport Lane, Floor 5, Boston, MA 02210-2001, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Princeton Futures Strategy Fund.

Chadwick & D’Amato, LLC, 224 Main Street, PO Box 1978, New London, NH 03257, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Chadwick & D’Amato Fund.

13D Management, LLC, 200 East 61 Street, Suite 17C, New York, NY 10065, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the 13D Activist Fund.

Altegris Advisors, LLC, 1200 Prospect Street, Suite 400, La Jolla, CA 92037, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, Altegris Evolution Strategy Fund, Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund and Altegris Multi-Strategy Alternative Fund.

W. E. Donoghue & Inc., 629 Washington Street, Norwood, MA 02062 pursuant to the InvesTM ent Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Power Income Fund.

Portfolio Strategies, Inc., 1724 W Union Avenue, Suite 200, Tacoma, WA 98405 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Power Income Fund.

Avant Capital Management, LLC, 458 S. Tamiami Trail, Osprey, FL 34229, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Avant Gold Bullion Strategy Fund and Avant Gold Coin Strategy Fund.

Bishop Asset Management LLC, 20 Park Plaza, Suite 606, Boston, MA 02116, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Bishop Volatility Flex Fund.

CWC Advisors, LLC, 5800 SW Meadows Road, Suite 230, Lake Oswego, OR 97035, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CWC Small Cap Aggressive Value Fund.

BBW Capital Advisors, 1743 Wazee Street, Suite 250, Denver, CO 80202, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the TransWestern Institutional Short Duration Government Bond Fund.

Loomis, Sayles & Company, L.P., One Financial Center, Boston, MA 02111, pursuant to the Sub- Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the TransWestern Institutional Short Duration Government Bond Fund.

7Twelve Advisors, LLC, 1720 West End Ave., Suite 540 Nashville, TN 37203 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the 7Twelve Balanced Fund.

Bandon Capital Management, LLC, 317 SW Alder Street, Suite 1110, Portland, OR 97204 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Bandon Isolated Alpha Fixed Income Fund.

Beech Hill Advisors, Inc, 880 third Ave., 16th Floor, New York, NY 10022 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Beech Hill Total Return Fund.

Clark Capital Management Group, Inc., 1650 Market Street, 53rd Floor, Philadelphia, Pennsylvania 19103 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Navigator Equity Hedged Fund and Navigator Duration Neutral Municipal Bond Fund.

Tatro Capital, LLC, 104 Richmond Ave., Nicholasville, KY 40356 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Tatro Capital Tactical Appreciation Fund.

Knollwood Investment Advisors, LLC, 626 W. Jackson Street, Chicago, IL 60661 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Grant Park Managed Futures Strategy Fund.

GPS Capital Management, LLC, 2410 Camino Ramon, Suite 128, San Ramon, CA 94583 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the GPS Multiple Strategy Fund.

Risk Paradigm Group, LLC, 5900 Southwest Parkway, Building 5, Suite 500, Austin, TX 78735 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Diversified Risk Parity Fund and RPG Emerging Market Premium Sector Rotation Fund.

Genesis Capital LLC, 7191 Wagner Way NW, Suite 302, Gig Harbor, WA 98335 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the SCA Absolute Return Fund and SCA Directional Fund.

Zeo Capital Advisors, LLC, 555 California Street, Suite 5180 San Francisco, CA 94104, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Zeo Strategic Income Fund.

Giralda Advisors, LLC, One Giralda Farms, Suite 130, Madison, NJ 07940, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Giralda Fund.

Van Hulzen Asset Management, LLC, 950 Iron Point Road, Suite 290, Folsom, CA 95630, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Iron Horse Fund.

Mosaic Capital Management, LLC, 7535 Windsor Drive, Suite A205, Allentown PA, 18195, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Mosaic Managed Futures Strategy Fund.

Altrius Institutional Asset Management, LLC, 1323 Commerce Drive, New Bern, NC, 28562, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Altrius Small Cap Value Fund.

Ascendant Advisors, LLC, Four Oaks Place, 1330 Post Oak Blvd, Suite 1550, Houston, TX, 77056, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant Natural Resources Master Fund, Ascendant Diversified Income & Growth Fund and the Patriot Fund.

Winch Advisory Services, LLC, 424 East Wisconsin Avenue, Appleton, WI 54911 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Ginkgo Multi-Strategy Fund.

Absolute Private Wealth Management LLC, 1001 West Loop South, Suite 811, Houston, TX 77027 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Quantitative Managed Futures Strategy Fund.

Horizon Cash Management LLC, 325 W. Huron Street, Suite 808, Chicago, IL 60654 pursuant to the Sub-Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Quantitative Managed Futures Strategy Fund.

J.P. Morgan Investment Management, Inc., 270 Park Avenue, New York, NY 10036, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Macro Strategy Fund.

Peregrine Capital Advisors, Inc., 311 West Monroe Street, Suite 1300, Chicago, IL 60606, pursuant to the Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Peregrine Gold Silver Alpha Strategy Fund.

Triex Financial Services, Inc., 10470 W. 163rd Place, Orland Park, IL 60467, pursuant to the Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Triex Long/Short Fund.

Doubleline Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Futures Evolution Strategy Fund.

F-Squared Institutional Advisors, LLC, 2221 Washington Street, Suite 201, Newton, MA 02462, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the RPG Emerging Market Premium Sector Rotation Fund.

Preservation Trust Advisors, LLC, One Embarcadero Center, Suite 1140, San Francisco, CA 94111, pursuant to the Interim Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Long-Short Fund.

Harvest Capital Strategies, LLC, 600 Montgomery Street, 20th Floor, San Francisco, CA 94111, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Equity Long Short Fund.

OMT Capital Management LLC, One Montgomery Street, Suite 3300, San Francisco, CA 94104, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Equity Long Short Fund.

Princeton Fund Advisors, LLC, 1125 17th Street, Suite 1400, Denver CO 80202, pursuant to the Co-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Eagle MLP Total Return Fund.

Eagle Global Advisors, LLC, 5847 San Felipe, Suite 930, Houston TX 77057, pursuant to the Co-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Eagle MLP Total Return Fund.

Sandalwood Securities, Inc. 101 Eisenhower Parkway, 3rd Floor, Roseland, NJ 07068, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Sandalwood Opportunity Fund.

RockView Management, LLC Metro Center, One Station Place, 7th Floor, Stamford , CT 06902, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Fixed Income Long Short Fund.

Alpha Simplex Group, LLC One Cambridge Center, Cambridge, MA 02142, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CMG Global Equity Fund.

Crow Point Partners, LLC, 10 New Driftway, Suite 203, Scituate, MA 02066, pursuant to the Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the EAS Crow Point Alternatives Fund.

Probabilities Fund Management, LLC, 1665 Union Street, Suite A, San Diego, CA 92101, pursuant to the Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Probabilities Fund.

ITEM 34.

MANAGEMENT SERVICES.

Not applicable.

ITEM 35.

UNDERTAKINGS. See Item 30 above, second paragraph.

One or more of the Registrant’s series may invest up to 25% of its respective total assets in a wholly-owned and controlled subsidiary (each a “Subsidiary” and collectively the “Subsidiaries”).  Each Subsidiary will operate under the supervision of the Registrant.  The Registrant hereby undertakes that the Subsidiaries will submit to inspection by the Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 504 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized in the City of Hauppauge, State of New York on the 16th day of July, 2013.

NORTHERN LIGHTS FUND TRUST

(Registrant)

/s/ Andrew Rogers

By: Andrew Rogers,

President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Northern Lights Fund Trust

Michael Miola*	Trustee & Chairman	July 16, 2013
John V. Palancia*	Trustee	July 16, 2013
Gary Lanzen*	Trustee	July 16, 2013
Anthony Hertl*	Trustee	July 16, 2013
Mark Taylor*	Trustee	July 16, 2013
/s/ Andrew Rogers Andrew Rogers	President and Principal Executive Officer	July 16, 2013
/s/Kevin Wolf	Treasurer and Principal Accounting Officer	July 16, 2013

By:

Date:

/s/ James P. Ash, Esq.

July 16, 2013

James Ash, Secretary

*Attorney-in-Fact – Pursuant to Powers of Attorney previously filed on April 1, 2011 and January 9, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 234 and No. 346, respectively which are hereby incorporated by reference.

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Counsel	(i)(2)
Consent of Independent Auditor	(j)(1)